                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 POWERTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                (POWERTEL LOGO)

                                 POWERTEL, INC.
                            1233 O.G. SKINNER DRIVE
                           WEST POINT, GEORGIA 31833
                                 (706) 645-2000


                                                                  April 20, 1999


Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Powertel, Inc. to be held on Thursday, May 20, 1999 at 10:00 a.m. local time at The Cotton Duck, 6101 20th Avenue, Valley, Alabama 36854. At the Annual Meeting, the Board of Directors will ask the stockholders to:

          1. ratify the issuance of Powertel's Series E 6.5% Cumulative Convertible Preferred Stock and Series F 6.5% Cumulative Convertible Preferred Stock and approve all shares of common stock that may be issued upon conversion of, and as dividends on, the preferred stock;

          2. approve an amendment to Powertel's 1991 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 3,000,000 shares to 5,000,000 shares;

          3. elect two directors to serve on Powertel's Board of Directors, each for a three-year term;

          4. ratify the appointment of Arthur Andersen LLP as Powertel's independent public accountants for the year ending December 31, 1999; and

          5. transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     We have included a copy of Powertel's Annual Report to Stockholders with the Proxy Statement. We encourage you to read the Annual Report. It includes our audited financial statements for the year ended December 31, 1998 as well as information about our operations, markets, products and services.

     We urge you to carefully review the enclosed materials. Whether or not you plan to attend the Annual Meeting, we ask that you read the information on the following pages and promptly submit your proxy card in the enclosed postage paid envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

     Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.


                                          Sincerely,
                                          /s/ Allen E. Smith
                                          Allen E. Smith
                                          Chief Executive Officer

                                 POWERTEL, INC.
                            1233 O.G. SKINNER DRIVE
                           WEST POINT, GEORGIA 31833
                                 (706) 645-2000
                 ---------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999
                 ---------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Powertel, Inc. will be held on Thursday, May 20, 1999 at 10:00 a.m. local time at The Cotton Duck, 6101 20th Avenue, Valley, Alabama 36854, for the following purposes:

          1. To ratify Powertel's issuance of the Series E 6.5% Cumulative Convertible Preferred Stock and Series F 6.5% Cumulative Convertible Preferred Stock and approve all the shares of common stock that may be issued upon conversion of, and as dividends on, the preferred stock (Proposal 1);

          2. To approve an amendment to Powertel's 1991 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 3,000,000 shares to 5,000,000 shares (Proposal 2);

          3. To elect two directors to serve on the Board of Directors, each for a three-year term (Proposal 3);

          4. To ratify the appointment of Arthur Andersen LLP as Powertel's independent public accountants for the year ending December 31, 1999 (Proposal 4); and

          5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on Monday, April 12, 1999 as the record date for determining the stockholders who will be entitled to vote at the Annual Meeting. Only stockholders of record as of that time and date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors
                                          /s/ Allen E. Smith
                                          Allen E. Smith
                                          Chief Executive Officer
April 20, 1999

                                 POWERTEL, INC.
                            1233 O.G. SKINNER DRIVE
                           WEST POINT, GEORGIA 31833
                                 (706) 645-2000
                 ---------------------------------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999
                 ---------------------------------------------


     The Board of Directors of Powertel, Inc. ("Powertel," the "Company" or "we") is soliciting your proxy for use at the Annual Meeting of Stockholders of Powertel to be held at 10:00 a.m. local time, on Thursday, May 20, 1999 at The Cotton Duck, 6101 20th Avenue, Valley, Alabama 36854, and at any adjournments thereof. This Proxy Statement and the proxy card are first being mailed to the stockholders of Powertel on or about April 23, 1999.

     At the Annual Meeting, the Board of Directors will ask the stockholders to:

          1. ratify the issuance of Powertel's Series E 6.5% Cumulative Convertible Preferred Stock and Series F 6.5% Cumulative Convertible Preferred Stock and approve all shares of common stock that may be issued upon conversion of, or as dividends on, the preferred stock;

          2. approve an amendment to Powertel's 1991 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 3,000,000 shares to 5,000,000 shares;

          3. elect two directors to serve on the Board of Directors, each for a three-year term;

          4. ratify the appointment of Arthur Andersen LLP as Powertel's independent public accountants for the year ending December 31, 1999; and

          5. transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Except for procedural matters, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, a majority of the Board of Directors will determine the manner in which the persons named in the proxy card will vote the shares represented by the proxies on such matters.
                             ---------------------

     STOCKHOLDERS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED
           IN THIS PROXY STATEMENT PRIOR TO RETURNING THEIR PROXIES.
                             ---------------------

                 THE DATE OF THIS PROXY STATEMENT IS APRIL 20, 1999.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY AND VOTING INFORMATION................................    1
APPROVAL OF CERTAIN MATTERS REGARDING POWERTEL'S SERIES E
  PREFERRED STOCK AND SERIES F PREFERRED STOCK..............    2
     Terms of the Preferred Stock...........................    2
     NASDAQ Stockholder Approval Requirements...............    3
     Impact of Preferred Stock Issuance.....................    3
     Impact of a Vote Against Issuance......................    3
     Potential Conflicts of Interest; Interests of Certain
      Persons...............................................    4
     Required Vote and Related Matters......................    4
APPROVAL OF THE PROPOSED AMENDMENT TO THE 1991 STOCK OPTION
  PLAN......................................................    5
     Description of the Stock Option Plan...................    5
     Plan Benefits..........................................    7
     Federal Income Tax Consequences of the Stock Option
      Plan..................................................    7
     Required Vote and Related Matters......................    9
ELECTION OF DIRECTORS.......................................   10
     Information as to Nominees, Other Directors and
      Executive Officers....................................   10
     Director Nominees......................................   11
     Other Directors and Executive Officers.................   11
     Committees of the Board of Directors and Nominations by
      Stockholders..........................................   13
     Certain Relationships and Related Transactions.........   13
     Compliance with Section 16(a) of the Exchange Act......   15
EXECUTIVE COMPENSATION......................................   16
     Option Grants..........................................   17
     Option Exercises and Holdings..........................   17
     Benefit Plans..........................................   17
     Compensation of the Company's Directors................   18
     Compensation Committee Interlocks and Insider
      Participation.........................................   19
     Compensation/Stock Option Committee Report on Executive
      Compensation..........................................   19
     Comparative Company Performance........................   22
     Beneficial Ownership of Capital Stock..................   23
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
  ACCOUNTANTS...............................................   25
     Required Vote and Related Matters......................   25
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS................   25
VOTING PROCEDURES...........................................   25
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE...........   25
AVAILABLE INFORMATION.......................................   26
OTHER MATTERS...............................................   26

APPENDICES

Appendix A   Stock Purchase Agreement dated June 22, 1998 between
             Powertel, Inc. and SCANA Communications, Inc. ..............    A-1

Appendix B   Stock Purchase Agreement dated June 22, 1998 between
             Powertel, Inc. and ITC Wireless, Inc. ......................    B-1

Appendix C   Amended and Restated 1991 Stock Option Plan.................    C-1

                          PROXY AND VOTING INFORMATION


     Who is Entitled to Vote. Holders of record of shares of common stock of Powertel at the close of business on Monday, April 12, 1999 (the "Record Date") may vote at the Annual Meeting or any adjournments thereof. On the Record Date, 27,435,283 shares of common stock were issued and outstanding and held of record by approximately 478 holders. Each stockholder is entitled to one vote per share.


     Quorum. A quorum will exist if a majority of the shares of Powertel common stock outstanding on the Record Date are present in person or represented by proxy at the meeting. Proxies that are submitted by brokers as holders of record and that do not indicate a vote for some of the proposals, because the brokers have not received instructions from their customers or other beneficial owners on how to vote on those proposals and do not have discretionary voting authority, are called "broker non-votes." Abstentions, votes withheld with respect to the election of one or more nominees as directors, and broker non-votes will be counted as present at the Annual Meeting for the purpose of determining whether a quorum is present.

     How You May Vote. You may submit a proxy with your voting instructions by completing, signing and mailing the enclosed proxy card. You should complete, sign and mail the enclosed proxy card in accordance with its instructions. If you sign and return a proxy card without indicating your voting instructions, the named proxies will vote your shares FOR Proposal 1 to ratify certain matters regarding Powertel's Series E Preferred Stock and Series F Preferred Stock, FOR Proposal 2 to approve and adopt the amendment to the Stock Option Plan, FOR Proposal 3 to elect two nominees of the Board of Directors as directors and FOR Proposal 4 to ratify the appointment of Arthur Andersen LLP as independent public accountants of Powertel for the year ending December 31, 1999.

     Revocation of Proxies. You can revoke your proxy at any time before the Annual Meeting by sending a properly signed written notice of your revocation to the Assistant Secretary of Powertel, by submitting another proxy that is properly signed and bears a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to: Powertel, Inc., 1233 O.G. Skinner Drive, West Point, Georgia 31833, Attention: Lorrie G. Turner, Assistant Secretary.

     Required Votes. There are different voting requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that only votes cast for a nominee will be counted, and the nominees for director who receive the most votes will be elected as directors. Broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes, but will not reduce the number of votes otherwise received by the nominees. Each of the other proposals requires the approval of a majority of the shares of Powertel common stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against such proposals, and broker non-votes will have no effect on the vote.

     Cost of Proxy Solicitation. The cost of soliciting proxies will be borne by Powertel. In addition to the use of the mails, Powertel's officers, directors and employees will solicit proxies personally or by telephone or facsimile transmission. These individuals will not be compensated specifically for their solicitation activities. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and Powertel will reimburse such persons for their reasonable expenses.

                APPROVAL OF CERTAIN MATTERS REGARDING POWERTEL'S
             SERIES E PREFERRED STOCK AND SERIES F PREFERRED STOCK

                                  (PROPOSAL 1)

     The following is a summary of certain matters relating to Powertel's Series E 6.5% Cumulative Convertible Preferred Stock (the "Series E Preferred") and Series F 6.5% Cumulative Convertible Preferred Stock (the "Series F Preferred" and, together with the Series E Preferred, the "Preferred Stock"). The following summary is not complete and is qualified in its entirety by reference to the Stock Purchase Agreements relating to the Series E Preferred and Series F Preferred, and all annexes thereto, copies of which are being filed as Appendix A and Appendix B, respectively, to this Proxy Statement.

TERMS OF THE PREFERRED STOCK

     On June 22, 1998, Powertel sold to SCANA Communications, Inc. ("SCANA Communications"), a wholly owned subsidiary of SCANA Corporation ("SCANA"), 50,000 shares of Series E Preferred for an aggregate purchase price of $75,000,000. Also on June 22, 1998, Powertel sold to ITC Wireless, Inc. ("ITC Wireless"), a wholly owned subsidiary of ITC Holding Company, Inc. ("ITC Holding"), 50,000 shares of Series F Preferred for an aggregate purchase price of $75,000,000. Proceeds from the sale of the Preferred Stock are being used to fund the continuing buildout of Powertel's personal communications services ("PCS") network.

     Each share of the Preferred Stock has a liquidation preference over the Company's common stock and any other junior stock of $1,500 per share, plus accrued and unpaid dividends, in the event of a liquidation, dissolution or winding up of the Company. The 6.5% annual dividend on the Preferred Stock is payable quarterly in common stock or cash. The Preferred Stock is redeemable at the option of the Company on and after June 22, 2003 at a redemption price of $1,500 per share, subject to adjustment, plus accrued and unpaid dividends, and is required to be redeemed on June 22, 2010. The Preferred Stock becomes convertible on June 22, 2003 at the option of the holder into common stock at a conversion price equal to $22.01 per share of common stock, subject to adjustment.

     Holders of the Preferred Stock have no voting rights, except as otherwise required by law and except that the consent of the holders of at least two-thirds of the outstanding shares of Series E Preferred and Series F Preferred is necessary to permit, effect or validate (a) the authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Preferred Stock; (b) the increase in the authorized or issued amount of the Series E Preferred or Series F Preferred; or (c) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Third Restated Certificate of Incorporation of the Company that would affect any right, preference or voting power of the Preferred Stock or the holders thereof.

     The offer and sale of the Preferred Stock and the common stock into which such Preferred Stock is convertible were not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemptions from registration provided by Section 4(2) and Rule 506 of the Securities Act. However, SCANA Communications and ITC Wireless have been granted certain "demand" and "piggyback" registration rights with respect to the shares of common stock issued upon conversion of, or as dividends on, the Series E Preferred and Series F Preferred, respectively.

     In connection with the sale of the Preferred Stock, the Company indemnified SCANA Communications and ITC Wireless, and SCANA Communications and ITC Wireless indemnified the Company, for certain losses arising out of breaches of their respective representations and covenants. The Company also indemnified the lender from which ITC Wireless borrowed funds to purchase the Series F Preferred for certain fees, costs, expenses and claims related to the loan.

     Each of SCANA Communications and ITC Wireless have agreed, among other things, that without the prior written consent of Powertel and except for transfers to their affiliates, they will not transfer, directly or indirectly, any shares of Series E Preferred or Series F Preferred, as the case may be, or any shares of common stock into which such Preferred Stock is convertible, until after June 22, 1999.

NASDAQ STOCKHOLDER APPROVAL REQUIREMENTS

     Stockholder ratification and approval of the issuance of the Preferred Stock and the common stock issuable upon conversion of, or as dividends on, the Preferred Stock are not required under the Delaware General Corporation Law, the Company's Third Restated Certificate of Incorporation, or the Company's Restated Bylaws. Stockholder ratification and approval are also currently not required under the Marketplace Rules of the Nasdaq Stock Market National Market System ("NASDAQ"), through which Powertel's common stock is traded. However, in order to qualify for continued inclusion in NASDAQ, it is necessary to satisfy certain financial and other criteria set forth in the Marketplace Rules and to follow certain corporate governance procedures, including obtaining stockholder approval in connection with certain corporate transactions. For example, Rule 4460(i)(1)(D)(ii) requires stockholder approval if the Company issues common stock or securities exercisable or convertible into common stock representing 20% or more of the Company's outstanding shares of common stock or voting power at a price that is below the greater of book value or market value per share (the "20% Rule").

     Although the 20% Rule is not implicated by the provisions governing the conversion of the Preferred Stock into shares of common stock (since the $22.01 conversion price established for both the Series E Preferred and Series F Preferred is greater than the market and book value of the Company's common stock on the date of issuance), the holders of the Preferred Stock are entitled to receive stock dividends on a quarterly basis which are calculated pursuant to a formula that is based on 95% of the average closing sales price of the Company's common stock for the five trading days immediately preceding each dividend payment date. As a result, the shares of common stock to be issued as stock dividends on the Preferred Stock may be issued for less than the greater of book value or market value of such shares which could, in the future, implicate the 20% Rule.

     Whether or not the 20% Rule is implicated by these dividend issuances will depend on the amount of common stock that is issued as dividends, which in turn depends on the price of the common stock on the various dividend payment dates. It is possible that the 20% Rule will never be implicated. However, if the market price of the Company's common stock declined and did not recover for a significant period of time, the 20% Rule could be implicated. Although stockholder approval is not currently required to satisfy the listing requirements under the Rules for the continued inclusion of the Company in NASDAQ, it is possible that stockholder approval may be required in the future. Therefore, the Board of Directors has determined to seek stockholder approval at this time rather than possibly being required to call a special meeting of stockholders if the 20% Rule is implicated.

IMPACT OF PREFERRED STOCK ISSUANCE

     Assuming the conversion of all the shares of Preferred Stock outstanding pursuant to the terms of the Stock Purchase Agreements, the holders of the Preferred Stock would be entitled to receive an aggregate of approximately 6.8 million shares of the Company's common stock. These shares, in addition to the indeterminable number of shares of common stock which are required to be issued as future stock dividends, will, upon issuance, result in an increase in the number of shares of common stock outstanding, which will result in a dilution of the percentage ownership of other stockholders.

IMPACT OF A VOTE AGAINST ISSUANCE

     The Company is obligated, under the terms of the Preferred Stock, to issue dividends in the form of cash or stock. The Company is prohibited by the Indentures governing all of its publicly-traded bonds from issuing dividends in the form of cash as long as those bonds are outstanding. Currently, the Company may only satisfy its obligations to pay dividends on the Preferred Stock through the issuance of common stock. If the stock dividend issuances on the Preferred Stock implicate the 20% Rule, Powertel would be required to obtain stockholder approval. If Powertel could not obtain stockholder approval at that time, Powertel could be out of compliance with NASDAQ's Rules unless it was able to renegotiate the terms of the Preferred Stock. There is no assurance that Powertel would be able to renegotiate the terms of the Preferred Stock on terms favorable to Powertel or at all.

POTENTIAL CONFLICTS OF INTEREST; INTERESTS OF CERTAIN PERSONS


     SCANA. At the close of business on April 12, 1999, SCANA Communications beneficially owned 4,725,363 shares of common stock, representing approximately 17.2% of the total number of shares of common stock outstanding on that date. SCANA Communications owns all of Powertel's Series B Convertible Preferred Stock (the "Series B Preferred"), Series D Convertible Preferred Stock (the "Series D Preferred") and Series E Preferred, none of which is currently convertible. SCANA, headquartered in Columbia, South Carolina, is a holding company whose principal subsidiary, South Carolina Electric & Gas Co., provides retail electric and natural gas services and public transportation services. The stock of SCANA is traded on the New York, Boston, Chicago, Cincinnati, Pacific and Philadelphia Stock Exchanges. Certain directors of the Company also serve in various capacities with SCANA. William B. Timmerman is the Chairman, Chief Executive Officer and President of SCANA. Mr. Timmerman is also the Chairman and Chief Executive Officer of SCANA Communications. Ann Milligan is the Chief Marketing Officer of SCANA.

     ITC Holding. At the close of business on April 12, 1999, ITC Holding beneficially owned 7,553,282 shares of common stock, representing approximately 27.5% of the total number of shares of common stock outstanding on that date. ITC Wireless owns all of Powertel's Series F Preferred, which is not presently convertible. ITC Holding, headquartered in West Point, Georgia, is a private holding company whose various subsidiaries, affiliates and related parties provide the Company from time to time with various services, consisting principally of access services, interconnection and transport facilities, local telephone service for Powertel's corporate headquarters and conference calling services. Certain directors of the Company also serve in various capacities with ITC Holding. Campbell B. Lanier, III is Chairman and Chief Executive Officer of ITC Holding and is a director and officer of several ITC Holding subsidiaries.
O. Gene Gabbard and Donald W. Weber are also directors of ITC Holding. William
H. Scott, III is a director of ITC Holding and is a director and officer of several ITC Holding subsidiaries.


     The Board of Directors was aware of these relationships and considered them, among other factors, in approving the Preferred Stock issuances and making its recommendation to the stockholders that the stockholders ratify the Preferred Stock and approve the common stock issuable upon conversion of, or as dividends on, the Preferred Stock.

REQUIRED VOTE AND RELATED MATTERS

     The approval by a majority of the shares present in person or represented by proxy is required to approve the proposal to ratify the issuance of the Series E Preferred and the Series F Preferred and approve all shares of common stock issuable upon conversion of, or as dividends on, the Preferred Stock.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

        APPROVAL OF THE PROPOSED AMENDMENT TO THE 1991 STOCK OPTION PLAN

                                  (PROPOSAL 2)

     The Stock Option Plan was adopted by the Board of Directors on April 8, 1991 and approved by the stockholders at the 1991 annual meeting. The Stock Option Plan was amended in 1997 to increase the number of shares available for issuance thereunder to 3,000,000 shares of common stock. The Board of Directors has voted, subject to stockholder approval, to amend the Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder to 5,000,000 shares.

     The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of an equity interest in the Company. The purpose of the Stock Option Plan is to further the growth and success of Powertel by enabling selected employees to acquire shares of common stock, thereby increasing their personal interest in such growth and success, and to provide a means of rewarding outstanding performance by such persons. The Board of Directors believes that it is advisable that Powertel and its stockholders continue to have the incentive of stock options available as a means of attracting and retaining officers and other key employees. As of December 31, 1998, options to purchase 449,734 shares remained available for grants under the Stock Option Plan, and approximately 1,600 employees of Powertel and its subsidiaries were eligible to participate in the Stock Option Plan. Approval of the proposed amendment will increase the number of shares available for issuance under the Stock Option Plan to a total of 5,000,000 shares.

     The principal provisions of the Stock Option Plan are summarized below. This summary is not complete and is qualified in its entirety by reference to the Amended and Restated 1991 Stock Option Plan (incorporating the proposed amendment), a copy of which is attached hereto as Appendix C.

DESCRIPTION OF THE STOCK OPTION PLAN

     The Stock Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to any employee of Powertel or its subsidiaries, except to the extent that any option is specifically designated at the time of grant as not being an "incentive stock option" or to the extent that any option would exceed certain aggregate fair market value limitations with respect to the underlying common stock, as described below.

     The Stock Option Plan is administered by the Compensation/Stock Option Committee of the Board of Directors (the "Compensation Committee") pursuant to delegated authority. The Compensation Committee must at all times consist of no less than two members of the Board of Directors. No member of the Compensation Committee may be an officer or other salaried employee of the Company, and each member of the Compensation Committee must qualify in all respects as a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the limitations set forth in the Stock Option Plan, the Compensation Committee has the authority to determine which employees will receive options, based on management's analysis of the Company's performance and the employee's performance and level of responsibility.

     The exercise price for an incentive stock option may not be less than 100% of the fair market value of the common stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock). The exercise price for a non-incentive stock option may not be less than the par value of the common stock. The maximum option term is 10 years (10 years and 30 days in the case of a non-incentive stock option and five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. There is also a $100,000 limit on the value of common stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. The maximum number of shares of common stock subject to options that may be granted under the Stock Option Plan to any employee is 200,000 shares in any calendar year, and no option may be granted more than 10 years after the effective date of the Stock Option Plan. Options are non-transferable other than by will or the laws of descent and distribution.

     The Compensation Committee determines the exercise periods for options. Options granted to date generally vest and become exercisable as to 50% two years after the date of grant, an additional 25% three years after the date of grant and the remaining 25% four years after the date of grant. The Compensation Committee also may include in each option certain additional limitations on the recipient's right to exercise the option. The Compensation Committee may rescind, modify or waive any such limitation at any time after the date of grant of such option so as to accelerate the time at which the option may be exercised. Payment for shares purchased under the Stock Option Plan may be made in cash or, if permitted by the particular option agreement, either by exchanging shares of Powertel common stock with a fair market value equal to the total option exercise price or by a combination of cash and shares of common stock.

     If an employee's employment with Powertel or its subsidiaries terminates by reason of death or disability, his or her options, whether or not then exercisable, may be exercised within one year after such death or disability; however, the Compensation Committee may provide in the option agreement for a later date (but not later than the date the option would otherwise expire) and/or for the continuation of the installment limitations on exercise. If an employee's employment terminates for any reason other than death or disability, the employee's options shall terminate, and the employee shall have no further right to purchase shares of common stock pursuant to such options. However, if such termination is because of an employee's retirement in accordance with Powertel's normal retirement policies, then his or her options, whether or not then exercisable, may be exercised within three months after the date of retirement. The Compensation Committee may provide in an employee's option agreement for a later date and/or for the continuation of the installment limitations on exercise upon termination of employment.

     If (a) the number of outstanding shares of common stock is increased or decreased or (b) shares of common stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, the Company shall proportionately adjust the number and kinds of shares for which options may be granted under the Stock Option Plan and for which options are outstanding so that a holder's proportionate interest immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding options shall not change the aggregate option price but shall include a corresponding proportionate adjustment in the option price per share.

     Upon (a) any dissolution or liquidation of the Company, (b) a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (c) a sale of substantially all of the assets of the Company to another entity, or (d) any transaction approved by the Board of Directors that results in any person or entity owning 80% or more of the combined voting power of all classes of stock of the Company, the Stock Option Plan and all options outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Stock Option Plan and/or the assumption of the outstanding options or for the substitution of such options into new options covering the stock of a successor corporation or its parent or subsidiary, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine.

     The Stock Option Plan may be amended by the Board of Directors at any time. However, the stockholders must approve any amendment that would: (i) change the requirements as to eligibility; (ii) increase the maximum number of shares subject to the Stock Option Plan (except for certain permitted changes in capitalization); (iii) materially increase the benefits under the Stock Option Plan; or (iv) otherwise cause the Stock Option Plan to not comply with Rule 16b-3 under the Exchange Act (or any successor rule or other regulatory requirements) or the Code. The Board of Directors may terminate or suspend the Stock Option Plan at any time. Unless previously terminated, the Stock Option Plan will terminate automatically on April 8, 2001, the tenth anniversary of the date of adoption of the Stock Option Plan by the Board of Directors. No termination, suspension or amendment of the Stock Option Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

PLAN BENEFITS

     As of December 31, 1998, options to purchase 2,396,750 shares of common stock were outstanding under the Stock Option Plan. Based on the closing sale price of the common stock on December 31, 1998 of $13.563, the aggregate market value of the 2,396,750 shares currently reserved for issuance under options currently outstanding under the Stock Option Plan as of December 31, 1998 was $32,507,120.

     The table below provides certain information regarding stock options granted as of December 31, 1998 under the Stock Option Plan to: (i) the Chief Executive Officer and the other four most highly compensated executive officers of the Company whose combined salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1998; (ii) each nominee for election as a director; (iii) all current executive officers of the Company as a group; (iv) all current non-employee directors as a group; and (v) all employees of the Company as a group (including all officers who are not executive officers).

                         STOCK OPTION PLAN BENEFITS(A)

                                                                          NUMBER
                                                              EXERCISE      OF
NAME AND POSITION(S)                                          PRICE(B)    OPTIONS
--------------------                                          --------   ---------
Allen E. Smith..............................................   $10.67      255,480
  President, Chief Executive Officer and Director
Fred G. Astor, Jr...........................................    10.67      159,476
  Executive Vice President and Chief Financial Officer
Rodney D. Dir...............................................    17.35       39,136
  Chief Operating Officer
Nicholas J. Jebbia..........................................    15.69       60,501
  Executive Vice President and General Manager
George R. Johnson...........................................    15.30       70,823
  Executive Vice President and General Manager
Donald W. Burton............................................       --           --
  Director
Maurice P. O'Connor.........................................    12.75       81,940
  Director
Executive officer group, including the 5 executive officers
  named above (8 persons)...................................    13.18      764,894
Non-employee director group (7 persons).....................    13.48       91,940
Non-executive officer and other employee group (1,592
  persons)..................................................    14.35    1,638,733

---------------

(a) All option grants were made at 100% of the fair market value of the common stock on the date of grant. Options have a ten-year term and have become or will become exercisable as follows: (i) 50% on the second anniversary of the date of grant; (ii) additional 25% on the third anniversary of the date of grant; and (iii) remaining 25% on the fourth anniversary of the date of grant.
(b) Represents the weighted average exercise price of the options granted.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

     The grant of an option is not a taxable event for the optionee or the Company. With respect to "incentive stock options," an optionee will not recognize taxable income upon grant or exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in the alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. This excess increases the optionee's basis in the shares for purposes of the alternative minimum tax but not for purposes of the regular income tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options (e.g., for a year in which the shares are sold at a gain). Generally, the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

     For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

     If all of the requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize as ordinary income upon the disposition of the shares an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable reporting (if any) and other requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     If, pursuant to an option agreement, an optionee exercises an incentive option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a non-taxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. These rules would not apply if the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement. In that case, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

     Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If, pursuant to an option agreement, the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substitute tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However, the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option) will be taxed as ordinary income.

REQUIRED VOTE AND RELATED MATTERS

     The affirmative vote of a majority of the shares present in person or represented by proxy is required to approve the amendment to the Stock Option Plan to increase the number of shares of common stock available for issuance thereunder.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 3)

     Pursuant to the Third Restated Certificate of Incorporation, the Board of Directors shall consist of not fewer than three nor more than 15 directors, divided into three classes, as nearly equal in number as possible, with the Board of Directors determining the number of directors within such limits. The term of office of only one class of directors expires in each year. The directors elected at the Annual Meeting will hold office for a term of three years and until their successors are elected and qualified.

     At the Annual Meeting, two directors will be elected. Unless otherwise specified on the proxy card, it is the intention of the persons named as proxies in the enclosed proxy card to vote in favor of the election of the persons named below as nominees. All nominees are now directors of the Company. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the persons named as proxies will vote in favor of the election of such other person as the Board of Directors may recommend. Directors will be elected by a plurality of the votes cast at the Annual Meeting. There are no cumulative voting rights in the election of directors.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

INFORMATION AS TO NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

     The director nominees, other directors and executive officers of the Company and their ages and terms of office (in the case of directors) as of April 12, 1999 are as follows:

                                                                                  TERM AS
                                                                                  DIRECTOR
DIRECTOR NOMINEES                    AGE   POSITION(S) WITH COMPANY               EXPIRES
-----------------                    ---   ------------------------               --------
Donald W. Burton...................  55    Director                                 1999
Maurice P. O'Connor................  48    Director                                 1999

                                                                                     TERM AS
                                                                                     DIRECTOR
OTHER DIRECTORS AND EXECUTIVE OFFICERS  AGE   POSITION(S) WITH COMPANY               EXPIRES
--------------------------------------  ---   ------------------------               --------
Campbell B. Lanier, III..............   48    Chairman of the Board of Directors       2001
Allen E. Smith.......................   49    President, Chief Executive Officer       2001
                                              and Director
Fred G. Astor, Jr....................   47    Executive Vice President and Chief         --
                                                Financial Officer
Rodney D. Dir........................   41    Chief Operating Officer                    --
Nicholas J. Jebbia...................   51    Executive Vice President and General       --
                                                Manager
George R. Johnson....................   57    Executive Vice President and General       --
                                                Manager
Walter R. Pettiss....................   65    Executive Vice President -- Customer       --
                                                Service
Michael P. Tatom.....................   46    Executive Vice President and General       --
                                                Manager
O. Gene Gabbard......................   58    Director                                 2000
Ann Milligan.........................   40    Director                                 2001
William B. Scott, III................   51    Director and Secretary                   2000
William B. Timmerman.................   52    Director                                 2000
Donald W. Weber......................   62    Director                                 2000

     On October 16, 1998, Lawrence Gressette resigned from the Board of Directors of the Company. Effective October 16, 1998, the Board of Directors filled the vacancy created by Mr. Gressette's resignation through the election of Ann Milligan to the Board. On October 28, 1998, Bert G. Clifford resigned from the

Board of Directors. The Board of Directors has not yet filled the vacancy created by Mr. Clifford's resignation. Mr. Clifford's term expired in 1999.

     Certain of the executive officers and directors listed above hold or have held positions in several corporations related to the Company through common directors or stock ownership, including ITC Holding, SCANA and various subsidiaries of ITC Holding and SCANA. In addition, certain officers and directors have ownership interests in ITC Holding and SCANA. The Company has adopted a policy requiring that any material transactions between the Company and persons or entities affiliated with officers, directors or principal stockholders of the Company be on terms no less favorable to the Company than reasonably could have been obtained in arm's length transactions with independent third parties. Any other matters involving potential conflicts of interest are to be resolved on a case-by-case basis. See "-- Certain Relationships and Related Transactions."

     Officers of the Company are appointed at the Board's first meeting after each annual meeting of stockholders. Officers hold office for a term of one year and until their successors are chosen and qualified or until their earlier resignation or removal.

DIRECTOR NOMINEES

     DONALD W. BURTON was appointed a director of the Company in 1995. He has served as the managing general partner of the South Atlantic Venture Funds since 1983. He has served as the general partner of The Burton Partnership, Limited Partnership since 1979. Mr. Burton serves as a director of MTL Inc., a bulk transportation service company, K&G Men's Centers, Inc., an operator of retail men's clothing stores, ITC-DeltaCom, Inc., a provider of retail and wholesale telecommunications services, the Heritage Group of Mutual Funds and several private companies. He is also a director of the National Venture Capital Association.

     MAURICE P. O'CONNOR has been a director of the Company since March 1994 and served until May 1997 as a Vice President of the Company, with general responsibility for the operations of Unity Cellular Systems, Inc., a subsidiary of the Company that provided cellular telephone service in the State of Maine. In 1997, the Company sold substantially all of Unicel's assets in the State of Maine to MRCC, Inc., a subsidiary of Rural Cellular Corporation. Mr. O'Connor currently serves as Vice President and General Manager of MRCC. He also serves as a director of Unitel, Inc., a local exchange carrier in the State of Maine. Mr. O'Connor served as General Manager of Unicel from 1991 until March 1994 and had been employed by Unicel in other management capacities since 1989.

OTHER DIRECTORS AND EXECUTIVE OFFICERS

     CAMPBELL B. LANIER, III has served as Chairman of the Board of Directors of the Company since its inception in April 1991 and was Chief Executive Officer of the Company from its inception until September 1993. Mr. Lanier serves as Chairman of the Board and Chief Executive Officer of ITC Holding and has served as a director of ITC Holding (or its predecessor companies) since that company's inception in 1985. In addition, Mr. Lanier served as a director and President of Interstate Cellular, Inc. since its inception in 1989 until its dissolution in June 1995, and he also is an officer and director of several ITC Holding subsidiaries. Since 1994, he has been a director of MindSpring Enterprises, Inc., an Internet access provider. Since 1997, Mr. Lanier has been a director of Innotrac Corporation, which provides customized, technology-based marketing support services, and Chairman of the Board and a director of ITC-DeltaCom. Since 1995, he has been a director of K&G Men's Centers and of KNOLOGY Holdings, Inc., a broadband communications services company. Since 1990, he has been a director of National Vision Associates, Ltd., a full service optical retailer, and Vice Chairman of the Board of AvData Systems, Inc., a company providing satellite data transmission services. He served as Chairman of the Board of AvData from 1988 to 1990. Since 1988, Mr. Lanier has been a special limited partner in the South Atlantic Venture Fund II, Limited Partnership and South Atlantic Venture Fund III, Limited Partnership. Donald W. Burton, a director of the Company, is the managing general partner of the general partners of these two funds. Mr. Lanier also has served as a managing director of South Atlantic Private Equity Fund IV, Limited Partnership since 1997.

     ALLEN E. SMITH has been the Chief Executive Officer of the Company since September 1993 and has been the President and a director of the Company since January 1991. He was the Chief Operating Officer of the Company from January 1991 to September 1993, when he became Chief Executive Officer. Mr. Smith has been a Vice President of ITC Holding since January 1991.

     FRED G. ASTOR, JR. has been the Chief Financial Officer of the Company since May 1991. He served as Treasurer of the Company from May 1991 until May 1995 and was Vice President of the Company from May 1991 until May 1995, when he was named Executive Vice President.

     RODNEY D. DIR has been the Chief Operating Officer of the Company since March 1999 and was the Executive Vice President and General Manager for the Atlanta, Georgia major trading area ("MTA") from August 1996 to March 1999. From 1995 to 1996, Mr. Dir served as Area General Manager for GTE Mobilnet Incorporated in California. He joined GTE Telephone Operations in 1984 serving in various finance, accounting and regulatory positions. In 1989, he joined GTE Mobilnet's cellular division.


     NICHOLAS J. JEBBIA joined the Company in January 1996 as the Executive Vice President and General Manager for the Memphis, Tennessee MTA. From 1990 to 1995, Mr. Jebbia served as Vice President and General Manager of New Ventures for National Data Corporation.


     GEORGE R. JOHNSON has been the Executive Vice President and General Manager for the Birmingham, Alabama MTA since August 1995 and was a Vice
President -- PCS from May 1995 to August 1995. From 1990 to 1995, he served as a Product Manager for BellSouth Telecommunications, Inc.

     WALTER R. PETTISS has been the Executive Vice President -- Customer Service of the Company since January 1999 and was the Executive Vice President and General Manager for the Jacksonville, Florida MTA from August 1995 to January 1999. He was a Vice President -- PCS from April 1995 to August 1995. From 1992 to 1994, Mr. Pettiss served as Chief Operating Officer of WJB-TV, L.P., a provider of wireless cable television service, and its successor corporation, Wireless Broadcasting System of America, Inc. Since 1991, he has served as a director of Electronic Power Technology, Inc. In 1995, he became Chairman of the Board of Directors of EPT. In December 1995, EPT filed for protection of its assets under Chapter 7 of the U.S. Bankruptcy Code.

     MICHAEL P. TATOM has been the Executive Vice President and General Manager for the Jacksonville, Florida MTA since January 1999. Mr. Tatom joined the Company in February 1995 as Director of Sales. From May 1995 to March 1997, he served as Vice President and General Manager of the Company's southern cellular division and, in March 1997, was named Executive Vice President and General Manager for the Company's basic trading area markets in Kentucky and Tennessee. From 1990 to 1995, Mr. Tatom served as a Branch Manager and General Manager of the Small Business Division of AT&T Corp.

     O. GENE GABBARD has been a director of the Company since February 1992. He has worked independently as an entrepreneur and consultant since February 1993. Mr. Gabbard currently serves as a director of ITC Holding, MindSpring, ITC-DeltaCom and two telecommunications technology companies, Dynatech Corporation and Adtran, Inc. From August 1990 through January 1993, he served as Executive Vice President and Chief Financial Officer of MCI Communications Corporation.

     ANN MILLIGAN was appointed a director of the Company in October 1998. Ms. Milligan has served as Chief Marketing Officer of SCANA since September 1998. From January 1998 through September 1998, she served as Director of Consumer Credit Marketing of NationsBank. From October 1993 through January 1998, Ms. Milligan served as Director of Consumer Credit Marketing of Barnett Banks, Inc. and as Senior Vice President of Marketing for Barnett Card Services.

     WILLIAM H. SCOTT, III served as Vice Chairman of the Board of Directors of the Company from its inception in April 1991 until February 7, 1996 and was reappointed as a director and Secretary on March 21, 1996. Mr. Scott has served as President of ITC Holding (or its predecessor company) since December 1991 and has been a director of ITC Holding (or its predecessor company) since May 1989. He served as a director and Executive Vice President of Interstate Cellular from May 1989 until its dissolution in June 1995, and he also is an officer and director of several other ITC Holding subsidiaries. Mr. Scott has served on the Boards of

Directors of AvData since 1988, of MindSpring since 1994, of KNOLOGY since 1995 and of ITC-DeltaCom and Innotrac since 1997. Since 1997, Mr. Scott also has served as a director of IQI, Inc., a company which provides telemarketing services.

     WILLIAM B. TIMMERMAN was appointed a director of the Company in 1995. Since April 1997, Mr. Timmerman has served as Chairman, Chief Executive Officer and President of SCANA and as Chairman and Chief Executive Officer of each of SCANA's subsidiaries. Since 1978, he has served in a variety of other management positions at SCANA, including President, Senior Vice President, Executive Vice President and Chief Financial Officer.

     DONALD W. WEBER has been a director of the Company since December 1991. Mr. Weber also is a director of ITC Holding. In addition, he is a director of Healthdyne Information Enterprise and Pegasus Communications Corporation, both of which are public companies. In October 1991, Mr. Weber retired from Contel Corporation, a telecommunications company that merged with GTE Corporation in March 1991. At his retirement, Mr. Weber was the President and Chief Executive Officer of Contel Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS AND NOMINATIONS BY STOCKHOLDERS

     The Audit Committee of the Board of Directors reviews, with the Company's independent public accountants, the annual financial statements of the Company prior to publication, reviews the work of such independent public accountants and makes annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organization, operations and management of the Company. During the year ended December 31, 1998, the Audit Committee was composed of Donald W. Burton, William
B. Timmerman and Donald W. Weber and held two meetings.

     The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and administers the issuance of stock options to the Company's officers, employees, consultants and advisors. The Compensation Committee also reviews general policy matters relating to compensation and benefits of employees of the Company. During the year ended December 31, 1998, the Compensation Committee was composed of O. Gene Gabbard, Lawrence M. Gressette, Jr., Donald W. Weber and William H. Scott, III. Lawrence M. Gressette, Jr. served on the Compensation Committee until April 28, 1998. The Compensation Committee held one meeting.

     The Company does not have a standing nominating committee. The Board of Directors nominates candidates to stand for election as directors. The Third Restated Certificate of Incorporation permits stockholders to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice of stockholder nominations for directors must be delivered in writing to the Secretary of the Company no later than 90 days prior to the meeting of stockholders at which such directors are to be elected, together with the identity of the nominator and the number of shares of common stock owned, directly or indirectly, by the nominator.

     During the year ended December 31, 1998, the Board of Directors of the Company held four meetings. Lawrence M. Gressette, Jr. did not attend any of the board meetings and did not attend the Compensation Committee meeting. All other directors of the Company attended 75% or more of the aggregate of all board meetings and all meetings of committees of which they were members.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of certain transactions and relationships among the Company and its subsidiaries and the Company's directors, executive officers and greater than 5% stockholders.


     ITC Holding. As of April 12, 1999, ITC Holding owned approximately 27.5% of the outstanding common stock of the Company. Messrs. Lanier, Gabbard, Weber and Scott are directors of the Company and are directors and executive officers of ITC Holding. Also, certain of the Company's officers and directors have ownership interests in ITC Holding. ITC Holding, through ITC Wireless, owns all of the Company's Series F Preferred. The Series F Preferred requires the payment of dividends, in cash or stock, on a quarterly basis. To date, the Company has issued a total of 215,471 shares of common stock to ITC Wireless as stock dividends. ITC Holding, through certain of its subsidiaries, from time to time provides the Company with various services, consisting principally of access services, interconnection and transport facilities, local telephone service for Powertel's corporate headquarters and conference calling services. The amount paid by the Company to ITC Holding and its subsidiaries during the fiscal year ended December 31, 1998 for such services was approximately $274,000. The Company will periodically have outstanding affiliated receivables and payables related to timing of payments for such administrative services.

     In October, 1997, the Company was a co-purchaser of a plane, along with ITC Service Company, Inc., a wholly-owned subsidiary of ITC Holding, ITC-DeltaCom and KNOLOGY. This group of companies also purchased a second aircraft in November, 1997. The Company paid approximately $42,000 during the fiscal year ended December 31, 1998 for its interest in and use of these aircraft.

     The Company uses the fiber optic facilities of ITC-DeltaCom for backhaul and transport of its PCS and cellular service operations. In addition, the Company entered into a co-location agreement with ITC-DeltaCom for the lease of space to allow the Company to co-locate certain of its network equipment with facilities of ITC-DeltaCom. ITC-DeltaCom also provides the Company with certain long-distance services, which the Company then re-sells to its customers, and with operator and directory assistance services branded with the "Powertel" name. The Company paid approximately $7,920,000 to ITC-DeltaCom during the fiscal year ended December 31, 1998.

     The Company utilizes certain telemarketing and other services of IQI, Inc., a tele-services company into which a former subsidiary of ITC Holding, InterServ, Inc., merged. ITC Holding holds a 14% interest in IQI, and William H. Scott, III sits on its Board of Directors. The Company paid IQI approximately $216,000 during the fiscal year ended December 31, 1998.


     Other Transactions. As of April 12, 1999, SCANA owned approximately 17.2% of the outstanding common stock. In addition, Mr. Timmerman is a director of the Company and is a director and executive officer of SCANA. Ms. Milligan is also a director of the Company and is the Chief Marketing Officer of SCANA. SCANA, through SCANA Communications, owns all of the Company's Series B Preferred, Series D Preferred and Series E Preferred. The Series E Preferred requires the payment of dividends, in cash or stock, on a quarterly basis. To date, the Company has issued a total of 215,471 shares of common stock to SCANA Communications as stock dividends. In addition, a subsidiary of SCANA, ProSolutions, installs alternate power sources for the Company. The Company paid approximately $4,512,000 to ProSolutions during the fiscal year ended December 31, 1998.


     Powertel and SCANA have entered into an agreement with Team Amick Motor Sports LLC to jointly sponsor a NASCAR sanctioned racing car which participates in the Busch Grand National Racing Series for the 1999 season. Powertel's sponsorship of the race car is at the level of $600,000 for the 1999 season. Powertel shares its sponsorship with certain companies related to Powertel, such as KNOLOGY. SCANA's sponsorship of the race car is a base level of $800,000 with incentives to increase the level of sponsorship up to an additional $200,000. Ericsson is also participating in the sponsorship of this racing car. This agreement is subject to termination with 30 days' notice.


     As of April 12, 1999, The Huff Alternative Income Fund, L.P. ("Huff") owned approximately 7.6% of the outstanding common stock. In addition, Huff owns all of the Company's Series C Convertible Preferred Stock, which, if converted at the present time, would result in Huff owning approximately 13.2% of the outstanding common stock.

     The Company purchases certain equipment and services related to the buildout of its PCS system from Ericsson Inc. and certain of Ericsson's subsidiaries. Ericsson owns all of the Company's Series A Convertible Preferred Stock, which, if converted at the present time, would result in Ericsson owning approximately 14.2% of the outstanding common stock. The Company's total purchases for equipment and services from Ericsson were approximately $133,000,000 in 1998.

     The Company sells cellular and PCS telephones and provides cellular and PCS services to certain of its affiliates and their employees. Revenue recorded by the Company for these sales and services was approximately $421,000 in 1998.

     The Company has entered into a master site lease agreement and construction management agreement with TowerCom, Inc., a company that is 45% owned by South Atlantic Venture Fund III, Limited Partnership of which Donald W. Burton is the managing general partner. Under the terms of these agreements, TowerCom funds the construction of certain new tower facilities where the Company performs construction management services for such construction projects. Subsequent to construction, the Company leases tower space at such facilities. The Company has built and leased 13 sites pursuant to this agreement to date. The Company paid approximately $1,004,000 to TowerCom during the fiscal year ended December 31, 1998.

     Since November 1991, the Company has leased a building located in Lanett, Alabama from Riverside Corporation, in which the mother and sisters of William
H. Scott, III hold a majority ownership interest. The lease was originally for a five-year term, with options to renew for three successive five-year terms. The lease for the Lanett space was renewed in October 1996, and the current lease term expires in October 2001. ITC Holding subleased the building from the Company during the period from November 1991 to April 1992. The total amount payable during the term of the renewal lease is $55,000. Beginning on January 10, 1998, the Company entered into a long-term lease with KNOLOGY for 10,000 square feet of office space in West Point, Georgia. The monthly rental for the initial 10-year term of the lease is $10,000.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "Commission") and NASDAQ. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, except for the late filing of a Form 3 on behalf of Ann Milligan, the Company believes that, during fiscal 1998, its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the cash and non-cash compensation during the fiscal years 1998, 1997 and 1996 earned by or awarded to the Chief Executive Officer and to the other most highly compensated executive officers of the Company whose combined salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                                   ------------------------
                                                            ANNUAL COMPENSATION    RESTRICTED    SECURITIES
                                                            --------------------     STOCK       UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITIONS                         YEAR    SALARY      BONUS       AWARDS       OPTIONS     COMPENSATION
----------------------------                         ----   --------    --------   ----------    ----------   ------------
Allen E. Smith.....................................  1998   $268,968    $268,434     $   --        30,003       $75,499(a)
  President and Chief Executive Officer              1997    196,119     227,449         --        58,243        93,642(a)
                                                     1996    188,519      92,790         --        35,310        82,505(b)

Fred G. Astor, Jr..................................  1998    188,776     134,119         --        12,940        74,216(c)
  Executive Vice President and Chief                 1997    134,647     104,885         --        33,040        88,607(c)
  Financial Officer                                  1996    132,080      57,889         --        15,916        81,865(c)

Rodney D. Dir......................................  1998    145,400      67,384         --         9,877        12,378(d)
  Chief Operating Officer                            1997    125,890     104,102      5,362(e)      9,259        10,379(d)
                                                     1996     38,949(f)   16,223         --        20,000        67,715(g)

Nicholas J. Jebbia.................................  1998    148,065      58,536         --         8,221        13,799(d)
  Executive Vice President and                       1997    128,919      55,237      1,989(e)     32,280        10,784(d)
  General Manager                                    1996    128,148(h)   56,557         --            --        22,016(g)

George R. Johnson..................................  1998    146,247      83,645         --         6,877        14,981(d)
  Executive Vice President and                       1997    126,370      43,317        864(e)     31,970        11,678(d)
  General Manager                                    1996    125,449      56,015         --        11,976        12,893(d)

---------------

(a)Represents: (i) tax gross-ups for 1995 restricted stock awards; (ii) auto allowance; (iii) personal use of the Company aircraft; (iv) imputed income for life insurance benefits; and (v) matching contributions made by the Company to the 401(k) Plan.
(b)Represents: (i) tax gross-ups for 1995 restricted stock awards; (ii) auto allowance; (iii) country club dues; (iv) imputed income for life insurance benefits; and (v) matching contributions made by the Company to the 401(k) Plan.
(c)Represents: (i) tax gross-ups for 1995 restricted stock awards; (ii) auto allowance; (iii) imputed income for life insurance benefits; and (iv) matching contributions made by the Company to the 401(k) Plan.
(d)Represents: (i) auto allowance; (ii) imputed income for life insurance benefits; and (iii) matching contributions made by the Company to the 401(k) Plan.
(e)On July 30, 1997, the Board of the Directors of the Company awarded a total of 86,207 shares of restricted common stock to several individual employees. Restricted stock awards vest in three equal installments on the first, second and third anniversaries of the date of grant. The market value of the Company's common stock on the date of award was $16.125 per share.
(f)Mr. Dir joined the Company in August 1996 as an executive officer.
(g)Represents: (i) auto allowance; (ii) imputed income for life insurance benefits; (iii) matching contributions made by the Company to the 401(k) Plan; and (iv) moving expenses.
(h)Mr. Jebbia joined the Company in January 1996 as an executive officer; however, his options were granted in December 1995.

OPTION GRANTS

     The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 1998.

                           OPTION GRANTS DURING 1998

                                                      INDIVIDUAL GRANTS(A)                         POTENTIAL REALIZABLE
                                 --------------------------------------------------------------           VALUE
                                               PERCENT OF                                           AT ASSUMED ANNUAL
                                 NUMBER OF       TOTAL                                                RATES OF STOCK
                                 SECURITIES     OPTIONS                                             PRICE APPRECIATION
                                 UNDERLYING    GRANTED TO                                           FOR OPTION TERM(B)
                                  OPTIONS     EMPLOYEES IN   EXERCISE                EXPIRATION   ----------------------
NAME                              GRANTED     FISCAL YEAR     PRICE     GRANT DATE      DATE         5%           10%
----                             ----------   ------------   --------   ----------   ----------   --------      --------
Allen E. Smith.................    30,003         13.9%      $18.688     2/11/98      2/11/08     $352,619      $893,605
Fred G. Astor, Jr..............    12,940          6.0        18.688     2/11/98      2/11/08      152,081       385,403
Rodney D. Dir..................     9,877          4.6        18.688     2/11/98      2/11/08      116,082       294,175
Nicholas J. Jebbia.............     8,221          3.8        18.688     2/11/98      2/11/08       96,620       244,853
George R. Johnson..............     6,877          3.2        18.688     2/11/98      2/11/08       80,847       204,883

---------------

(a) All option grants were made at 100% of the fair market value of the common stock on the date of grant. Options will become exercisable as follows: (i) 50% of the options will become exercisable on the second anniversary of the date of grant; (ii) an additional 25% of the options will become exercisable on the third anniversary of the date of grant; and (iii) the remaining 25% of the options will become exercisable on the fourth anniversary of the date of grant.
(b) Based on exercise price.

OPTION EXERCISES AND HOLDINGS

     During the year ended December 31, 1998, no stock options were exercised by the Named Executive Officers. The following table sets forth information with respect to each of the Named Executive Officers concerning the value of all unexercised options held by such individuals at December 31, 1998.

                         FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF SECURITIES
                                                          UNDERLYING               VALUE OF UNEXERCISED
                                                          UNEXERCISED              IN-THE-MONEY OPTIONS
                                                       OPTIONS AT FISCAL                    AT
                                                           YEAR-END                  FISCAL YEAR-END
NAME                                               EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(A)
----                                               -------------------------   ----------------------------
Allen E. Smith...................................       139,285/116,195              $763,529/77,535
Fred G. Astor, Jr................................         97,030/62,446               544,362/39,473
Rodney D. Dir....................................         10,000/29,136                     0/10,566
Nicholas J. Jebbia...............................         15,000/45,501                     0/21,094
George R. Johnson................................         20,988/49,835                     0/37,980

---------------

(a) Represents the difference between the exercise price per share and the market value of the common stock at December 31, 1998.

BENEFIT PLANS

     Restricted Stock Plan. Under the Company's 1995 Employee Restricted Stock Plan adopted by the Board of Directors on April 24, 1995 and approved by stockholders on December 20, 1995 (the "Restricted Stock Plan"), 200,000 shares of common stock are reserved for issuance, 122,939 shares of which were issued and outstanding as of December 31, 1998. The Restricted Stock Plan is administered by the Compensation Committee. The purpose of the Restricted Stock Plan is to further the growth and success of the Company by enabling selected employees of the Company to acquire shares of common stock and to provide a means of rewarding outstanding performance by such persons. Recipients of restricted stock awards generally have the rights and privileges of a stockholder of the Company, including the right to vote and receive dividends, except that the recipient may not sell, transfer or otherwise dispose of shares covered by the award until a specified time period, set by the Compensation Committee, has lapsed. Restricted stock awards vest in three equal installments on the first, second and third anniversaries of the date of grant.

     Stock Option Plan. Under the Stock Option Plan, 5,000,000 shares of common stock have been authorized for issuance upon exercise of options, subject to stockholder approval. See "Approval of the Proposed Amendment to the Stock Option Plan (Proposal 2)." All employees of the Company and its subsidiaries are eligible to receive options under the Stock Option Plan. The Stock Option Plan is administered by the Compensation Committee. The purpose of the Stock Option Plan is to further the growth and success of the Company by enabling selected employees of the Company to acquire shares of common stock, thereby increasing their personal interest in such growth and success, and to provide a means of rewarding outstanding performance by such persons. Options granted under the Stock Option Plan are intended to qualify as "incentive stock options" under
Section 422 of the Code. Options generally become exercisable as to 50% two years after the date of grant, an additional 25% three years after the date of grant and the remaining 25% four years after the date of grant. As of December 31, 1998, 2,396,750 options granted pursuant to the Stock Option Plan were outstanding.

     401(k) Plan. On February 1, 1995, the Company established a savings plan (the "401(k) Plan") qualified under Section 401(k) of the Code for the benefit of all full-time employees. A participant in the 401(k) Plan may contribute up to 10% of his or her compensation on a pre-tax basis under the 401(k) Plan. Also, under the 401(k) Plan, the Company makes matching contributions for each participant equal to one-half of the first 2% of annual compensation contributed by each participant. In addition, the Company may make, in its discretion, certain additional contributions that generally will be allocated to participants in proportion to compensation. The Company made $1,383,788 in contributions to the 401(k) Plan during 1998.

     Contributions made by, or on behalf of, a participant, and interest, earnings, gains or losses on such amounts, are credited to accounts maintained for the participant under the 401(k) Plan. A participant under the 401(k) Plan is fully vested in his or her pre-tax, matching and rollover contributions accounts. Vesting in a participant's discretionary profit sharing contribution account is based upon his or her years of service with the Company. A participant is initially 20% vested after the completion of one year of service with the Company. The participant's vested percentage increases by 20% for each subsequent year of service with the Company, so that the participant is 100% vested after the completion of five years of service. In addition, a participant becomes fully vested in his or her accounts upon retirement due to permanent disability, attainment of age 65 or death. Finally, the 401(k) Plan provides that the Board of Directors may at any time declare the 401(k) Plan partially or completely terminated, in which event the accounts of each participant with respect to whom the 401(k) Plan is terminated will become fully vested. In the event of a termination, partial termination or a complete discontinuance of contributions, the accounts of each affected participant will become fully vested.

COMPENSATION OF THE COMPANY'S DIRECTORS

     Director Fees and Related Matters. The Company compensates nonemployee directors $750 for each Board meeting attended in person, $200 for each Board meeting attended by telephone conference and $200 for each Board committee meeting attended (whether in person or by telephone conference). In addition, the Company reimburses nonemployee directors for out-of-pocket travel expenditures relating to their service on the Board. The Company provides to each of its directors (and to all of its employees) a free telephone and a monthly airtime allowance; the users are responsible for payment of all additional airtime charges and long distance and roaming charges they incur.

     For the year ended December 31, 1998, Messrs. Lanier and Scott received additional compensation in consideration of their performance of certain advisory and administrative services for the Company in the amount of approximately $41,539 and $31,154, respectively. Additionally, Messrs. Lanier and Scott participate in the 401(k) Plan under which they received profit sharing and matching contributions totaling approximately $1,655 and $1,240, respectively, in 1998. Such individuals will be paid similar compensation for the year ending December 31, 1999 in consideration of their performance of such services for the Company.

     Nonemployee Stock Option Plan. Under the Company's Nonemployee Stock Option Plan (the "Nonemployee Plan"), 400,000 shares of common stock are authorized for issuance thereunder. All nonemployee directors of the Company, and all employees of affiliates of the Company, are eligible to receive options under the Nonemployee Plan. On March 28, 1994, the Nonemployee Plan was amended to provide that options to purchase 10,000 shares of common stock (at an exercise price equal to the fair market value of the common stock on the date of grant) would be granted pursuant thereto to nonemployee directors upon their initial election or appointment to the Board. The Nonemployee Plan, as amended, does not provide for discretionary option grants. Options generally become exercisable as to 50% two years after the date of grant, an additional 25% three years after the date of grant and the remaining 25% four years after the date of grant. As of December 31, 1998, 193,650 options granted pursuant to the Nonemployee Plan were outstanding.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     During 1998, Messrs. Gabbard, Scott and Weber constituted the Compensation Committee, and Mr. Gressette was a member of the Compensation Committee until April 28, 1998. Messrs. Gabbard, Scott and Weber are directors of ITC Holding, which as of April 12, 1999 held approximately 27.5% of the outstanding common stock of the Company. Mr. Gressette is a director of SCANA, which as of April 12, 1999 held approximately 17.2% of the outstanding common stock of the Company. See "Election of Directors (Proposal 3) -- Certain Relationships and Related Transactions."


COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Commission, in whole or in part, the following report and the Stock Performance Chart which follows shall not be deemed to be incorporated by reference into any such filing.

     The Company's compensation program is based on two major principles. First, the Company strives to provide competitive levels of compensation -- at performance levels that meet or exceed stated objectives -- in order to attract, motivate and retain skilled and experienced executives. Second, the compensation program is structured to create a common interest between the Company's executives and the Company's stockholders by linking a significant portion of each executive's compensation directly to increases in stockholder value.

     The executive compensation program is designed to reward performance that directly contributes to the Company's short-term and long-term success. Accordingly, the Company generally provides both short-term and long-term incentive compensation that varies based on Company and/or business unit performance.

     The three major components of the compensation program are base salary, annual cash incentives and long-term incentives (stock options and restricted stock awards). The Company's philosophy is: (i) to pay to its executives base salaries that generally alone (without the other compensation elements) provide compensation equal to total compensation in the bottom quartile of the range of total compensation generally paid to executives by comparable companies; (ii) to provide cash incentive awards that, if fully earned, raise the executives' total cash compensation (base salary plus cash awards) to the middle of the range of total compensation generally paid to executives by comparable companies; and
(iii) to provide long-term incentives in the form of stock options and restricted stock awards that, if fully earned, raise the executives total compensation (cash and equity) to the 75th percentile of the range of total compensation generally paid to executives by comparable companies. The Company analyzes the range of compensation provided by comparable companies based on information provided by publicly traded wireless telecommunications companies and on survey data provided by Hay Management Consultants, an internationally recognized independent consulting firm.

     Base Salary. Salary levels are based on the level of compensation generally paid to executives by comparable companies, as described above, and on each individual executive's responsibilities with the Company and his performance in that role. Consequently, executives with higher levels of sustained performance over time and/or executives assuming greater responsibilities will be paid correspondingly higher salaries. Salaries for executives are reviewed annually with respect to a number of factors, including individual performance, Company and (where appropriate) business unit results (including revenue, net income or loss, and cash flow), and general levels of salary increases in comparable companies.

     Management Incentive Compensation Plan. The Company's Management Incentive Compensation Plan (the "Incentive Plan") provides competitive cash compensation opportunities for Incentive Plan participants based on Company and/or business unit performance. Incentive cash awards are paid annually if performance objectives are achieved.

     The Compensation Committee develops, and the Board of Directors reviews and approves, the criteria and financial targets established for Incentive Plan participants each year. For 1998, the Incentive Plan included targets for: (i) total revenues; (ii) operating income; (iii) cost per net add; (iv) ending subscribers; and (v) capital expenditures. Each factor was weighted equally.

     Annual cash incentive bonus opportunities vary by individual position and are expressed as an annual cash objective and as a percentage of total compensation mix. The amount a particular executive may earn is dependent on the individual's position, responsibility and ability to influence the Company's financial success. No bonus is payable if the Company does not achieve at least 70% of the Incentive Plan's targets, and bonus payments are capped at achievement of 300% of the Incentive Plan's targets.

     Long-term Incentive Compensation. The Company's long-term incentive compensation, reflected in the Stock Option Plan and the Restricted Stock Plan, is designed to focus executive efforts on the long-term goals of the Company, including the important goal of maximizing total return to the Company's stockholders.

     The Company believes that stock options align the interests of employees with those of stockholders by providing value to employees through stock price appreciation. Stock option grants are made by the Compensation Committee. The Company generally grants options with an exercise price equal to the fair market value of the common stock on the date of the option grant. Option grants and the number of shares reserved for issuance under the Stock Option Plan are established by analysis of practices at comparable companies. The number of options actually granted to a particular participant is based on the Company's financial success and the individual's position and level of responsibility within the Company.

     Under the Restricted Stock Plan the Company may issue to eligible employees shares of the Company's common stock that are subject to certain restrictions, non-transferable during the restriction period and subject to forfeiture if the employee leaves the Company during the restriction period. The Compensation Committee establishes a period of time or performance goals that apply to restricted shares issued with respect to each award pursuant to the Restricted Stock Plan. Performance goals can be based on one or more business criteria that apply to the individual recipient, a business unit (where appropriate) or the Company. Performance goals generally will be based on stock price, sales, earnings per share, earnings before taxes or return on net assets. Performance goals may include positive results, maintaining the status quo or limiting economic losses.

     Other. In addition to the compensation paid to executive officers as described above, executive officers receive, along with and on the same terms as other employees, certain benefits pursuant to the Company's 401(k) Plan. See
"-- Benefit Plans."

     1998 Compensation of Chief Executive Officer. As previously described, the Compensation Committee considers several factors in developing an executive compensation package. For the Chief Executive Officer, these factors generally include compensation practices of comparable companies, individual performance, experience, achievement of strategic goals, and the Company's financial and operational results. Specific actions taken by the Compensation Committee regarding Mr. Smith's compensation for 1998 are summarized below.

          - Base Salary. The Chief Executive Officer's 1998 base salary was $268,968, an increase of 37% over his 1997 base salary. Mr. Smith's salary increase reflects the Company's growth in revenues, net income, cash flow and stockholder value.

          - Annual Incentive. In addition, Mr. Smith received an annual cash incentive award for 1998 of $268,434. This award was based on results for the year, which exceeded the performance benchmarks established by the Compensation Committee and the Board of Directors. Mr. Smith's 1998 incentive targets were exceeded by an average of 6.1%. The Company believes that Mr. Smith's total 1998 cash (salary plus incentive) compensation was below the average total cash compensation paid to chief executives by comparable companies.

          - Long-term Incentive. Mr. Smith is eligible to participate in the Stock Option Plan and Restricted Stock Plan. During 1998, Mr. Smith was granted options to purchase 30,003 shares of common stock at an exercise price of $18.688 (the fair market value of the common stock on the date of option grant). Such options become exercisable with respect to: (i) 50% of the shares on the second anniversary of the date of grant; (ii) an additional 25% of the shares on the third anniversary of the date of grant; and (iii) the remaining 25% of the shares on the fourth anniversary of the date of grant.

     Pay Deductibility Limit. Under a 1993 amendment to the Code and proposed federal tax regulations, public companies are prohibited from receiving a tax deduction for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated executive officers for any fiscal year. The prohibition does not apply to certain performance based compensation. The Company takes into consideration this compensation deductibility limit in structuring its compensation programs and in determining executive compensation. At this time, the Company's applicable executive officer compensation does not exceed $1 million, and the Company does not expect that it is likely to be affected by these nondeductibility rules in the near future.

                       COMPENSATION/STOCK OPTION COMMITTEE

                       O. Gene Gabbard
                       William H. Scott, III
                       Donald W. Weber

COMPARATIVE COMPANY PERFORMANCE

     The graph shown below is a line-graph presentation comparing the Company's cumulative stockholder return on an indexed basis based on an investment of $100 on December 31, 1993 with the CRSP Index for Nasdaq Telecommunications Stocks and the CRSP Index for the Nasdaq National Market (U.S. Companies).

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

                                                        CRSP
                                                       NASDAQ           CRSP INDEX
                                                       STOCK            FOR NASDAQ
               MEASUREMENT PERIOD                   MARKET (U.S.    TELECOMMUNICATIONS
             (FISCAL YEAR COVERED)                   COMPANIES)           STOCKS         POWERTEL, INC.
02/08/94                                                       100                100                100
12/31/94                                                        97                 87                118
12/31/95                                                       138                114                184
12/31/96                                                       169                116                132
12/31/97                                                       207                171                181
12/31/98                                                       292                281                147

NOTES:

A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous trading day.
C. If the fiscal year end is not a trading day, the preceding trading day is used.
D. The index level for all series was set to 100.00 on December 31, 1993.
E. The Company's common stock began trading on the Nasdaq Stock Market on February 8, 1994.

BENEFICIAL OWNERSHIP OF CAPITAL STOCK


     The following table provides information, as of April 12, 1999, concerning beneficial ownership of common stock by: (i) each person or entity known by the Company to beneficially own more than 5% of the outstanding common stock; (ii) each director of the Company; (iii) each Named Executive Officer; and (iv) all directors and executive officers of the Company as a group. The information in the table is based on information from the named persons regarding their ownership of common stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares shown as beneficially owned by them.



                                                               AMOUNT AND    PERCENT OF
                                                               NATURE OF       COMMON
                                                               BENEFICIAL       STOCK
NAME AND ADDRESS(A) OF BENEFICIAL OWNER                       OWNERSHIP(B)   OUTSTANDING
---------------------------------------                       ------------   -----------
ITC Holding Company, Inc.(c)................................   7,553,282       27.5%
SCANA Communications, Inc.(d)...............................   4,725,363        17.2
Ericsson Inc.(e)............................................   4,545,450        14.2
W.R. Huff(f)(g).............................................   3,894,056        13.3
The Huff Alternative Income Fund, L.P.(g)...................   3,842,806        13.2
Donald W. Burton(h)(i)......................................   1,601,227         5.8
Campbell B. Lanier, III(h)(j)(k)............................     236,491           *
Allen E. Smith(h)...........................................     214,127           *
O. Gene Gabbard(h)(j).......................................     196,191           *
Maurice P. O'Connor(h)(l)...................................      84,920           *
William H. Scott, III(h)(m).................................      62,300           *
Donald W. Weber(h)..........................................      22,000           *
Ann Milligan................................................          --          --
William B. Timmerman........................................          --          --
Fred G. Astor, Jr.(h)(n)....................................     150,437           *
George R. Johnson(h)........................................      47,381           *
Nicholas J. Jebbia(h).......................................      40,629           *
Rodney D. Dir (h)...........................................      24,991           *
All executive officers and directors as a group (15
  persons)(h)-(n)...........................................   2,597,042         9.2

---------------



*    Less than one percent
(a) The addresses of the beneficial owners of more than 5% of the common stock are as follows: ITC Holding -- 1239 O.G. Skinner Drive, West Point, Georgia 31833; SCANA Communications, Inc. -- 440 Knox Abbott Drive, Suite 240, Cayce, South Carolina 29033; Mr. Huff and The Huff Alternative Income Fund, L.P. -- 67 Park Place, Morristown, New Jersey 07960; Ericsson Inc. -- 740
     E. Campbell Rd., Richardson, Texas 75081; and Mr. Burton -- 614 West Bay Street, Suite 200, Tampa, Florida 33606.
(b) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from April 12, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(c) ITC Holding has pledged all of its stock in the Company to certain lenders in connection with a credit facility.
(d) Does not include: (i) 4,545,450 shares of common stock issuable upon conversion of Series B Preferred Stock; (ii) 1,764,706 shares of common stock issuable upon conversion of Series D Preferred Stock and (iii) 3,407,500 shares of common stock issuable upon conversion of Series E Preferred Stock. Includes options to acquire 15,000 shares of common stock that are currently exercisable at an exercise price of $21.50 per share.
(e) These 4,545,450 shares of common stock are issuable upon conversion of Series A Preferred Stock.

(f) Includes 3,842,806 shares beneficially owned by The Huff Alternative Income Fund, L.P. Mr. Huff is president of Paladin Court Co., Inc., the general manager of WRH Partners, LLC, which is the general partner of The Huff Alternative Income Fund, L.P. Mr. Huff disclaims beneficial ownership of the shares held by The Huff Alternative Income Fund, L.P.
(g) Includes 1,764,706 shares of common stock issuable upon conversion of Series C Preferred Stock.

(h) Includes the following shares that the named individuals have the right to purchase within 60 days from April 12, 1999 pursuant to options:


Donald W. Burton............................................    7,500
Campbell B. Lanier, III.....................................   10,000
Allen E. Smith..............................................  187,527
O. Gene Gabbard.............................................   20,000
Maurice P. O'Connor.........................................   78,940
William H. Scott, III.......................................   40,000
Donald W. Weber.............................................   20,000
Fred G. Astor, Jr...........................................  126,037
George R. Johnson...........................................   44,967
Nicholas J. Jebbia..........................................   36,140
Rodney D. Dir...............................................   19,629
                                                              -------
          Total.............................................  590,740
                                                              =======

(i) Includes 464,417 shares held of record by The Burton Partnership, Limited Partnership, of which Mr. Burton is the sole general partner; 654,893 shares held of record by South Atlantic Venture Fund II, Limited Partnership, of which South Atlantic Venture Partners II, Limited Partnership is the sole general partner, of which Mr. Burton is the managing general partner; and 464,417 shares held of record by South Atlantic Venture Fund III, Limited Partnership, of which South Atlantic Venture Partners III, Limited Partnership is the sole general partner, of which Mr. Burton is the managing general partner, 4,200 shares held of record by South Atlantic Private Equity Fund IV, Limited Partnership, of which South Atlantic Private Equity Partners IV, Inc. is the sole general partner, of which Mr. Burton is the chairman; and 5,800 shares held of record by South Atlantic Private Equity Fund IV (QP) Limited Partnership, of which South Atlantic Private Equity Partners IV, Inc. is the sole general partner, of which Mr. Burton is the chairman.
(j) Includes 176,191 shares held of record by The Charitable Remainder Education Trust III, of which Messrs. Gabbard and Lanier are trustees. Messrs. Gabbard and Lanier disclaim beneficial ownership of these shares.
(k) Includes 2,200 shares held of record by Jane Lanier, Mr. Lanier's wife, and 500 shares held by Mr. Lanier as custodian for his son. Mr. Lanier disclaims beneficial ownership of such shares.
(l) Includes 105 shares held by Mr. O'Connor as trustee for his son and 100 shares held by Mr. O'Connor's wife as trustee for his daughter.
(m) Includes 500 shares held of record by Martha Scott, Mr. Scott's wife, individually, 3,600 shares held by Martha Scott as trustee, and 100 shares held of record by Mr. Scott's minor daughter. Mr. Scott disclaims beneficial ownership of such shares.
(n) Includes 1,000 shares and 300 shares held of record by Mr. Astor's wife and minor sons, respectively. Mr. Astor disclaims beneficial ownership of such shares.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                  (PROPOSAL 4)

     The Board of Directors has appointed the firm of Arthur Andersen LLP to continue as independent public accountants for the Company for the year ending December 31, 1999, subject to ratification of such appointment by the stockholders. Arthur Andersen LLP has served as the Company's independent public accountants since 1991. Unless otherwise indicated, the persons named as proxies in the proxy card will vote in favor of ratifying the appointment of Arthur Andersen LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 1999. The Board of Directors has not determined what action the Board of Directors would take if the stockholders do not ratify the appointment.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

REQUIRED VOTE AND RELATED MATTERS

     The approval by a majority of the shares present in person or represented by proxy is required to approve the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1999.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     The Company provides all stockholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Stockholders, which currently is expected to be held in May 2000. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's Proxy Statement for the next annual meeting, stockholders must submit any such proposal to the Company no later than January 1, 2000, to the attention of its Assistant Secretary, at its principal place of business in West Point, Georgia. Stockholders may also submit the names of individuals who they wish to be considered by the Board of Directors as nominees for directors. Any proposals submitted by a stockholder outside the processes of Rule 14a-8 under the Exchange Act for presentation at the Company's next annual meeting will be considered untimely for purposes of Rules 14a-4 and 14a-5 if received by the Company after March 6, 2000.

                               VOTING PROCEDURES

     Persons appointed by the chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting will tabulate stockholders' votes. The inspectors of election will count all shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal. Accordingly, an abstention from voting on the proposal by a stockholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote against the matter, even though the stockholder may interpret an abstention differently.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


     A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's annual report on Form 10-K for the year ended December 31, 1998:
(i) Management's Discussion and Analysis set forth at pages 14 through 23 thereof; (ii) Consolidated Financial Statements set forth at pages F-3 through F-6 thereof; (iii) Notes to Consolidated Financial

Statements set forth at pages F-7 through F-21 thereof; and (iv) Report of Independent Auditors set forth at page F-2 thereof.

     The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which have been incorporated by reference in this Proxy Statement. Such written or oral request should be directed to Lorrie G. Turner, Assistant Secretary, Powertel, Inc., 1233 O.G. Skinner Drive, West Point, Georgia 31833;
(706) 645-2000.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Stockholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Stockholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. The common stock of the Company is traded on the Nasdaq National Market (Symbol: PTEL), and such reports, proxy statements and other information concerning the Company also can be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the proxy card will vote such proxy on such matters as determined by a majority of the Board of Directors.


                                          By Order of the Board of Directors
                                          /s/ Allen E. Smith
                                          Allen E. Smith
                                          Chief Executive Officer
West Point, Georgia
Dated: April 20, 1999

                                                                      APPENDIX A

--------------------------------------------------------------------------------

          ------------------------------------------------------------
                            STOCK PURCHASE AGREEMENT
          ------------------------------------------------------------

                                    BETWEEN

                                 POWERTEL, INC.

                                      AND

                           SCANA COMMUNICATIONS, INC.

                           DATED AS OF JUNE 22, 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I -- DEFINITIONS....................................    A-4
  SECTION 1.1   Certain Defined Terms.......................    A-4
ARTICLE II -- PURCHASE AND SALE.............................    A-7
  SECTION 2.1   Purchase and Sale of the Shares.............    A-7
  SECTION 2.2   Purchase Price..............................    A-7
  SECTION 2.3   Closing.....................................    A-7
  SECTION 2.4   Closing Deliveries by the Seller............    A-7
  SECTION 2.5   Closing Deliveries by the Purchaser.........    A-7
ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF THE
  SELLER....................................................    A-7
  SECTION 3.1   Organization, Authority and Qualification of
     the Seller.............................................    A-7
  SECTION 3.2   Capitalization of the Seller................    A-8
  SECTION 3.3   Subsidiaries................................    A-8
  SECTION 3.4   No Conflict.................................    A-8
  SECTION 3.5   Governmental Consents and Approvals.........    A-9
  SECTION 3.6   Seller SEC Reports; Financial Statements....    A-9
  SECTION 3.7   No Undisclosed Liabilities..................    A-9
  SECTION 3.8   Conduct in the Ordinary Course; Absence of
                Certain Changes, Events and Conditions......   A-10
  SECTION 3.9   Litigation..................................   A-10
  SECTION 3.10 Compliance with Laws.........................   A-10
  SECTION 3.11 Full Disclosure..............................   A-10
  SECTION 3.12 Private Placement............................   A-10
  SECTION 3.13 FCC Regulations..............................   A-10
  SECTION 3.14 Brokers......................................   A-10
  SECTION 3.15 Delivery of Certain Documents................   A-10
  SECTION 3.16 No Consideration for Consent.................   A-11
  SECTION 3.17 Delivery of Business Plan....................   A-11
  SECTION 3.18 Licenses.....................................   A-11
  SECTION 3.19 Other Licenses and Approvals.................   A-11
  SECTION 3.20 Tax Matters..................................   A-11
  SECTION 3.21 FCC Change of Control........................   A-12
ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF THE
  PURCHASER.................................................   A-12
  SECTION 4.1 Organization and Authority of the Purchaser...   A-12
  SECTION 4.2 No Conflict...................................   A-12
  SECTION 4.3 Governmental Consents and Approvals...........   A-12
  SECTION 4.4 Litigation....................................   A-12
  SECTION 4.5 Investment Purpose............................   A-13
  SECTION 4.6 Accredited Investor...........................   A-13
  SECTION 4.7 Brokers.......................................   A-13
ARTICLE V -- ADDITIONAL AGREEMENTS..........................   A-13
  SECTION 5.1 Filing of Certificate of Designations.........   A-13
  SECTION 5.2 Treatment of Shares as Equity.................   A-13
  SECTION 5.3 Regulatory and Other Authorizations; Notices
     and Consents...........................................   A-13
  SECTION 5.4 Notice of Developments........................   A-13
  SECTION 5.5 Registration Rights...........................   A-14
  SECTION 5.6 Resale Restrictions...........................   A-14
  SECTION 5.7 Registration of Shares........................   A-14
  SECTION 5.8 Reservation of Common Stock...................   A-14
  SECTION 5.9 Delivery of Certain Documents.................   A-14

  SECTION 5.10 Certain Information..........................   A-14
  SECTION 5.11 Conduct of Business of the Seller............   A-15
  SECTION 5.12 Use of Funds.................................   A-15
  SECTION 5.13 Further Action...............................   A-15
ARTICLE VI -- CONDITIONS TO CLOSING.........................   A-15
  SECTION 6.1 Conditions to Obligations of the Seller.......   A-15
  SECTION 6.2 Conditions to Obligations of the Purchaser....   A-16
ARTICLE VII -- INDEMNIFICATION..............................   A-17
  SECTION 7.1 Survival of Representations and Warranties....   A-17
  SECTION 7.2 Indemnification...............................   A-17
  SECTION 7.3 Limits on Indemnification.....................   A-18
ARTICLE VIII -- TERMINATION AND WAIVER......................   A-19
  SECTION 8.1 Termination...................................   A-19
  SECTION 8.2 Effect of Termination.........................   A-19
  SECTION 8.3 Waiver........................................   A-19
ARTICLE IX -- GENERAL PROVISIONS............................   A-20
  SECTION 9.1 Expenses......................................   A-20
  SECTION 9.2 Notices.......................................   A-20
  SECTION 9.3 Public Announcements..........................   A-20
  SECTION 9.4 Headings......................................   A-21
  SECTION 9.5 Severability..................................   A-21
  SECTION 9.6 Entire Agreement..............................   A-21
  SECTION 9.7 Assignment....................................   A-21
  SECTION 9.8 No Third Party Beneficiaries..................   A-21
  SECTION 9.9 Amendment.....................................   A-21
  SECTION 9.10 Governing Law................................   A-21
  SECTION 9.11 Counterparts.................................   A-21
  SECTION 9.12 Specific Performance.........................   A-21

EXHIBITS
  6.1(e) Form of Opinion of Purchaser's Legal Counsel
  6.2(e) Form of Opinion of Seller's Legal Counsel
ANNEXES
  Annex I...................................................   I-1
  Annex II..................................................  II-1

     This STOCK PURCHASE AGREEMENT, dated as of June 22, 1998, is entered into between POWERTEL, INC., a Delaware corporation (the "Seller"), and SCANA COMMUNICATIONS, INC., a South Carolina corporation (the "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, the Seller wishes to issue and to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, 50,000 shares (the "Shares") of a new series of convertible preferred stock of the Seller designated Series E 6.5% Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the terms of the Preferred Stock are set forth in the form of Certificate of Designations attached as Annex I hereto (the "Certificate of Designations");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Seller hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Action" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

     "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     "Agreement" or "this Agreement" means this Stock Purchase Agreement, dated as of June 22, 1998, between the Seller and the Purchaser (including the Exhibits and Annexes hereto and the Disclosure Schedule) and all amendments hereto made in accordance with the provisions of Section 9.9.

     "Approvals" has the meaning specified in Section 3.5.

     "Assets" means the properties, assets (including, without limitation, Licenses) and contract rights used or intended to be used in the conduct of the Business or otherwise owned, leased or used by the Seller or any Subsidiary or, with respect to contract rights, to which the Seller or any Subsidiary is a party or is bound.

     "Beneficially Own" with respect to any securities means having beneficial ownership as determined pursuant to Rule 13d-3 under the Exchange Act, including having beneficial ownership pursuant to any agreement, arrangement or understanding, whether or not in writing.

     "Business" means the business of the Seller and the Subsidiaries as currently conducted and, as contemplated by the Seller on the date hereof and on the Closing Date, to be conducted.

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Certificate of Designations" has the meaning specified in the recitals to this Agreement.

     "Closing" has the meaning specified in Section 2.3.

     "Closing Date" has the meaning specified in Section 2.3.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $0.01 per share, of the Seller.

     "Communications Act" means the Federal Communications Act of 1934, as amended.

     "Control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

     "Disclosed by Seller" with respect to information concerning any event, fact or circumstance, includes information contained in the Seller's SEC Reports, annual and other reports furnished by Seller to its stockholders as a group, and press releases of the Seller disseminated to (i) the Dow Jones News Service or (ii) the National Association of Securities Dealers, Inc. Automated Quotation System or other national securities exchange ("Press Releases"), as well as information disclosed directly to the Purchaser by the Seller in this Agreement, the 1997 Financial Statements, the 1998 Financial Statements or in writing and attached hereto or delivered pursuant to Section 6.2. If the Purchaser has a representative on the Seller's Board of Directors, "Disclosed by Seller" shall also mean written information and materials which are or have been disclosed or distributed during the term of service of such representative to the Seller's Board of Directors or any committee thereof on which such representative serves or written evidence (such as minutes, resolutions and written consents) of the meetings of the Board of Directors or any committee thereof on which such representative serves which are distributed during the term of service of such representative.

     "Disclosure Schedule" means the Disclosure Schedule attached hereto, dated as of the date hereof, and forming a part of this Agreement.

     "Encumbrance" means any security interest, pledge, mortgage, lien, charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Executive Officer" has the meaning set forth in Rule 405 of Regulation C adopted by the Commission under the Securities Act without regard to whether any party to this Agreement is a registrant as used in Rule 405.

     "FCC" means the United States Federal Communications Commission.

     "FCC Licenses" means all licenses granted by the FCC to the Seller for and related to the provision of personal communications services and cellular services in connection with the Seller's Business.

     "Governmental Authority" means any United States federal, state or local or any foreign government, regulatory or administrative authority, or any governmental agency, department, board or commission, or any court, tribunal, or judicial, arbitral or investigative body or other governmental tribunal.

     "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Knowledge" of a party with respect to such party's representation or warranty concerning any event, fact or circumstance means the current actual knowledge of that party's Executive Officers of information which, after reasonable consideration by such Executive Officers, would be recognized by reasonable persons of similar experience in such positions as relevant to the representation or warranty qualified by the words "to the knowledge" of a party, "known to" a party or a similar phrase. Knowledge does not include information not within such current actual knowledge that might be revealed if the party's files were searched or if any other investigation were made.

     "Law" means any United States federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law, including, without limitation, any requirement or rule of law of the FCC.

     "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

     "Licenses" means all FCC Licenses and all other licenses, permits (including construction permits), consents, approvals and other authority issued by any Governmental Authority in connection with the legal and proper operation of the Seller's Business.

     "Loss" has the meaning specified in Section 7.2(a).

     "Material Adverse Effect" means any circumstance, change in or effect on the Business, the Seller or any Subsidiary that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business, the Seller or any Subsidiary: (a) is, or would reasonably be expected to be, materially adverse to the Business, operations, Assets or Liabilities, prospects, results of operations or financial condition of the Seller and the Subsidiaries, taken as a whole; or (b) would reasonably be expected to materially adversely affect the ability of the Seller and the Subsidiaries to operate or conduct the Business.

     "1997 Financial Statements" means the audited annual consolidated financial statements of the Company and the notes and schedules thereto for the year ended December 31, 1997.

     "1998 Financial Statements" has the meaning specified in Section 3.2(b).

     "Person" means any individual, partnership, limited liability company, firm, corporation, association, trust, joint venture, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

     "Preferred Stock" has the meaning specified in the recitals to this Agreement.

     "Purchase Price" has the meaning specified in Section 2.2.

     "Purchaser" has the meaning specified in the preamble to this Agreement.

     "Reference Balance Sheet Date" means March 31, 1998.

     "Related Agreements" has the meaning specified in Section 3.15.

     "Sale" means any sale, assignment, transfer, distribution or other disposition of shares of Common Stock or of a participation therein, whether voluntarily or by operation of law.

     "SEC Reports" has the meaning specified in Section 3.6(a).

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Seller" has the meaning specified in the preamble to this Agreement.

     "Series F Stock Purchase Agreement" means that certain Stock Purchase Agreement of even date herewith between the Seller and ITC Wireless, Inc., as purchaser thereunder, with respect to the sale and purchase of 50,000 shares of the Seller's Series F 6.5% Cumulative Convertible Preferred Stock.

     "Shares" has the meaning specified in the recitals to this Agreement.

     "Subsidiaries" means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by the Seller directly or indirectly through one or more intermediaries.

     "Tax" or "taxes" means any and all taxes, fees, levies, assessments, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation:

taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains, taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

     "Third Party Claims" has the meaning specified in Section 7.2(b).

     "U.S. GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

                                   ARTICLE II

                               PURCHASE AND SALE

     SECTION 2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares.

     SECTION 2.2 Purchase Price. The aggregate purchase price for the Shares shall be $75,000,000.00 (the "Purchase Price"), representing a purchase price of $1,500.00 per Share.

     SECTION 2.3 Closing. Upon the terms and subject to the conditions of this Agreement, the issuance, sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at 10:00 A.M. local time on a date and at a location mutually agreed to by the parties upon the satisfaction or waiver of all conditions to the obligations of the parties set forth in Article VI, or at such other place or at such other time or on such other date as the Seller and the Purchaser may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date").

     SECTION 2.4 Closing Deliveries by the Seller. At the Closing, the Seller shall deliver or cause to be delivered to the Purchaser a receipt for the Purchase Price, stock certificates evidencing the Shares duly registered in the name of the Purchaser, in a form reasonably satisfactory to the Purchaser, and the opinions, certificates and other documents required to be delivered pursuant to Section 6.2.

     SECTION 2.5 Closing Deliveries by the Purchaser. At the Closing, the Purchaser shall deliver to the Seller the Purchase Price in immediately available funds together with the opinions, certificates and other documents required to be delivered pursuant to Section 6.1.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     As an inducement to the Purchaser to enter into this Agreement, the Seller hereby represents and warrants to the Purchaser as follows:

     SECTION 3.1 Organization, Authority and Qualification of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder, to consummate the transactions contemplated hereby and to conduct its Business, except where the failure to be in good standing would not have a Material Adverse Effect. The Seller is duly licensed or qualified to do Business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its Business makes such licensing or qualification necessary, except as would not have a Material Adverse Effect. The execution and delivery of this Agreement by the Seller, the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Stock in accordance with the terms of this Agreement and the Certificate of Designations, have been duly authorized by all requisite action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller, and (assuming due authorization, execution and delivery by the Purchaser) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

     SECTION 3.2 Capitalization of the Seller. (a) The authorized capital stock of the Seller consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share. As of the date hereof, (i) 26,948,955 shares of Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable, and (ii) 300,000 shares of preferred stock (not including the Preferred Stock) are issued and outstanding, all of which are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of Common Stock or preferred stock was issued in violation of any preemptive rights. All issuances of such issued and outstanding shares when made were registered or exempt from registration under the Securities Act, except where the failure of such issuances to be registered or exempt from registration would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the SEC Reports and in Schedule
3.2 of the Disclosure Schedule, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character to which the Seller is a party relating to the issuance or sale of capital stock of the Seller or obligating the Seller to issue or sell any shares of capital stock of, or any other equity interest in, the Seller or its Subsidiaries. Except as disclosed in Schedule 3.2 of the Disclosure Schedule, there are no outstanding contractual obligations of the Seller to repurchase, redeem or otherwise acquire any shares of Common Stock or shares of capital stock of its Subsidiaries. Upon issuance of the Shares to the Purchaser at the Closing and payment therefor pursuant to this Agreement and the Certificate of Designations, the Shares will be validly issued, fully paid and nonassessable and free of preemptive rights. By the Closing Date, the shares of Common Stock issuable upon conversion of the Shares will be duly authorized and reserved for issuance upon such conversion and, upon issuance of such shares in accordance with the Certificate of Designations, will be validly issued, fully paid and nonassessable and free of preemptive rights. Upon consummation of the transactions contemplated by this Agreement, including the issuance of the Shares, registration of the Shares in the name of the Purchaser in the stock records of the Seller and delivery of the Shares, the Purchaser will own the Shares free and clear of all Encumbrances, other than Encumbrances resulting from any action, or failure to take action, by the Purchaser. All shares of Common Stock issued as dividends with respect to the Shares will be validly issued, fully paid and nonassessable and free of preemptive rights. Upon the due declaration and issuance of a dividend payable in Common Stock with respect to the Shares, the registration of such shares of Common Stock in the name of the Purchaser in the stock records of the Seller and delivery of such shares of Common Stock, the Purchaser will own all such shares of Common Stock free and clear of all Encumbrances, other than Encumbrances resulting from any action, or failure to take any action, by the Purchaser.

     (b) The outstanding indebtedness of Seller as of March 31, 1998 is accurately reflected (subject to normal and recurring adjustments and other revisions which were not and are not known or reasonably expected to be material in amount) in the Seller's balance sheet at March 31, 1998 contained in the Seller's unaudited quarterly consolidated financial statements and the notes and schedules thereto for the quarter ended March 31, 1998 (the "1998 Financial Statements").

     SECTION 3.3 Subsidiaries. Each Subsidiary: (i) is duly organized and validly existing under the laws of its jurisdiction of organization; (ii) has all necessary power and authority to own, operate or lease the properties and assets owned, operated or leased by such Subsidiary and to carry on its business as it has been and is currently conducted by such Subsidiary; and (iii) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable, except where the failure to be so duly licensed or qualified would not have a Material Adverse Effect. Each Subsidiary is wholly owned, directly or indirectly, by the Seller.

     SECTION 3.4 No Conflict.  Assuming that all Approvals described in Section
3.5 have been obtained, that approval of the Certificate of Designations and the issuance of the Shares has been obtained from the holders of the Seller's Series A, Series B, Series C and Series D Preferred Stock and that all filings and notifications listed in Schedule 3.5 of the Disclosure Schedule have been made, the execution, delivery and performance of this Agreement by the Seller, and the issuance of the Shares and the performance of the Seller's obligations in accordance with the Certificate of Designations, do not and will not: (i) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws (or similar organizational documents) of the Seller or any Subsidiary as in effect on the date hereof or on the Closing Date; (ii) conflict with or violate (or cause an event which could have a Material Adverse Effect as a result of) any Law or Governmental Order as in effect on the date hereof or on the Closing Date applicable to the Seller, any Subsidiary or any of their respective assets, properties or businesses; or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Shares or on any of the assets or properties of the Seller or any Subsidiary pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement as in effect on the date hereof or on the Closing Date to which the Seller or any Subsidiary is a party or by which any of the Shares or any of such assets or properties is bound or affected.

     SECTION 3.5 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Seller and the performance of the Seller's obligations in accordance with the Certificate of Designations do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority on the part of the Seller pursuant to Laws as they are in effect on the Closing Date (collectively, the "Approvals"), except: (i) as described in Schedule 3.5 of the Disclosure Schedule; (ii) pursuant to the notification requirements of the HSR Act; (iii) the filing with the Secretary of State of the State of Delaware of the Certificate of Designations contemplated by Section 5.1; and (iv) any filings required to effect any registration pursuant to Section 5.5. Subject to the exceptions set forth in clauses (i), (ii) and (iv) above, the Seller will obtain all such Approvals on or before the Closing Date.

     SECTION 3.6  Seller SEC Reports; Financial Statements.

     (a) The Seller has filed all forms, reports and documents required to be filed by it with the Commission, and has heretofore made available to the Purchaser, in the form filed with the Commission (excluding any exhibits thereto), (i) its Annual Report on Form 10-K for the fiscal years ended December 31, 1995, 1996 and 1997, (ii) its Quarterly Report on Form 10-Q for the period ended March 31, 1998 and (iii) all proxy statements relating to the Seller's meetings of stockholders (whether annual or special) held since December 31, 1995 (collectively, the "SEC Reports").

     (b) Except as set forth in Schedule 3.6 of the Disclosure Schedule, the SEC Reports and any other forms, reports and other documents filed by the Seller with the Commission as of the date of this Agreement (i) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (c) The financial statements (including, in each case, any notes thereto) contained in the SEC Reports were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each fairly presented the financial position, results of operations and cash flows of the Seller and its consolidated subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not known or reasonably expected, individually or in the aggregate, to be material in amount).

     (d) Since March 31, 1998 there has not been any change, occurrence or circumstance affecting the Business, results of operations or financial condition of the Seller or any Subsidiary that has had, individually or in the aggregate, a Material Adverse Effect, other than changes, occurrences and circumstances referred to in any subsequently filed SEC Reports or otherwise Disclosed by Seller.

     SECTION 3.7 No Undisclosed Liabilities. There are no Liabilities of the Seller or any Subsidiary, other than Liabilities (i) disclosed in Schedule 3.7 of the Disclosure Schedule, (ii) reflected in the SEC

Reports, the 1997 Financial Statements, the 1998 Financial Statements or otherwise Disclosed by Seller, (iii) not required to be reflected in a consolidated balance sheet of the Seller and its Subsidiaries or in the notes thereto prepared in accordance with U.S. GAAP or (iv) incurred since the Reference Balance Sheet Date in the ordinary course of business and which do not have a Material Adverse Effect.

     SECTION 3.8 Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the Reference Balance Sheet Date, except as Disclosed by Seller in any subsequently filed SEC Reports or Press Releases, as reflected in the 1997 Financial Statements, the 1998 Financial Statements or as contemplated by this Agreement, the Business of the Seller and the Subsidiaries has been conducted in the ordinary course, and the Seller has not suffered any Material Adverse Effect.

     SECTION 3.9 Litigation. Except as set forth in the SEC Reports, as reflected in the 1997 Financial Statements or the 1998 Financial Statements, as disclosed in Schedule 3.9 of the Disclosure Schedule or otherwise Disclosed by Seller, there are no Actions by or against the Seller or any Subsidiary (or by or against any Affiliate thereof and relating to the Business, the Seller or any Subsidiary), or affecting the Business or any of the Assets, pending before any Governmental Authority (or, to the knowledge of the Seller, threatened to be brought by or before any Governmental Authority) that has, has had or could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby. None of the Seller, the Subsidiaries nor any of the Assets is subject to any Governmental Order (nor, to the knowledge of the Seller, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has, has had or could have a Material Adverse Effect.

     SECTION 3.10 Compliance with Laws. The Seller and the Subsidiaries have each conducted and continue to conduct the Business in all material respects in accordance with all Laws and Governmental Orders applicable to the Seller or any Subsidiary or any of the Assets or the Business, and neither the Seller nor any Subsidiary is in material violation of any such Law or Governmental Order.

     SECTION 3.11 Full Disclosure. The Seller is not aware of any facts pertaining to the Seller, any Subsidiary or the Business which could reasonably be expected to have a Material Adverse Effect and which have not been disclosed in this Agreement, the Disclosure Schedule or the SEC Reports or otherwise Disclosed by Seller.

     SECTION 3.12 Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser contained in Sections 4.5 and 4.6, the offer and sale of the Shares to the Purchaser pursuant to this Agreement are, and the issuance of Common Stock (i) upon conversion of the Shares and (ii) as dividends with respect to the Shares will be, exempt from registration under the Securities Act as in effect on the Closing Date.

     SECTION 3.13 FCC Regulations. After giving effect to the issuance of the Shares to the Purchaser, the ownership of capital stock of the Seller by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country does not exceed the limitations set forth in the rules and regulations of the FCC.

     SECTION 3.14 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

     SECTION 3.15 Delivery of Certain Documents. The Seller has delivered (or will deliver pursuant to Section 5.9) to the Purchaser a true and complete copy of: (i) the 1997 Financial Statements, the 1998 Financial Statements and the Certificate of Designations; and (ii) all agreements set forth on Schedule 3.15 of the Disclosure Schedule (including all appendices, schedules, exhibits and other attachments thereto), including, without limitation, the Series F Stock Purchase Agreement (collectively, the "Related Agreements"). Assuming due execution and delivery thereof by all parties thereto, each of the Related Agreements to which the Seller is a party creates a legally binding obligation of each party thereto, enforceable against such parties in accordance with the respective terms and conditions thereof, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential transfers), and (ii) as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether such agreements are considered in a proceeding in equity or at law).

     SECTION 3.16 No Consideration for Consent. No Person has received or will receive any consideration of any kind for or in connection with the granting of any consent by such Person to the sale and issuance of the Preferred Stock or of the Seller's Series F 6.5% Cumulative Convertible Preferred Stock.

     SECTION 3.17 Delivery of Business Plan. The Seller has delivered (or will deliver pursuant to Section 5.9) to the Purchaser a true and complete copy of the Seller's business plan and such plan is, on and as of the date hereof, the current business plan of the Seller. The historical factual information contained in such business plan is correct in all material respects, does not, when read together with the SEC Reports, omit to state any material fact necessary to make the statements therein not misleading and fairly reflects the Seller's projections as of the date hereof.

     SECTION 3.18 Licenses. Except to the extent it would not have a Material Adverse Effect: (i) all FCC Licenses are in full force and effect and have been duly issued in the name of, or validly assigned to, the Seller or one of its Subsidiaries and no default or breach exists thereunder; (ii) no event has occurred with respect to the FCC Licenses that permits, or after giving notice, lapse of time or both would permit, revocation or termination of such FCC Licenses or would result in any material impairment of the rights of the holder thereof; and (iii) all FCC Licenses are in effect for the usual FCC License terms and are unimpaired by any condition or other restriction imposed by the FCC or other Governmental Authority (other than restrictions and conditions generally applicable to licenses of the same or similar type or class).

     Except to the extent it would not have a Material Adverse Effect: (i) all applications necessary for renewal or extension of the FCC Licenses have been timely filed in accordance with the requirements of the FCC or other Governmental Authority issuing such FCC Licenses; (ii) the Seller has not been informed that any of the FCC Licenses will not be renewed in the ordinary course; and (iii) no allegations, complaints, charges, investigations, renewal or revocation hearings, or other proceedings have been threatened or initiated in any forum, nor has any Governmental Authority (including, but not limited to, the FCC) proposed, announced, used, or adopted any amendment, modification, or change to any law or regulation, with respect to or impacting upon such FCC Licenses.

     Except to the extent that it would not have a Material Adverse Effect, each of the Seller and its Subsidiaries: (i) is in compliance with the provisions of the Communications Act as implemented, interpreted and applied by the FCC; (ii) is in compliance with FCC requirements immediately following the Closing; (iii) has duly and timely filed all reports and other filings which are required to be filed by it under the Communications Act or any other applicable law, rule or regulation of any Governmental Authority; and (iv) is in compliance with all such laws, rules and regulations, the noncompliance with which would have a Material Adverse Effect on the continuation of any License held by the Seller or any of its Subsidiaries. Except to the extent it would not have a Material Adverse Effect, all information provided by or on behalf of Seller or any Subsidiary in any filing with the FCC was, at the time of filing, true, complete and correct in all material respects when made, and the FCC has been notified of any substantial or significant changes in such information as may be required in accordance with applicable laws, rules and regulations.

     SECTION 3.19 Other Licenses and Approvals. Except to the extent it would not have a Material Adverse Effect, each of the Seller and its Subsidiaries has or has the right to use all Licenses and Approvals that are necessary for the Seller and its Subsidiaries to carry on the Business as currently conducted.

     SECTION 3.20 Tax Matters. Except to the extent it would not have a Material Adverse Effect: (i) each of Seller and its Subsidiaries has filed all federal, state, local and other tax returns which are required to be filed by it within the period required for such filings and any extensions granted therefor and within the period that the same may be filed without interest or penalties;
(ii) each such Person has paid, or made adequate provision for the payment of, all taxes (if any), including any interest and penalties thereon, which have or may become due and payable pursuant to any of the said returns or pursuant to any matters raised by audits or for other reasons known to it; and
(iii) each such Person has made adequate provision for all current taxes. Except as disclosed in Schedule 3.20 of the Disclosure Schedule, no audit by any Governmental Authority of the federal, state, local or other tax returns, forms or information statements of the Seller or any of its Subsidiaries with respect to such taxes is currently in progress or overtly threatened.

     SECTION 3.21 FCC Change of Control. Based upon the Seller's knowledge of the ownership of its stock as of the Closing Date, no assignment or transfer of control for purposes of the rules and regulations of the FCC will occur by reason of the sale of the Shares and the Series F 6.5% Cumulative Convertible Preferred Stock; provided, however, that no representation or warranty is made as to the effect of the issuance of dividends or other distributions with respect to the Shares.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     As an inducement to the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as follows:

     SECTION 4.1 Organization and Authority of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its obligations hereunder and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and (assuming due authorization, execution and delivery by the Seller) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

     SECTION 4.2 No Conflict. Except as disclosed by the Purchaser to the Seller in writing prior to Closing, assuming compliance with the notification requirements of the HSR Act and the making and obtaining of all filings, notifications, consents, approvals, authorizations and other actions referred to in Section 4.3, except as may result from any facts or circumstances relating solely to the Seller, the execution, delivery and performance of this Agreement by the Purchaser do not and will not as of the Closing Date: (i) violate, conflict with or result in the breach of any provision of the articles of incorporation or by-laws of the Purchaser; (ii) conflict with or violate any Law or Governmental Order applicable to the Purchaser; or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent that has not been obtained under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Purchaser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Purchaser is a party or by which any of such assets or properties are bound or affected, which in any such case would have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

     SECTION 4.3 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Purchaser do not and will not require any Approvals on the part of the Purchaser except pursuant to the notification requirements of the HSR Act and the filing requirements of Sections 13 and 16(a) of the Exchange Act. The Purchaser shall obtain or comply with such Approval requirements in a timely manner.

     SECTION 4.4 Litigation. There are no Actions by or against the Purchaser, pending before any Governmental Authority (or, to the knowledge of the Purchaser, threatened to be brought by or before any Governmental Authority) that could reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby. The Purchaser is not subject to any Governmental Order (nor, to the knowledge of the Purchaser, are there any such Governmental Orders threatened to be imposed by any Governmental Authority), which could reasonably be expected to materially adversely affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 4.5 Investment Purpose. The Purchaser is acquiring the Shares and, if any of the Common Stock to be issued upon conversion of the Shares or as dividends with respect to the Shares is, when acquired, not subject to immediate resale under Rule 144 promulgated pursuant to the Securities Act or is not to be resold solely pursuant to a registration statement to be filed and declared effective pursuant to the Securities Act, the Purchaser will acquire such shares of Common Stock for the Purchaser's own account solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

     SECTION 4.6 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

     SECTION 4.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     SECTION 5.1 Filing of Certificate of Designations. The Seller covenants and agrees that at or prior to the Closing, the Seller will file the Certificate of Designations with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.

     SECTION 5.2 Treatment of Shares as Equity. The Seller covenants and agrees that it will treat the Shares as equity, and not as debt, for accounting and tax purposes and further covenants and agrees that it will not take any action or position that is inconsistent with such treatment.

     SECTION 5.3  Regulatory and Other Authorizations; Notices and Consents.

     (a) The Seller and the Purchaser shall use all reasonable efforts to obtain all Approvals of all Governmental Authorities that may be or become necessary for each of them to obtain for their execution and delivery of, and the performance of their respective obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing pursuant to the HSR Act, if required, with respect to the conversion of the Shares and any shares of Common Stock issued as dividends with respect thereto at such times as the Purchaser may request and to supply as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the HSR Act.

     (b) The Seller shall or shall cause the Subsidiaries to give promptly such notices to third parties and use its or their reasonable efforts to obtain such third party consents as are necessary in connection with the transactions contemplated by this Agreement.

     (c) The Purchaser shall cooperate and use all reasonable efforts to assist the Seller in giving such notices and obtaining such consents; provided, however, that the Purchaser shall have no obligation to give any guarantee or other consideration of any nature in connection with any such notice or consent or to consent to any change in the terms of any agreement or arrangement which the Purchaser in its sole and absolute discretion may deem adverse to the interests of the Purchaser.

     SECTION 5.4  Notice of Developments.

     (a) Prior to the Closing, the Seller shall promptly notify the Purchaser in writing of (i) all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Seller in this Agreement or which could reasonably be expected to have the effect of making any representation or warranty of the Seller in this Agreement untrue or incorrect and (ii) all other developments material to the Seller and the

Subsidiaries, taken as a whole, affecting the Assets, Liabilities, business, financial condition, operations, results of operations or prospects of the Seller, any Subsidiary or the Business.

     (b) Prior to the Closing, the Purchaser shall promptly notify the Seller in writing of all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Purchaser in this Agreement or which could reasonably be expected to have the effect of making any representation or warranty of the Purchaser in this Agreement untrue or incorrect.

     SECTION 5.5 Registration Rights. Effective at the Closing, the Purchaser and the Seller shall each have the rights and obligations set forth in Annex II, which is incorporated by reference herein.

     SECTION 5.6  Resale Restrictions.

     (a) The Purchaser acknowledges that the Shares, the shares of Common Stock into which the Shares are convertible and all shares of Common Stock that are to be issued as dividends with respect to the Shares have not been registered under the Securities Act or any state securities law, and the Purchaser hereby agrees not to offer, sell or otherwise transfer, pledge or hypothecate such shares unless and until registered under the Securities Act and any applicable state securities law or unless such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with the Securities Act and such laws.

     (b) During the period ending one year after the Closing Date, the Purchaser shall not, without the prior written consent of the Seller which shall not be unreasonably withheld, (i) offer, pledge, sell or otherwise transfer or dispose of, directly or indirectly, any Shares or any shares of Common Stock into which any of such Shares may be converted, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, any of the economic consequences of ownership of such Shares or any shares of Common Stock into which such Shares may be converted, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise, other than a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee; provided, however, that the Purchaser may at any time enter into any such transaction described in clause (i) or (ii) above with an Affiliate of the Purchaser without the prior written consent of the Seller.

     SECTION 5.7 Registration of Shares. The Seller shall, upon issuance of the Shares and prior to the delivery of stock certificates evidencing the Shares pursuant to Section 2.4, register the Shares in the name of the Purchaser in the stock records of the Seller.

     SECTION 5.8 Reservation of Common Stock. The Seller agrees that as of the Closing Date the Seller will reserve and will thereafter keep reserved for issuance out of the authorized but unissued shares of the Common Stock such number of shares of Common Stock into which the outstanding shares of the Preferred Stock are from time to time convertible.

     SECTION 5.9 Delivery of Certain Documents. The Seller shall deliver to the Purchaser true and correct copies of this Agreement and the Related Agreements, all exhibits, schedules, annexes and agreements related hereto as soon as practicable following the execution and delivery hereof by the parties hereto.

     SECTION 5.10 Certain Information. For a period commencing on the date of this Agreement and ending not earlier than two years from the date that the Preferred Stock first becomes convertible into Common Stock, for so long as the Seller is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Seller shall file all reports and other information required to be filed by Section 13 or 15(d) under the Exchange Act, as the case may be, as shall be necessary in order that the conditions to the availability of Rule 144 under the Securities Act, as such Rule may be amended, in connection with any Sale of shares of Common Stock by the Purchaser shall be met. For so long as the Seller is required to file reports and other information pursuant to Section 13 or 15(d) of the Exchange Act and this Section 5.10, unless the Purchaser no longer holds any Shares or shares of Common Stock issued upon conversion of the Shares, the Seller shall provide the Purchaser with a paper copy of each such report and other information within a reasonable period of time following the filing of such report or other information with the Commission.

     SECTION 5.11 Conduct of Business of the Seller. Prior to the Closing, the Seller agrees (except to the extent that the Purchaser shall otherwise consent in writing) as follows:

          (a) Dividends; Changes in Stock. The Seller shall not take or permit to be taken any action that would result in an adjustment to the Conversion Price (as defined in the Certificate of Designations) pursuant to Section
     (7)(d) of the Certificate of Designations if the Shares were issued and outstanding at the time of such action.

          (b) Certain Matters. The Seller shall not take or permit to be taken any action in respect of which holders of Shares would be entitled to vote pursuant to Section (9) of the Certificate of Designations if the Shares were outstanding at the time of such action.

     SECTION 5.12 Use of Funds. The Seller shall use the proceeds from the sale of the Preferred Stock and the Seller's Series F 6.5% Cumulative Convertible Preferred Stock by December 31, 1999 solely for the buildout of existing personal communications services (PCS) markets for which Licenses have been issued to Powertel or its Subsidiaries.

     SECTION 5.13 Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE VI

                             CONDITIONS TO CLOSING

     SECTION 6.1 Conditions to Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by the Seller, at its sole discretion), at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Purchaser contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 6.1(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by the Purchaser at or before the Closing shall have been complied with in all material respects, and the Seller shall have received a certificate from the Purchaser to such effect signed by a duly authorized officer thereof;

          (b) No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against either the Seller or the Purchaser seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of the Seller, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 6.1(b) shall not apply if the Seller has directly or indirectly solicited or encouraged any such Action;

          (c) Resolutions of the Purchaser. The Seller shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Purchaser, of the resolutions duly and validly adopted by the Board of Directors of the Purchaser evidencing its authorization, if required by law, of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

          (d) Incumbency Certificate of the Purchaser. The Seller shall have received a certificate of the Secretary or an Assistant Secretary of the Purchaser certifying the names and signatures of the officers of the Purchaser authorized to sign this Agreement and the other documents to be delivered hereunder;

          (e) Legal Opinion. The Seller shall have received from McNair Law Firm, P.A., counsel to the Purchaser, a legal opinion, addressed to the Seller and dated the Closing Date, the form and substance of which shall be substantially as set forth in Exhibit 6.1(e) attached hereto;

          (f) Consents and Approvals. The Seller shall have received (or received evidence of), each in form and substance reasonably satisfactory to the Seller, all Approvals and all third party consents necessary or desirable for the consummation of the transactions contemplated by this Agreement; and

          (g) Closing of Series F Transaction. Closing of the transaction contemplated by the Series F Stock Purchase Agreement shall have occurred or shall occur simultaneously with the Closing.

     SECTION 6.2 Conditions to Obligations of the Purchaser. The obligations of the Purchaser shall be subject to the satisfaction (or waiver by the Purchaser, at its sole discretion), at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Seller contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 6.2(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by the Seller at or before the Closing shall have been complied with in all material respects, and the Purchaser shall have received a certificate of the Seller to such effect signed by a duly authorized officer thereof;

          (b) No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against either the Seller or the Purchaser, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of the Purchaser, is likely to render it impossible or unlawful to consummate such transactions or which could have a Material Adverse Effect; provided, however, that the provisions of this Section 6.2(b) shall not apply if the Purchaser has directly or indirectly solicited or encouraged any such Action;

          (c) Resolutions of the Seller. The Purchaser shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Seller, of the resolutions duly and validly adopted by the Board of Directors of the Seller and, to the extent that such authorization is necessary, the stockholders of the Seller evidencing their authorization of the execution and delivery of this Agreement, the issuance and terms of the Shares including, without limitation, the convertibility thereof into shares of Common Stock, and the consummation of the transactions contemplated hereby;

          (d) Incumbency Certificate of the Seller. The Purchaser shall have received a certificate of the Secretary or an Assistant Secretary of the Seller certifying the names and signatures of the officers of the Seller authorized to sign this Agreement and the other documents to be delivered hereunder;

          (e) Legal Opinion. The Purchaser shall have received from Nelson Mullins Riley & Scarborough, L.L.P., counsel to the Seller, a legal opinion, addressed to the Purchaser and dated the Closing Date, the form and substance of which shall be substantially as set forth in Exhibit 6.2(e) attached hereto;

          (f) Consents and Approvals. The Purchaser shall have received (or received evidence of), each in form and substance reasonably satisfactory to the Purchaser, all Approvals and all third party consents necessary or desirable for the consummation of the transactions contemplated by this Agreement which the Seller has the obligation to obtain;

          (g) Organizational Documents. The Purchaser shall have received a copy of (i) the certificate of incorporation, as amended, of the Seller, certified by the Secretary of State of the State of Delaware, as of a date not earlier than five Business Days prior to the Closing Date and accompanied by a certificate of the Secretary or an Assistant Secretary of the Seller, dated as of the Closing Date, stating that no amendments have been made to such certificate of incorporation since such date, (ii) the by-laws of the Seller, certified by the Secretary or an Assistant Secretary of the Seller and (iii) a true and correct copy of the Certificate of Designations and evidence of the filing thereof;

          (h) Good Standing. The Purchaser shall have received a good standing certificate for the Seller from the Secretary of State of the State of Delaware, dated as of a date not earlier than five Business Days prior to the Closing Date and accompanied by a bring-down certificate signed by the Secretary or an Assistant Secretary of the Seller dated within one day prior to the Closing Date;

          (i) No Material Adverse Effect. No event or events shall have occurred which, individually or in the aggregate, have, or could have, a Material Adverse Effect; and

          (j) Closing of Series F Transaction. Closing of the transaction contemplated by the Series F Stock Purchase Agreement shall have occurred or shall occur simultaneously with the Closing.

                                  ARTICLE VII

                                INDEMNIFICATION

     SECTION 7.1  Survival of Representations and Warranties.

     (a) The representations and warranties of the Seller to the Purchaser contained in this Agreement shall survive the Closing until the later of the second anniversary of the Closing Date or the conversion of all Shares into Common Stock. Neither the period of survival nor the liability of the Seller with respect to the Seller's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Purchaser. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the Purchaser to the Seller, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

     (b) The representations and warranties of the Purchaser to the Seller contained in this Agreement shall survive the Closing until the later of the second anniversary of the Closing Date or the conversion of all Shares into Common Stock. Neither the period of survival nor the liability of the Purchaser with respect to the Purchaser's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Seller. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the Seller to the Purchaser, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

     SECTION 7.2  Indemnification.

     (a)(i) The Purchaser, its successors and assigns, and the stockholders, officers, directors, employees, Affiliates and agents of the Purchaser and its successors and assigns shall be indemnified and held harmless by the Seller for any and all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by them (including, without limitation, any Action brought or otherwise initiated by any of them) (hereinafter a "Loss"), arising out of or resulting from:

          (A) the breach of any representation or warranty made by the Seller contained in this Agreement; or

          (B) the breach of any covenant or agreement by the Seller contained in this Agreement.

     (ii) The Seller, its successors and assigns, and the stockholders, officers, directors, employees, Affiliates and agents of the Seller and its successors and assigns shall be indemnified and held harmless by the Purchaser for any and all Losses actually suffered or incurred by them, arising out of or resulting from:

          (A) the breach of any representation or warranty made by the Purchaser in this Agreement; or

          (B) the breach of any covenant or agreement by the Purchaser contained in this Agreement.

To the extent that the Seller's or the Purchaser's undertakings set forth in this Section 7.2 may be unenforceable, the Seller or the Purchaser, as the case may be, shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by the Purchaser or the Seller, as the case may be.

     (b) An indemnified party shall give the party from which indemnification is sought notice of any matter which an indemnified party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release the indemnifying party from any of its obligations under this Article VII except to the extent the indemnifying party is materially prejudiced by such failure and shall not relieve the indemnifying party from any other obligation or Liability that it may have to any indemnified party otherwise than under this
Article VII. The obligations and Liabilities of an indemnifying party under this
Article VII with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VII ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: If an indemnified party shall receive notice of any Third Party Claim, the indemnified party shall give the indemnifying party notice of such Third Party Claim within 30 days of the receipt by the indemnified party of such notice; provided, however, that the failure to provide such notice shall not release the indemnifying party from any of its obligations under this
Article VII except to the extent the indemnifying party is materially prejudiced by such failure and shall not relieve the indemnifying party from any other obligation or Liability that it may have to any indemnified party otherwise than under this Article VII. If the indemnifying party acknowledges in writing its obligation to indemnify the indemnified party hereunder against any Losses that may result from such Third Party Claim, then the indemnifying party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the indemnified party within five days of the receipt of such notice from the indemnified party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the indemnified party, in its sole and absolute discretion, for the same counsel to represent both the indemnified party and the indemnifying party, then the indemnified party shall be entitled to retain its own counsel, in each jurisdiction for which the indemnified party determines counsel is required, at the expense of the indemnifying party. In the event the indemnifying party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the indemnified party shall cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party's expense, all witnesses, pertinent records, materials and information in the indemnified party's possession or under the indemnified party's control relating thereto as is reasonably required by the indemnifying party. Similarly, in the event the indemnified party is, directly or indirectly, conducting the defense against any such Third Party Claim, the indemnifying party shall cooperate with the indemnified party in such defense and make available to the indemnified party, at the indemnifying party's expense, all such witnesses, pertinent records, materials and information in the indemnifying party's possession or under the indemnifying party's control relating thereto as is reasonably required by the indemnified party. No such Third Party Claim may be settled by the indemnifying party or the indemnified party without the prior written consent of the other.

     SECTION 7.3 Limits on Indemnification. Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable Losses which may be recovered from an indemnifying party arising out of or resulting from the causes enumerated in Section 7.2 shall be an amount equal to the

Purchase Price. The provisions of this Article VII shall survive the Closing and any termination of this Agreement.

                                  ARTICLE VIII

                             TERMINATION AND WAIVER

     SECTION 8.1  Termination.  This Agreement may be terminated as follows:

          (a) by the Purchaser if, between the date hereof and the time scheduled for the Closing: (i) an event or condition occurs that has resulted in a Material Adverse Effect; (ii) any representation or warranty of the Seller contained in this Agreement shall not have been true and correct in all material respects when made or as of the Closing Date; (iii) the Seller shall not have complied in all material respects with any covenant or agreement to be complied with by it and contained in this Agreement; or (iv) the Seller or any Subsidiary makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Seller or any Subsidiary seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

          (b) by the Seller if, between the date hereof and the time scheduled for the Closing: (i) any representation or warranty of the Purchaser contained in this Agreement shall not have been true and correct in all material respects when made; (ii) the Purchaser shall not have complied in all material respects with any covenant or agreement to be complied with by it and contained in this Agreement; or (iii) the Purchaser makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Purchaser seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

          (c) by either the Seller or the Purchaser if the Closing shall not have occurred on or prior to June 30, 1998; or

          (d) by either the Purchaser or the Seller in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; or

          (e) by the mutual written consent of the Seller and the Purchaser.

     SECTION 8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement occurring prior to termination.

     SECTION 8.3 Waiver. Either party to this Agreement may: (i) extend the time for the performance of any of the obligations or other acts of the other party; (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto; or (iii) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.1 Expenses. If the Closing occurs, upon presentation to the Seller of a reasonably detailed invoice, the Seller shall reimburse the Purchaser for up to $100,000 in costs and expenses, including, without limitation, fees and disbursements of counsel, actually incurred by the Purchaser in connection with this Agreement and the transactions contemplated hereby. Except as otherwise specified in this Agreement (including in the preceding sentence of this Section 9.1), all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

     SECTION 9.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.2):

        (a)  if to the Seller:

            Powertel, Inc.
            1233 O.G. Skinner Drive
            West Point, Georgia 31833
            Telecopy: (706) 645-9523
            Attention: Jill F. Dorsey, Esq.
            with a copy (which shall not constitute notice) to:

            Nelson Mullins Riley & Scarborough, L.L.P.
            999 Peachtree Street
            Suite 1400
            Atlanta, Georgia 30309
            Telecopy: (404) 817-6050
            Attention: James Walker IV, Esq.

        (b)  if to the Purchaser:

            SCANA Communications, Inc.
            c/o SCANA Corporation
            1426 Main Street
            Columbia, South Carolina 29201
            Telecopy: (803) 748-3336
            Attention: Kevin Marsh

            with a copy (which shall not constitute notice) to:

            SCANA Communications, Inc.
            c/o SCANA Corporation
            1426 Main Street
            Columbia, South Carolina 29201
            Telecopy: (803) 748-3336
            Attention: H. Thomas Arthur II, Esq.

     SECTION 9.3 Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such press release or public announcement; provided, however, that with respect to any disclosure required by law or by a listing agreement with the National Association of Securities Dealers, Inc. Automated Quotation System National Market System or any national securities exchange to which the Purchaser or the Seller is a party, the party required to make such disclosure shall use its best efforts to consult with the other party as to the timing and contents of such disclosure and to obtain such consent prior to the time such disclosure is required to be made.

     SECTION 9.4 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     SECTION 9.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Seller and the Purchaser with respect to the subject matter hereof.

     SECTION 9.7 Assignment. This Agreement may not be assigned by operation of Law or otherwise without the express written consent of the Seller and the Purchaser (which consent may be granted or withheld in the sole discretion of the Seller or the Purchaser); provided, however, that the Purchaser may, without the consent of the Seller, assign this Agreement to SCANA Corporation or to a subsidiary controlled by SCANA Corporation, but no such assignment shall relieve the Purchaser of any of its obligations under this Agreement; and provided further, however, that the rights granted pursuant to Annex II may be transferred in accordance with Annex II.

     SECTION 9.8  No Third Party Beneficiaries.  Except for the provisions of
Article VII relating to indemnified parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.9 Amendment. This Agreement may not be amended or modified, except: (i) by an instrument in writing signed by, or on behalf of, the Seller and the Purchaser; or (ii) by a waiver in accordance with Section 8.3.

     SECTION 9.10 Governing Law. This Agreement shall be governed by the laws of the State of New York without reference to the principles or rules governing conflicts of laws.

     SECTION 9.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 9.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the term hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          POWERTEL, INC.

                                          By:      /s/ ALLEN E. SMITH
                                            ------------------------------------
                                            Name: Allen E. Smith
                                            Title: President and Chief Executive
                                              Officer

                                          SCANA COMMUNICATIONS, INC.

                                          By:      /s/ MARK R. CANNON
                                            ------------------------------------
                                            Name: Mark R. Cannon
                                            Title: Treasurer

                                    ANNEX I

CERTIFICATE OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE PARTICIPATING OR OTHER RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF

              SERIES E 6.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                               ($0.01 Par Value)

                                       OF

                                 POWERTEL, INC.

                 ---------------------------------------------

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

                 ---------------------------------------------

     POWERTEL, INC., a Delaware corporation (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, which authorizes the issuance of up to 1,000,000 shares of preferred stock, by consent of the Board of Directors dated June 15, 1998:

     RESOLVED, that the issue of a series of preferred stock, $0.01 par value, of the Corporation is hereby authorized and the designations, powers, preferences and relative, participating or other rights, and qualifications, limitations or restrictions thereof, in addition to those set forth in the Certificate of Incorporation of the Corporation, are hereby fixed as follows:

     Section (1) Number of Shares and Designation. 50,000 shares of the preferred stock, $0.01 par value, of the Corporation are hereby constituted as a series of the preferred stock designated as Series E 6.5% Cumulative Convertible Preferred Stock (the "Series E Preferred Stock"). Without the consent of the then current holders of shares of Series E Preferred Stock as provided for herein, the number of shares of Series E Preferred Stock may not be increased and may not be decreased below the number of then currently outstanding shares of Series E Preferred Stock.

     Section (2) Definitions. For purposes of the Series E Preferred Stock, the following terms shall have the meanings indicated:

          "Base Shares" shall have the meaning set forth in paragraph (a) of Section (3).

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series E Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Common Stock" shall mean the Common Stock of the Corporation, par value $0.01 per share.

          "Conversion Price" shall mean the conversion price per share of Common Stock into which the Series E Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section (7). The initial Conversion Price shall be $22.01 (equivalent to the rate of approximately
     68.15 shares of Common Stock for each share of Series E Preferred Stock).

          "Current Market Price" shall mean, as of a particular date, the average of the closing high bid and low asked prices per share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or such other exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted.

          "Dividend Junior Stock" shall have the meaning set forth in paragraph
     (d) of Section (3).

          "Dividend Parity Stock" shall have the meaning set forth in paragraph
     (c) of Section (3).

          "Dividend Payment Date" shall have the meaning set forth in paragraph
     (a) of Section (3).

          "Dividend Period" shall have the meaning set forth in paragraph (a) of Section (3).

          "Dividend Value" shall have the meaning set forth in paragraph (a) of Section (3).

          "Excess Dividend Amount" shall have the meaning set forth in paragraph
     (e) of Section 3.

          "Initial Convertibility Date" shall mean the fifth anniversary of the Issue Date.

          "Initial Market Price" shall mean $17.75 per share, and shall be proportionately adjusted for any: (i) dividend or distribution made on the Common Stock in shares of Common Stock; (ii) subdivision of the Common Stock into a greater number of shares; (iii) combination of the Common Stock into a smaller number of shares; or (iv) issuance of shares of capital stock by reclassification of the Common Stock.

          "Issue Date" shall mean the first date on which shares of Series E Preferred Stock are issued.

          "Liquidation Preference" shall have the meaning set forth in paragraph
     (a) of Section (4).

          "Mandatory Redemption Date" shall have the meaning set forth in paragraph (b) of Section (5).

          "Mandatory Redemption Price" shall have the meaning set forth in paragraph (b) of Section (5).

          "Minimum Price" shall have the meaning set forth in paragraph (d)(ii) of Section (7).

          "Nasdaq Stock Market" shall mean the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System.

          "Optional Redemption Date" shall have the meaning set forth in paragraph (a) of Section (5).

          "Optional Redemption Price" shall have the meaning set forth in paragraph (a) of Section (5).

          "Person" shall mean any individual, firm, partnership, joint venture, corporation, limited liability company, association or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section (5).

          "Redemption Notice" shall have the meaning set forth in paragraph (c) of Section (5).

          "Redemption Price" shall have the meaning set forth in paragraph (c) of Section (5).

          "Securities" shall have the meaning set forth in paragraph (d)(iii) of Section (7).

          "Series A Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series A Convertible Preferred Stock.

          "Series B Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series B Convertible Preferred Stock.

          "Series C Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series C Convertible Preferred Stock.

          "Series D Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series D Convertible Preferred Stock.

          "Series F Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series F 6.5% Cumulative Convertible Preferred Stock.

          "Series F Certificate of Designations" shall mean the Certificate of the Designations, Powers, Preferences and Relative Participating or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of Series F 6.5% Cumulative Convertible Preferred Stock ($0.01 Par Value) of Powertel,

     Inc., as filed with the Secretary of State of the State of Delaware, as such may be amended from time to time.

          "Specified Indentures" shall mean the following: (i) the Indenture dated June 10, 1997 governing the 11 1/8% Senior Notes Due 2007 of the Corporation; (ii) the Indenture dated April 19, 1996 governing the 12% Senior Discount Notes Due May 2006 of the Corporation; and (iii) the Indenture dated February 7, 1996 governing the 12% Senior Discount Notes Due February 2006 of the Corporation.

          "Subsidiaries" shall mean any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by the Corporation directly or indirectly through one or more intermediaries.

          "Trading Day" means a day on which the Nasdaq Stock Market, or such other exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted, is open for the transaction of business.

          "Transaction" shall have the meaning set forth in paragraph (e) of Section (7).

          "Transfer Agent" means such agent or agents of the Corporation as may be designated by the Board of Directors as the transfer agent for the Series E Preferred Stock.

     Section (3)  Dividends.

     (a) Holders of the outstanding shares of Series E Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends on each share of the Series E Preferred Stock, calculated and payable quarterly (each such quarterly period being hereinafter called a "Dividend Period"), at a rate per annum equal to 6.5% of the Liquidation Preference of such share; provided, however, that without first obtaining stockholder approval pursuant to the rules of the Nasdaq Stock Market, or, in lieu thereof, if allowed by the Nasdaq Stock Market, otherwise delivering notice to stockholders, the aggregate number of shares of Common Stock that are issued as dividends pursuant to this Section (3) at a price below the Initial Market Price shall not exceed 20% of the number of shares of Common Stock that are issued and outstanding as of the Issue Date (the "Base Shares"). If the aggregate number of shares of Common Stock that have been issued as dividends on the Series E Preferred Stock pursuant to this Section (3) at a price below the Initial Market Price exceeds at any time 5% of the Base Shares, the Corporation agrees, for the benefit of the holders of the Series E Preferred Stock, to seek (if not previously obtained) approval at the next annual meeting of the Corporation's stockholders of the issuance of any future dividends payable in Common Stock pursuant to this paragraph (a) of this Section (3) which may exceed 20% of the Base Shares.

     All dividends on shares of the Series E Preferred Stock, to the extent accrued, shall be cumulative, whether or not earned or declared, on a daily basis from the last date through which dividends have been paid or, if no dividends have been paid, from the date upon which each such share of Series E Preferred Stock was initially issued, and shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each a "Dividend Payment Date"), commencing on September 15, 1998, to holders of record on the Business Day immediately preceding the relevant Dividend Payment Date. Such dividends shall accrue whether or not they have been declared and whether or not there are net profits, surplus or other funds of the Corporation legally available for the payment of dividends.

     Dividends on the Series E Preferred Stock shall be, at the option of the Corporation, payable (i) in cash or (ii) through the issuance of a number of fully paid and nonassessable shares (rounded up or down to the nearest whole number) of Common Stock equal to the amount of the dividend owed divided by the Dividend Value of the Common Stock; provided, however, that the Corporation shall not pay any dividends on the Series E Preferred Stock in cash prior to the date that all obligations under each of the Specified Indentures shall have been satisfied in full unless all restrictions set forth in the Specified Indentures with respect to the payment of such cash dividends have been waived or otherwise satisfied in accordance with the terms of such Specified Indentures; and provided further, however, that dividends with respect to a Dividend Payment Date that are not paid in cash within 90 days of such Dividend Payment Date shall thereafter be payable solely in shares of Common Stock on the basis of the Dividend Value with respect to such Dividend Payment Date, as set forth in this Section (3), and shall no longer be payable in cash.

     The "Dividend Value" of the Common Stock with respect to a Dividend Payment Date means the product of (x) 95% and (y) the average of the last sales price for the Common Stock as reported by the Nasdaq Stock Market, or the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five Trading Days immediately preceding such Dividend Payment Date.

     (b) All dividends paid with respect to shares of the Series E Preferred Stock pursuant to paragraph (a) of this Section (3) shall be paid pro rata to the holders entitled thereto.

     (c) No dividend whatsoever shall be declared or paid upon, or any funds or shares of Common Stock set apart for the payment of dividends upon, any outstanding share of the Series E Preferred Stock with respect to any Dividend Period unless all dividends for all preceding Dividend Periods have been declared and paid (or declared and a sufficient sum or number of shares of Common Stock set apart for the payment of such dividend) upon all outstanding shares of Series E Preferred Stock. No dividend will be declared or paid upon any stock that ranks on a parity with the Series E Preferred Stock with respect to dividends (the "Dividend Parity Stock"), and no shares of Dividend Parity Stock shall be redeemed, purchased or otherwise acquired by the Corporation for consideration through a sinking fund or otherwise, unless (A) all accrued and unpaid dividends have been paid on the Series E Preferred Stock for all prior Dividend Periods and (B) sufficient funds or shares of Common Stock have been paid or set apart for the payment of the dividend for the Dividend Period for which a dividend is next payable on the Series E Preferred Stock. Notwithstanding the provisions of this paragraph (c), if accrued dividends on the Series E Preferred Stock for all prior Dividend Periods have not been paid in full and sufficient funds or shares of Common Stock have not been paid or set apart for the payment of the dividend for the Dividend Period for which a dividend is next payable on the Series E Preferred Stock, the Corporation may declare a dividend on the Series E Preferred Stock and any Dividend Parity Stock for any Dividend Period if such dividend will be declared ratably in proportion to accrued and unpaid dividends on the Series E Preferred Stock and such Dividend Parity Stock.

     (d) The Corporation will not (i) declare, pay or set apart funds or shares of Common Stock for the payment of any dividend or other distribution with respect to any stock that ranks junior to the Series E Preferred Stock with respect to dividends ("Dividend Junior Stock") or (ii) redeem, purchase or otherwise acquire for consideration any Dividend Junior Stock through a sinking fund or otherwise, unless (A) all accrued and unpaid dividends with respect to the Series E Preferred Stock at the time of such event have been paid or funds or shares of Common Stock have been set apart for payment of such dividends and
(B) sufficient funds or shares of Common Stock have been paid or set apart for the payment of the dividend for the Dividend Period for which a dividend is next payable on the Series E Preferred Stock. Notwithstanding anything in this Certificate of Designations to the contrary, the Corporation may repurchase, redeem or otherwise acquire Dividend Junior Stock in exchange for Dividend Junior Stock and Dividend Parity Stock in exchange for Dividend Parity Stock or Dividend Junior Stock.

     (e) So long as any shares of the Series E Preferred Stock are outstanding, if dividends in excess of the quarterly dividend amount set forth in paragraph
(a) of Section (3) (such excess being the "Excess Dividend Amount") shall be declared or paid or set apart for payment in any Dividend Period on any Dividend Junior Stock or Dividend Parity Stock, dividends equal to the Excess Dividend Amount shall be contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Stock with such payment with respect to each share of Series E Preferred Stock being equal to the distributions that would be made in respect of the aggregate of: (i) the number of shares of Common Stock into which such share of Series E Preferred Stock is then convertible; and (ii) the number of shares of Common Stock that the Corporation would be required to issue as of such date in payment of all dividends that, pursuant to paragraph (a) of Section
(3), have accrued but remain unpaid as of such date.

     (f) Dividends on the Series E Preferred Stock on account of arrears for any past Dividend Period and dividends on the Series E Preferred Stock in connection with any optional redemption may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on the Business Day immediately prior to the payment thereof, as may be fixed by the Board of Directors.

     (g) Dividends payable on the Series E Preferred Stock for any period other than a Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If a Dividend Payment Date is not a Business Day, payment of dividends shall be made on the next succeeding Business Day and dividends accruing for the intervening period shall be paid on the next succeeding Dividend Payment Date.

     Section (4)  Liquidation Preference.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Common Stock or any other series or class or classes of stock of the Corporation ranking junior to the Series E Preferred Stock upon liquidation, dissolution or winding up, the holders of the shares of Series E Preferred Stock shall be entitled to receive $1,500.00 per share (the "Liquidation Preference"); thereafter, such holders shall be entitled, with respect to their Series E Preferred Stock and all dividends accrued and unpaid thereon to the date of final distribution to such holders, to share on an as if converted to Common Stock basis with the holders of the shares of Common Stock as provided in paragraph (b) of this Section (4). If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any other shares of stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series E Preferred Stock, shall be insufficient to pay in full the liquidation preferences of all of such series and liquidating payments in respect thereof, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any such other stock ratably in accordance with the respective amounts which would be payable with respect to the liquidation preferences of such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any such other stock if all liquidation preferences payable thereon were paid in full. For the purposes of this Section (4), (i) a consolidation or merger of the Corporation with one or more entities, (ii) a sale or transfer of all or substantially all of the Corporation's assets or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary; provided, however, that any subsequent distribution, liquidation, dissolution or winding up of the Corporation shall remain subject to this Section (4).

     (b) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to Series E Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series E Preferred Stock, as provided in paragraph (a) of this Section (4), holders of shares of Series E Preferred Stock shall be entitled to share ratably with holders of shares of Common Stock and any other class or series entitled to participate with the Common Stock in the event of liquidation, dissolution or winding up, in any and all assets remaining to be paid or distributed, such that distributions shall be made in respect of each share of Series E Preferred Stock in an amount equal to the distributions made in respect of the aggregate of: (i) the number of shares of Common Stock into which such share of Series E Preferred Stock is then convertible; and (ii) the number of shares of Common Stock that the Corporation would be required to issue as of such date in payment of all dividends that, pursuant to paragraph (a) of Section (3), have accrued but remain unpaid as of such date.

     Section (5)  Redemption.

     (a) Series E Preferred Stock may not be redeemed by the Corporation prior to the Initial Convertibility Date. After the Initial Convertibility Date and subject to the restrictions set forth in Section (3) hereof, the Corporation, at its option, may redeem the shares of Series E Preferred Stock, in whole or in part, at any time or from time to time upon such date or dates as may be fixed by the Corporation for redemption (each an "Optional Redemption Date"), for an aggregate redemption price in cash equal to the Liquidation Preference per share plus an amount per share equal to the value on a day selected by the Board of Directors of the Corporation that is within five days of the Optional Redemption Date of all accrued and unpaid dividends, if any, to the applicable Optional Redemption Date (the "Optional Redemption Price"), out of funds legally available therefor, subject to the notice provisions and provisions for partial redemption described below;

provided, however, that in connection with any redemption effected pursuant to this paragraph (a) of Section (5), the Corporation must redeem the shares of Series A Preferred Stock, the shares of Series B Preferred Stock, the shares of Series C Preferred Stock, the shares of Series D Preferred Stock, the Shares of Series E Preferred Stock and the shares of Series F Preferred Stock then eligible for redemption pro rata in proportion to their respective liquidation preferences.

     (b) Each share of Series E Preferred Stock (if not earlier redeemed or converted) shall be subject to mandatory redemption in whole (to the extent of lawfully available funds therefor) on June 1, 2010 (the "Mandatory Redemption Date") at a redemption price in cash equal to the Liquidation Preference per share plus the value on a day selected by the Board of Directors of the Corporation that is within five days of the Mandatory Redemption Date of an amount per share equal to all accrued and unpaid dividends thereon, if any, to the Mandatory Redemption Date (the "Mandatory Redemption Price"). The Corporation shall take all actions required or permitted by the Delaware General Corporation Law to permit the redemption described in this paragraph (b) of Section (5).

     (c) In the event of a redemption pursuant to paragraph (a) or (b) of this Section (5), the Corporation shall give notice of such redemption (a "Redemption Notice") by first class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Optional Redemption Date or the Mandatory Redemption Date, as the case may be (each a "Redemption Date"), to each holder of record of the shares of Series E Preferred Stock to be redeemed, at such holder's address as the same appears on the stock records of the Corporation, which Redemption Notice shall be unconditional and irrevocable. Each such Redemption Notice shall state: (1) the Redemption Date; (2) the number of shares of each series to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the Optional Redemption Price or the Mandatory Redemption Price, as the case may be (each a "Redemption Price"); (4) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; (5) the then current Conversion Price; and (6) that no default of the Corporation is then existing under any material loan document, indenture or other borrowing, which default has a material adverse effect on the Corporation. The Redemption Notice having been mailed as aforesaid, from and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the prompt payment of the applicable Redemption Price), (i) the shares of the Series E Preferred Stock so called for redemption and not converted prior to 5:00 p.m. New York time on the Redemption Date shall no longer be deemed to be outstanding, and (ii) all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price without interest thereon after the Redemption Date) shall cease. If the Corporation fails to provide money for the payment of the Redemption Price within 30 days after the Redemption Date, the Redemption Price shall accrue interest at the rate of 15% per annum until paid.

     Upon surrender in accordance with a Redemption Notice of the certificates for the shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the Redemption Notice shall so state), such shares shall be redeemed by the Corporation at the applicable Redemption Price. If fewer than all the outstanding shares of Series E Preferred Stock are to be redeemed, the shares of Series E Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be possible) by the Corporation from outstanding shares of Series E Preferred Stock held by each holder thereof and not previously called for redemption. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     Section (6) Shares to be Retired. All shares of Series E Preferred Stock purchased or redeemed by the Corporation or converted shall be retired and canceled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series.

     Section (7) Conversion. Holders of shares of Series E Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock as follows:

          (a) Subject to and upon compliance with the provisions of this Section
     (7), a holder of shares of Series E Preferred Stock shall have the right, at his, her or its option, at any time on or after the Initial Convertibility Date, to convert such shares, in whole or in part, into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the aggregate Liquidation Preference of such shares by the Conversion Price and by surrender of such shares so to be converted by the holder thereof, such surrender to be made in the manner provided in paragraph (b) of this Section (7); provided, however, that the right to convert shares called for redemption pursuant to Section (5) shall terminate at 5:00 p.m. New York time on the Redemption Date for such redemption, unless the Corporation shall default in making prompt payment of the amount payable upon such redemption. Any share of Series E Preferred Stock may be converted, at the request of its holder, in part into Common Stock. If a part of a share of Series E Preferred Stock is converted, then the Corporation will convert such share into the requested shares of Common Stock (subject to paragraph
     (c) of this Section (7)) and issue a fractional share of Series E Preferred Stock evidencing the remaining interest of such holder. The Corporation shall issue, pay and deliver all accrued and unpaid dividends with respect to the shares of Series E Preferred Stock so converted in accordance with paragraph (b) of this Section (7).

          (b) In order to exercise the conversion right, the holder of each share of Series E Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent or, if no Transfer Agent has been appointed by the Corporation, at the principal office of the Corporation, accompanied by written notice to the Corporation that the holder thereof elects to convert its shares of Series E Preferred Stock or a specified portion thereof. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series E Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

          Holders of shares of Series E Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares (except that holders of shares called for redemption on a Redemption Date between such record date and the Dividend Payment Date shall not be entitled to receive such dividend on such Dividend Payment
     Date) on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date.

          As promptly as practicable after the surrender of certificates for shares of Series E Preferred Stock as aforesaid, the Corporation shall issue, pay and deliver at such office to such holder, or on his, her or its written order, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section (7), (ii) if less than the full number of shares of Series E Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificates less the number of shares being converted, (iii) all accrued and unpaid dividends with respect to the shares of Series E Preferred Stock so converted and (iv) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Section (7).

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series E Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Series E Preferred Stock shall upon delivery be duly and validly issued and fully paid and nonassessable.

          (c) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series E Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Series E Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to such fraction of a share multiplied by the Current Market Price of one share of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series E Preferred Stock so surrendered.

          (d) The Conversion Price shall be adjusted from time to time as follows:

             (i) In case the Corporation shall after the Issue Date (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock without making a corresponding dividend or distribution with respect to its Series E Preferred Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any share of Series E Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or capital stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series E Preferred Stock been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in paragraph (h) below) and shall become effective immediately after the close of business on the record date in the case of a subdivision, combination or reclassification.

             (ii) In case the Corporation shall issue after the Issue Date (a) options, warrants or other rights to all holders of Common Stock entitling them (for a period expiring within 180 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the lower of the Initial Market Price or the Conversion Price (the "Minimum Price") at the record date for the determination of stockholders entitled to receive such options, warrants or other rights or (b) shares of Common Stock (excluding shares of Common Stock issued or issuable as dividends with respect to the Series E Preferred Stock pursuant to paragraph (a) of Section (3) hereof and Common Stock issued or issuable as dividends with respect to the Series F Preferred Stock pursuant to paragraph (a) of Section (3) of the Series F Certificate of Designations) or securities exercisable for (including options, warrants or other rights other than those referred to in clause
        (a) above and subparagraph (iii) below) or exchangeable or convertible into shares of Common Stock) at a price per share (or having an exercise, exchange or conversion price per share) less than the then current Minimum Price (other than securities issued in a transaction in which a pro rata share of such securities have been reserved by the Corporation for distribution to the holders of Series E Preferred Stock upon conversion), then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the date of issuance of such options, warrants, other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock) by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the date of issuance of such options, warrants or other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock) (without giving effect to any such issuance) and (B), in the case of (a) above, the number of shares which the aggregate proceeds from the exercise of such options, warrants or other rights for Common Stock or, in the case of (b) above, the number of shares which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock) so issued would purchase at the Minimum Price in effect immediately prior to the date of issuance, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the date of issuance of such options, warrants or other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into Common Stock) (without giving effect to any such issuance) and (B), in the case of clause (a) above, the number of additional shares of Common Stock offered for subscription or purchase or, in the case of clause (b) above, the number of shares of Common Stock so issued or into which the exercisable, exchangeable or convertible securities may be exercised, exchanged or converted. Such adjustment shall be made successively whenever any such options, warrants or other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into Common Stock) are issued, and shall become effective immediately after such record date or, in the case of the issuance of Common Stock, after the date of issuance thereof (or in the case of securities exercisable for or exchangeable or convertible into shares of Common Stock, the date on which holders may first exercise, exchange or convert the same in accordance with the respective terms thereof). In determining whether any options, warrants or other rights entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than the Minimum Price in effect immediately prior to the date of such issuance, and in determining the aggregate offering price of shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock), there shall be taken into account any net consideration received or receivable by the Corporation upon issuance and upon exercise of such options, warrants or other rights or upon issuance of shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock), the value of such consideration, if other than cash, to be determined by the Board of Directors in good faith or, if higher, the aggregate exercise, exchange or conversion price set forth in such exercisable, exchangeable or convertible securities. The aggregate consideration received by the Corporation in connection with the issuance of shares of Common Stock or of options, warrants or other rights or securities exercisable for or exchangeable or convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate net offering price of all such securities plus the minimum aggregate amount, if any, payable upon the exercise of such options, warrants or other rights and conversion of any such exercisable, exchangeable or convertible securities into shares of Common Stock.

             (iii) In case the Corporation shall distribute to all holders of its Common Stock as a class any shares of capital stock of the Corporation (other than Common Stock) or evidences of its indebtedness or assets (other than a regular cash dividend that the Board of Directors determines, in good faith, can be maintained by the Corporation for at least four consecutive periods covering not less than one year and that the Board of Directors intends to maintain for at least four consecutive periods covering not less than one year, out of profits or surplus) or options, warrants or other rights to subscribe for or purchase any of its securities (excluding those referred to in subparagraph (ii)(a) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case, unless the Corporation elects to reserve shares or other units of such Securities for distribution to the holders of the Series E Preferred Stock upon the conversion of the shares of Series E Preferred Stock so that any such holder converting shares of Series E Preferred Stock will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities, converted his or her shares of Series E Preferred Stock into Common Stock (such election to be based upon a determination by the Board of Directors that such reservation will not materially adversely affect the interests of any holder of Series E Preferred Stock in any such reserved Securities), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the date of such distribution by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in paragraph (h) below, after the record date for the determination of stockholders entitled to receive such distribution.

             (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further that any adjustment shall be required and made in accordance with the provisions of this Section (7) (other than this subparagraph (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section (7) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/100 of a share (with .005 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of options, warrants or other rights to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

             (v) No adjustment in the Conversion Price shall be required in the event of any dividend, distribution or issuance to holders of shares of Common Stock pursuant to subparagraph (i), (ii) or (iii) above if holders of shares of Series E Preferred Stock have received the same dividend, distribution or issuance in accordance with Section (3) hereof.

          (e) In case the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which paragraph (d)(i) of this Section (7) applies) (each of the foregoing being referred to as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of Series E Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which one share of Series E Preferred Stock was convertible immediately prior to such Transaction. The Corporation shall use reasonable efforts to deliver notice of any Transaction to the holders of Series E Preferred Stock at least 20 days prior to the earlier of the consummation or the record date therefor; provided however, that any unintentional failure by the Corporation to deliver such required notice shall not impair or affect the validity or provisions of any such Transaction; and provided, further, that any failure by the Corporation to deliver such required notice shall toll the time period in which the holders of Series E Preferred Stock may convert their shares as aforementioned until such notice is delivered by the Corporation. The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e) and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series E Preferred Stock which will contain provisions enabling the holders of the Series E Preferred Stock which remains outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price immediately after such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f) If:

             (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than a regular cash dividend that the Board of Directors determines can be maintained by the Corporation for at least four consecutive periods covering at least one year and that the Board of Directors intends to maintain for at least four consecutive periods covering at least one year out of profits or surplus); or

             (ii) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any options, warrants or other rights; or

             (iii) there shall be any reclassification of the Common Stock (other than an event to which paragraph (d)(i) of this Section (7) applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation, then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of shares of the Series E Preferred Stock at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date specified in clauses (A) and (B) below, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or
     (B) the date on which such reclassification, consolidation, merger, sale or transfer is expected, that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale or transfer. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section (7).

          (g) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price, the calculation of such adjusted Conversion Price and the date on which such adjustment becomes effective and shall promptly mail such notice of such adjustment of the Conversion Price to the holder of each share of Series E Preferred Stock at his, her or its last address as shown on the stock records of the Corporation.

          (h) In any case in which paragraph (d) of this Section (7) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event
     (A) issuing to the holder of any share of Series E Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph (c) of this Section (7).

          (i) For purposes of this Section (7), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

          (j) If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section (7), only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

          (k) In case the Corporation shall take any action affecting the Common Stock other than action described in this Section (7), which in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series E Preferred Stock, the Conversion Price for the Series E Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

          (l) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Series E Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series E Preferred Stock not theretofore converted. For purposes of this paragraph (1), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series E Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

          (m) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock deliverable upon conversion of the Series E Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          (n) The Corporation shall use all reasonable efforts to list the shares of Common Stock required to be delivered upon conversion of the Series E Preferred Stock and all shares of Common Stock issued as dividends with respect to the Shares, prior to such issuance and delivery, on the Nasdaq Stock Market or such other exchange or interdealer quotation system on which the Common Stock is principally traded or authorized to be quoted.

          (o) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series E Preferred Stock or upon the payment of dividends with respect to the Shares, the Corporation shall use all reasonable efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority, and any such conversion or delivery shall be subject to any applicable requirements of law or regulation.

          (p) The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes or fees payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series E Preferred Stock or upon the payment of dividends with respect to the Shares pursuant hereto imposed by any Governmental Authority (including, without limitation, any fee in respect of an HSR Act filing); provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series E Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

     Section(8) Ranking. Any class or series of stock of the Corporation shall be deemed to rank:

          (i) prior to the Series E Preferred Stock, as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series E Preferred Stock;

          (ii) on a parity with the Series E Preferred Stock, (A) as to dividends, if such stock is Series F Preferred Stock or if the holders of such class of stock and the Series E Preferred Stock shall be entitled to the receipt of dividends in proportion to their respective amounts of declared and unpaid dividends per share, without preference or priority one over the other, or (B) as to distribution of assets upon liquidation, dissolution or winding up, whether or not the redemption or liquidation prices per share thereof be different from those of the Series E Preferred Stock, if such stock shall be Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series F Preferred Stock or if the holders of such class of stock and the Series E Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of liquidation prices, without preference or priority one over the other; and

          (iii) junior to the Series E Preferred Stock, (A) as to dividends payable pursuant to paragraph (a) of Section (3) hereof, if such stock is Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock, or as to all dividends, if holders of Series E Preferred Stock shall be entitled to the receipt of all dividends in preference or priority to the holders of shares of such stock, or (B) as to distribution of assets upon liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series E Preferred Stock shall be entitled to receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such stock.

     Section (9)  Voting.

     (a) Except as herein provided or as otherwise from time to time required by law, holders of Series E Preferred Stock shall have no voting rights.

     (b) So long as any shares of the Series E Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Series E Preferred Stock outstanding at the time given in person or by proxy, either in writing or at any special or annual meeting, shall be necessary to permit, effect or validate any one or more of the following:

          (i) the authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to (or convertible, exercisable or exchangeable into any class or series of stock ranking prior to) Series E Preferred Stock as to dividends or the distribution of assets upon liquidation, dissolution or winding up;

          (ii) the increase in the authorized or issued amount of Series E Preferred Stock; or

          (iii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation of the Corporation (including any of the provisions hereof) which would affect any right, preference or voting power of Series E Preferred Stock or of the holders thereof, provided, however, that any increase in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the Series E Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to affect such rights, preferences or voting powers.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series E Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption, scheduled to be consummated within 30 days after such time.

     Section (10) Record Holders. The Corporation and the Transfer Agent may deem and treat the record holder of any shares of Series E Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be made
under the seal of the Corporation and signed by [            ], its [       ],
and attested by [            ] its [       ], this [     ] day of [       ],
1998.

                                          POWERTEL, INC.

                                          By
                                          --------------------------------------

(Corporate Seal)

Attest:

By
-----------------------------------------------------

                                    ANNEX II

                              REGISTRATION RIGHTS

     (a) The Purchaser or any party to whom the rights granted pursuant to this Annex II are transferred pursuant to paragraph (i) of this Annex II shall have the right at any time following the second anniversary of the Closing to make three requests of the Seller in writing for registration under the Securities Act of shares of Common Stock into which Shares have been converted or are to be converted prior to the closing of the offering pursuant to such registration and/or shares of Common Stock that have been issued with respect to the Shares (the "Securities"): with respect to the first such request to register under the Securities Act at least $20 million in market value of Securities Beneficially Owned by the Purchaser (the shares subject to such request and any other request hereunder being referred to as the "Subject Stock"), and with each subsequent such request being at least 6 months following the completion of the prior offering pursuant to a registration statement with respect to the Subject Stock which was effective until the earlier of the completion of such offering or three months. The Seller shall use all reasonable efforts to cause the Subject Stock to be registered under the Securities Act as soon as reasonably practicable after receipt of a request so as to permit promptly the sale thereof, and in connection therewith, the Seller shall prepare and file, on such appropriate form as the Seller in its discretion shall determine, a registration statement under the Securities Act to effect such registration. The Seller shall use all reasonable efforts to list all Subject Stock covered by such registration statement on any national securities exchange on which the Common Stock is then listed or to list such Subject Stock on the National Association of Securities Dealers, Inc. Automated Quotation System or National Market System. The Purchaser hereby undertakes to provide all such information and materials and take all such action as may be required in order to permit the Seller to comply with all applicable requirements of the Commission and to obtain any desired acceleration of the effective date of such registration statement. Any registration statement filed at the Purchaser's request hereunder will not count as a requested registration unless effectiveness is maintained until the earlier of completion of the offering or three months. Notwithstanding the foregoing, the Seller (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration (provided that this provision shall not relieve the Seller of its obligation to obtain any required consents with respect to financial statements in prior periods) and (ii) shall be entitled to postpone for a reasonable period (not to exceed 90 days) of time the filing of any registration statement otherwise required to be prepared and filed by the Seller if the Seller is, at such time, either (A) conducting, or proposing to file with the Commission within 90 days a registration statement with respect to, an underwritten public offering for the account of the Seller of equity securities (or securities convertible into equity securities) or is subject to a contractual obligation not to engage in a public offering and is advised in writing by its managing underwriter or underwriters (with a copy to the Purchaser) that such offering would in its or their opinion be adversely affected by the registration so requested or (B) subject to an existing contractual obligation to its underwriters not to engage in a public offering. Notwithstanding any other provision of this Annex II, the Seller may postpone action under this Annex II for as long as it reasonably deems necessary (but no longer than 90 days) if the Seller determines, in its reasonable discretion, that effecting the registration at such time might (i) adversely affect a pending or contemplated financing, acquisition, disposition of assets or stock, merger or other significant transaction, or (ii) require the Seller to make public disclosure of information the public disclosure of which at such time the Seller in good faith believes could have a significant adverse effect upon the Seller.

     No securities may be registered on a registration statement requested by the Purchaser pursuant to the first paragraph of paragraph (a) of this Annex II without the Purchaser's express written consent, unless the amount of such securities is subject to reduction prior to any reduction in the number of securities originally requested by the Purchaser in the event the lead underwriter of the related offering believes that the success of such offering would be materially and adversely affected by inclusion of all the securities requested to be included therein.

     At any time after the Closing, if the Seller proposes to file a registration statement under the Securities Act with respect to an offering of its equity securities (i) for its own account (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the Commission) or (ii) for the account of any holders of its securities (including pursuant to a demand registration), then the Seller shall give written notice of such proposed filing to the Purchaser as soon as practicable (but in any event not less than 5 Business Days before the anticipated filing date), and such notice shall offer the Purchaser the opportunity to register such number of shares of Securities as the Purchaser requests. If the Purchaser wishes to register securities of the same class or series as the Seller or such holder, such registration shall be on the same terms and conditions as the registration of the Seller's or such holders' securities (a "Piggyback Registration"). Notwithstanding anything contained herein, if the lead underwriter of an offering involving a Piggyback Registration delivers a written opinion to the Seller that the success of such offering would be materially and adversely affected by inclusion of all the securities requested to be included, then the number of securities to be registered by the Purchaser shall be reduced prior to any reduction in the number of securities to be registered pursuant to clauses (i) and (ii) of the first sentence of this paragraph; provided, however, that the Seller must provide prompt written notice of such written opinion to the Purchaser. The Purchaser shall have the right at any time to convert its request for a Piggyback Registration into a requested registration pursuant to the first paragraph of paragraph (a) of this Annex II.

     (b) In connection with any offering of shares of Subject Stock registered pursuant to this Annex II, the Seller (i) shall furnish to the Purchaser such number of copies of any prospectus (including any preliminary prospectus) as it may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Seller shall be required under the provisions hereof to cause the registration statement to remain current and
(ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such "blue sky" or other state securities laws for offer and sale as the Purchaser shall reasonably request; provided, however, that the Seller shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. If applicable, the Seller and the Purchaser shall enter into an underwriting agreement with a managing underwriter or underwriters selected by the Purchaser (reasonably satisfactory to the Seller) containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that such underwriter or underwriters shall agree to use their best efforts to ensure that the offering results in a distribution of the Subject Stock sold in accordance with the terms of this Agreement. In connection with any offering of Subject Stock registered pursuant to this Annex II, the Seller shall (x) furnish to the underwriter, at the Seller's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as reasonably requested and (y) instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock. If Purchaser enters into an underwriting agreement with respect to the Subject Stock, Purchaser's representations, warranties and indemnities contained therein shall be made severally rather than jointly with the Company or any other selling stockholder and shall be limited to (i) Purchaser's ownership of the Subject Stock, (ii) Purchaser's authority to enter into the underwriting agreement and related matters, (iii) any information provided by Purchaser for inclusion in the registration statement, and (iv) such other matters as are at the time of such underwriting customarily included in underwriting agreements with the Managing Underwriter relating to sales of common stock by a selling stockholder where the failure by the Purchaser to make such representations, warranties or indemnities causes the Managing Underwriter to refuse to conduct or complete the offering. In the event an offering of Subject Stock fails to close due to the Purchaser's unwillingness, inability or other failure to comply with clause (iv) of the immediately preceding sentence, then Purchaser agrees that the Seller shall be deemed to have satisfied all of its obligations to conduct the related offering of such Subject Stock, shall be excused from any failure of any obligation of Seller with respect thereto and shall not be liable for the failure of such offering of such Subject Stock to close. Upon any registration becoming effective pursuant to this Annex II, the Seller shall use all reasonable efforts to keep such registration statement current for such period as shall be required for the disposition of all of said Subject Stock; provided, however, that such period need not exceed three months.

     (c) The Purchaser shall pay all underwriting discounts and commissions related to shares of Subject Stock being sold by the Purchaser and the fees and disbursements of counsel and other advisors to the Purchaser. All other fees and expenses in connection with the first requested registration pursuant to the first paragraph of paragraph (a) of this Annex II, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or "blue sky" laws, fees and disbursements of the Seller's counsel and accountants (including the expenses of "cold comfort" letters required by or incident to such performance and compliance) and any fees and disbursements of underwriters customarily paid by issuers in secondary offerings, shall be paid by the Seller, and all such other fees and expenses in connection with the second and third requested registrations pursuant to this Annex II shall be borne equally by the Purchaser and the Seller; provided, however, that in the event the Purchaser fails to convert Shares into Common Stock prior to any such offering, such that such offering is not able to be completed, the Purchaser shall pay all such other fees and expenses.

     (d) In the case of any offering registered pursuant to this Annex II, the Seller agrees to indemnify and hold the Purchaser, each underwriter of Securities under such registration and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act and the directors and officers of the Purchaser, harmless against any and all losses, claims, damages, liabilities or action to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Subject Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Seller shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Seller shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this paragraph (d) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of Subject Stock by the Purchaser if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, (x) made in reliance upon and in conformity with information furnished in writing to the Seller by the Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (y) made in any preliminary prospectus, and the prospectus contained in the registration statement in the form filed by the Seller with the Commission pursuant to Rule 424(b) under the Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him.

     (e) In the case of each offering registered pursuant to this Annex II, the Purchaser and each underwriter participating therein shall agree, in the same manner and to the same extent as set forth in paragraph (d) of this Annex II, severally to indemnify and hold harmless the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act, and the directors and officers of the Seller, and in the case of each such underwriter, the Purchaser, each person, if any, who controls the Purchaser within the meaning of the Securities Act and the directors, officers and partners of the Purchaser, with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Seller by the Purchaser or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

     (f) Each party indemnified under paragraph (d) or (e) of this Annex II shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph
(d) or (e) of this Annex II, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (d) or (e) of this Annex II for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the indemnified party, in its sole and absolute discretion, for the same counsel to represent both the indemnified party and the indemnifying party, then the indemnified party shall be entitled to retain its own counsel, in each jurisdiction for which the indemnified party determines counsel is required, at the expense of the indemnifying party. No such third party claim may be settled by the indemnifying party or the indemnified party without the prior written consent of the other, which consent shall not be unreasonably withheld.

     (g) If the indemnification provided for under paragraph (d) or (e) shall for any reason be held by a court to be unavailable to an indemnified party under paragraph (d) or (e) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph (d) or (e) hereof, the indemnified party and the indemnifying party under paragraph (d) or (e) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Seller and the prospective seller of Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller and such prospective seller from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     (h) Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable losses which may be recovered from an indemnifying party arising out of or resulting from the causes enumerated in paragraph (d) or (e) shall be an amount equal to the Purchase Price.

     (i) All, but not less than all, of the rights and obligations granted under this Annex II to cause the Seller to register Securities may be assigned, transferred or otherwise conveyed, in whole but not in part, by the Purchaser to
(i) any Affiliate of the Purchaser, or (ii) to any transferee other than an Affiliate of the Purchaser who acquires at least 500,000 shares of Securities, provided that in either circumstance the Purchaser gives the Seller written notice (at the time of, or within a reasonable time after, such transfer) stating the name and address of such Affiliate or other transferee, and such Affiliate or other transferee provides its agreement, in a form reasonably satisfactory to the Seller, to be bound by the provisions of this Annex II.

     (j) Capitalized terms not defined in this Annex II shall have the meanings set forth in the Agreement.

     (k) Any successor to Seller (whether by merger, consolidation, sale of assets, assignment or otherwise) shall expressly assume in writing the Seller's obligations hereunder.

     (l) Notwithstanding the foregoing, to the extent that the provisions of indemnification and contribution contained in an underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions set forth in the underwriting agreement shall control.

                                                                      APPENDIX B

--------------------------------------------------------------------------------

          ------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

          ------------------------------------------------------------

                                    BETWEEN

                                 POWERTEL, INC.

                                      AND

                               ITC WIRELESS, INC.

                           DATED AS OF JUNE 22, 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I--DEFINITIONS......................................    B-4
  SECTION 1.1   Certain Defined Terms.......................    B-4
ARTICLE II--PURCHASE AND SALE...............................    B-7
  SECTION 2.1   Purchase and Sale of the Shares.............    B-7
  SECTION 2.2   Purchase Price..............................    B-7
  SECTION 2.3   Closing.....................................    B-7
  SECTION 2.4   Closing Deliveries by the Seller............    B-7
  SECTION 2.5   Closing Deliveries by the Purchaser.........    B-7
ARTICLE III--REPRESENTATIONS AND WARRANTIES OF THE SELLER...    B-7
  SECTION 3.1   Organization, Authority and Qualification of
     the Seller.............................................    B-7
  SECTION 3.2   Capitalization of the Seller................    B-8
  SECTION 3.3   Subsidiaries................................    B-8
  SECTION 3.4   No Conflict.................................    B-8
  SECTION 3.5   Governmental Consents and Approvals.........    B-9
  SECTION 3.6   Seller SEC Reports; Financial Statements....    B-9
  SECTION 3.7   No Undisclosed Liabilities..................    B-9
  SECTION 3.8   Conduct in the Ordinary Course; Absence of
                Certain Changes, Events and Conditions......   B-10
  SECTION 3.9   Litigation..................................   B-10
  SECTION 3.10  Compliance with Laws........................   B-10
  SECTION 3.11  Full Disclosure.............................   B-10
  SECTION 3.12  Private Placement...........................   B-10
  SECTION 3.13  FCC Regulations.............................   B-10
  SECTION 3.14  Brokers.....................................   B-10
  SECTION 3.15  Delivery of Certain Documents...............   B-10
  SECTION 3.16  No Consideration for Consent................   B-11
  SECTION 3.17  Delivery of Business Plan...................   B-11
  SECTION 3.18  Licenses....................................   B-11
  SECTION 3.19  Other Licenses and Approvals................   B-11
  SECTION 3.20  Tax Matters.................................   B-11
  SECTION 3.21  FCC Change of Control.......................   B-12
ARTICLE IV--REPRESENTATIONS AND WARRANTIES OF THE
  PURCHASER.................................................   B-12
  SECTION 4.1   Organization and Authority of the
     Purchaser..............................................   B-12
  SECTION 4.2   No Conflict.................................   B-12
  SECTION 4.3   Governmental Consents and Approvals.........   B-12
  SECTION 4.4   Litigation..................................   B-12
  SECTION 4.5   Investment Purpose..........................   B-13
  SECTION 4.6   Accredited Investor.........................   B-13
  SECTION 4.7   Brokers.....................................   B-13
ARTICLE V--ADDITIONAL AGREEMENTS............................   B-13
  SECTION 5.1   Filing of Certificate of Designations.......   B-13
  SECTION 5.2   Treatment of Shares as Equity...............   B-13
  SECTION 5.3   Regulatory and Other Authorizations; Notices
     and Consents...........................................   B-13
  SECTION 5.4   Notice of Developments......................   B-13
  SECTION 5.5   Registration Rights.........................   B-14
  SECTION 5.6   Resale Restrictions.........................   B-14
  SECTION 5.7   Registration of Shares......................   B-14
  SECTION 5.8   Reservation of Common Stock.................   B-14
  SECTION 5.9   Delivery of Certain Documents...............   B-14
  SECTION 5.10  Certain Information.........................   B-14

  SECTION 5.11  Conduct of Business of the Seller...........   B-15
  SECTION 5.12  Use of Funds................................   B-15
  SECTION 5.13  Further Action..............................   B-15
ARTICLE VI--CONDITIONS TO CLOSING...........................   B-15
  SECTION 6.1   Conditions to Obligations of the Seller.....   B-15
  SECTION 6.2   Conditions to Obligations of the
     Purchaser..............................................   B-16
ARTICLE VII--INDEMNIFICATION................................   B-17
  SECTION 7.1   Survival of Representations and
     Warranties.............................................   B-17
  SECTION 7.2   Indemnification.............................   B-17
  SECTION 7.3   Limits on Indemnification...................   B-18
ARTICLE VIII--TERMINATION AND WAIVER........................   B-19
  SECTION 8.1   Termination.................................   B-19
  SECTION 8.2   Effect of Termination.......................   B-19
  SECTION 8.3   Waiver......................................   B-19
ARTICLE IX--GENERAL PROVISIONS..............................   B-19
  SECTION 9.1   Expenses....................................   B-19
  SECTION 9.2   Notices.....................................   B-20
  SECTION 9.3   Public Announcements........................   B-20
  SECTION 9.4   Headings....................................   B-21
  SECTION 9.5   Severability................................   B-21
  SECTION 9.6   Entire Agreement............................   B-21
  SECTION 9.7   Assignment..................................   B-21
  SECTION 9.8   No Third Party Beneficiaries................   B-21
  SECTION 9.9   Amendment...................................   B-21
  SECTION 9.10  Governing Law...............................   B-21
  SECTION 9.11  Counterparts................................   B-21
  SECTION 9.12  Specific Performance........................   B-21

EXHIBITS
  6.1(e) Form of Opinion of Purchaser's Legal Counsel
  6.2(e) Form of Opinion of Seller's Legal Counsel

ANNEXES
  Annex I...................................................    I-1
  Annex II..................................................   II-1

     This STOCK PURCHASE AGREEMENT, dated as of June 22, 1998, is entered into between POWERTEL, INC., a Delaware corporation (the "Seller"), and ITC WIRELESS, INC., a Delaware corporation (the "Purchaser").

                                  WITNESSETH:

     WHEREAS, the Seller wishes to issue and to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, 50,000 shares (the "Shares") of a new series of convertible preferred stock of the Seller designated Series F 6.5% Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the terms of the Preferred Stock are set forth in the form of Certificate of Designations attached as Annex I hereto (the "Certificate of Designations");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Seller hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Action" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

     "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     "Agreement" or "this Agreement" means this Stock Purchase Agreement, dated as of June 22, 1998, between the Seller and the Purchaser (including the Exhibits and Annexes hereto and the Disclosure Schedule) and all amendments hereto made in accordance with the provisions of Section 9.9.

     "Approvals" has the meaning specified in Section 3.5.

     "Assets" means the properties, assets (including, without limitation, Licenses) and contract rights used or intended to be used in the conduct of the Business or otherwise owned, leased or used by the Seller or any Subsidiary or, with respect to contract rights, to which the Seller or any Subsidiary is a party or is bound.

     "Beneficially Own" with respect to any securities means having beneficial ownership as determined pursuant to Rule 13d-3 under the Exchange Act, including having beneficial ownership pursuant to any agreement, arrangement or understanding, whether or not in writing.

     "Business" means the business of the Seller and the Subsidiaries as currently conducted and, as contemplated by the Seller on the date hereof and on the Closing Date, to be conducted.

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Certificate of Designations" has the meaning specified in the recitals to this Agreement.

     "Closing" has the meaning specified in Section 2.3.

     "Closing Date" has the meaning specified in Section 2.3.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $0.01 per share, of the Seller.

     "Communications Act" means the Federal Communications Act of 1934, as amended.

     "Control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

     "Disclosed by Seller" with respect to information concerning any event, fact or circumstance, includes information contained in the Seller's SEC Reports, annual and other reports furnished by Seller to its stockholders as a group, and press releases of the Seller disseminated to (i) the Dow Jones News Service or (ii) the National Association of Securities Dealers, Inc. Automated Quotation System or other national securities exchange ("Press Releases"), as well as information disclosed directly to the Purchaser by the Seller in this Agreement, the 1997 Financial Statements, the 1998 Financial Statements or in writing and attached hereto or delivered pursuant to Section 6.2. If the Purchaser has a representative on the Seller's Board of Directors, "Disclosed by Seller" shall also mean written information and materials which are or have been disclosed or distributed during the term of service of such representative to the Seller's Board of Directors or any committee thereof on which such representative serves or written evidence (such as minutes, resolutions and written consents) of the meetings of the Board of Directors or any committee thereof on which such representative serves which are distributed during the term of service of such representative.

     "Disclosure Schedule" means the Disclosure Schedule attached hereto, dated as of the date hereof, and forming a part of this Agreement.

     "Encumbrance" means any security interest, pledge, mortgage, lien, charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Executive Officer" has the meaning set forth in Rule 405 of Regulation C adopted by the Commission under the Securities Act without regard to whether any party to this Agreement is a registrant as used in Rule 405.

     "FCC" means the United States Federal Communications Commission.

     "FCC Licenses" means all licenses granted by the FCC to the Seller for and related to the provision of personal communications services and cellular services in connection with the Seller's Business.

     "Governmental Authority" means any United States federal, state or local or any foreign government, regulatory or administrative authority, or any governmental agency, department, board or commission, or any court, tribunal, or judicial, arbitral or investigative body or other governmental tribunal.

     "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Knowledge" of a party with respect to such party's representation or warranty concerning any event, fact or circumstance means the current actual knowledge of that party's Executive Officers of information which, after reasonable consideration by such Executive Officers, would be recognized by reasonable persons of similar experience in such positions as relevant to the representation or warranty qualified by the words "to the knowledge" of a party, "known to" a party or a similar phrase. Knowledge does not include information not within such current actual knowledge that might be revealed if the party's files were searched or if any other investigation were made.

     "Law" means any United States federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law, including, without limitation, any requirement or rule of law of the FCC.

     "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

     "Licenses" means all FCC Licenses and all other licenses, permits (including construction permits), consents, approvals and other authority issued by any Governmental Authority in connection with the legal and proper operation of the Seller's Business.

     "Loss" has the meaning specified in Section 7.2(a).

     "Material Adverse Effect" means any circumstance, change in or effect on the Business, the Seller or any Subsidiary that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business, the Seller or any Subsidiary: (a) is, or would reasonably be expected to be, materially adverse to the Business, operations, Assets or Liabilities, prospects, results of operations or financial condition of the Seller and the Subsidiaries, taken as a whole; or (b) would reasonably be expected to materially adversely affect the ability of the Seller and the Subsidiaries to operate or conduct the Business.

     "1997 Financial Statements" means the audited annual consolidated financial statements of the Company and the notes and schedules thereto for the year ended December 31, 1997.

     "1998 Financial Statements" has the meaning specified in Section 3.2(b).

     "Person" means any individual, partnership, limited liability company, firm, corporation, association, trust, joint venture, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

     "Preferred Stock" has the meaning specified in the recitals to this Agreement.

     "Purchase Price" has the meaning specified in Section 2.2.

     "Purchaser" has the meaning specified in the preamble to this Agreement.

     "Reference Balance Sheet Date" means March 31, 1998.

     "Related Agreements" has the meaning specified in Section 3.15.

     "Sale" means any sale, assignment, transfer, distribution or other disposition of shares of Common Stock or of a participation therein, whether voluntarily or by operation of law.

     "SEC Reports" has the meaning specified in Section 3.6(a).

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Seller" has the meaning specified in the preamble to this Agreement.

     "Series E Stock Purchase Agreement" means that certain Stock Purchase Agreement of even date herewith between the Seller and SCANA Communications, Inc., as purchaser thereunder, with respect to the sale and purchase of 50,000 shares of the Seller's Series E 6.5% Cumulative Convertible Preferred Stock.

     "Shares" has the meaning specified in the recitals to this Agreement.

     "Subsidiaries" means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by the Seller directly or indirectly through one or more intermediaries.

     "Tax" or "taxes" means any and all taxes, fees, levies, assessments, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation:

taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains, taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

     "Third Party Claims" has the meaning specified in Section 7.2(b).

     "U.S. GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

                                   ARTICLE II

                               PURCHASE AND SALE

     SECTION 2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares.

     SECTION 2.2 Purchase Price. The aggregate purchase price for the Shares shall be $75,000,000.00 (the "Purchase Price"), representing a purchase price of $1,500.00 per Share.

     SECTION 2.3 Closing. Upon the terms and subject to the conditions of this Agreement, the issuance, sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at 10:00 A.M. local time on a date and at a location mutually agreed to by the parties upon the satisfaction or waiver of all conditions to the obligations of the parties set forth in Article VI, or at such other place or at such other time or on such other date as the Seller and the Purchaser may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date").

     SECTION 2.4 Closing Deliveries by the Seller. At the Closing, the Seller shall deliver or cause to be delivered to the Purchaser a receipt for the Purchase Price, stock certificates evidencing the Shares duly registered in the name of the Purchaser, in a form reasonably satisfactory to the Purchaser, and the opinions, certificates and other documents required to be delivered pursuant to Section 6.2.

     SECTION 2.5 Closing Deliveries by the Purchaser. At the Closing, the Purchaser shall deliver to the Seller the Purchase Price in immediately available funds together with the opinions, certificates and other documents required to be delivered pursuant to Section 6.1.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     As an inducement to the Purchaser to enter into this Agreement, the Seller hereby represents and warrants to the Purchaser as follows:

     SECTION 3.1 Organization, Authority and Qualification of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder, to consummate the transactions contemplated hereby and to conduct its Business, except where the failure to be in good standing would not have a Material Adverse Effect. The Seller is duly licensed or qualified to do Business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its Business makes such licensing or qualification necessary, except as would not have a Material Adverse Effect. The execution and delivery of this Agreement by the Seller, the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Stock in accordance with the terms of this Agreement and the Certificate of Designations, have been duly authorized by all requisite action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller, and (assuming due authorization, execution and delivery by the Purchaser) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

     SECTION 3.2 Capitalization of the Seller. (a) The authorized capital stock of the Seller consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share. As of the date hereof, (i) 26,948,955 shares of Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable, and (ii) 300,000 shares of preferred stock (not including the Preferred Stock) are issued and outstanding, all of which are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of Common Stock or preferred stock was issued in violation of any preemptive rights. All issuances of such issued and outstanding shares when made were registered or exempt from registration under the Securities Act, except where the failure of such issuances to be registered or exempt from registration would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the SEC Reports and in Schedule
3.2 of the Disclosure Schedule, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character to which the Seller is a party relating to the issuance or sale of capital stock of the Seller or obligating the Seller to issue or sell any shares of capital stock of, or any other equity interest in, the Seller or its Subsidiaries. Except as disclosed in Schedule 3.2 of the Disclosure Schedule, there are no outstanding contractual obligations of the Seller to repurchase, redeem or otherwise acquire any shares of Common Stock or shares of capital stock of its Subsidiaries. Upon issuance of the Shares to the Purchaser at the Closing and payment therefor pursuant to this Agreement and the Certificate of Designations, the Shares will be validly issued, fully paid and nonassessable and free of preemptive rights. By the Closing Date, the shares of Common Stock issuable upon conversion of the Shares will be duly authorized and reserved for issuance upon such conversion and, upon issuance of such shares in accordance with the Certificate of Designations, will be validly issued, fully paid and nonassessable and free of preemptive rights. Upon consummation of the transactions contemplated by this Agreement, including the issuance of the Shares, registration of the Shares in the name of the Purchaser in the stock records of the Seller and delivery of the Shares, the Purchaser will own the Shares free and clear of all Encumbrances, other than Encumbrances resulting from any action, or failure to take action, by the Purchaser. All shares of Common Stock issued as dividends with respect to the Shares will be validly issued, fully paid and nonassessable and free of preemptive rights. Upon the due declaration and issuance of a dividend payable in Common Stock with respect to the Shares, the registration of such shares of Common Stock in the name of the Purchaser in the stock records of the Seller and delivery of such shares of Common Stock, the Purchaser will own all such shares of Common Stock free and clear of all Encumbrances, other than Encumbrances resulting from any action, or failure to take any action, by the Purchaser.

     (b) The outstanding indebtedness of Seller as of March 31, 1998 is accurately reflected (subject to normal and recurring adjustments and other revisions which were not and are not known or reasonably expected to be material in amount) in the Seller's balance sheet at March 31, 1998 contained in the Seller's unaudited quarterly consolidated financial statements and the notes and schedules thereto for the quarter ended March 31, 1998 (the "1998 Financial Statements").

     SECTION 3.3 Subsidiaries. Each Subsidiary: (i) is duly organized and validly existing under the laws of its jurisdiction of organization; (ii) has all necessary power and authority to own, operate or lease the properties and assets owned, operated or leased by such Subsidiary and to carry on its business as it has been and is currently conducted by such Subsidiary; and (iii) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable, except where the failure to be so duly licensed or qualified would not have a Material Adverse Effect. Each Subsidiary is wholly owned, directly or indirectly, by the Seller.

     SECTION 3.4  No Conflict.  Assuming that all Approvals described in Section
3.5 have been obtained, that approval of the Certificate of Designations and the issuance of the Shares has been obtained from the holders of the Seller's Series A, Series B, Series C and Series D Preferred Stock and that all filings and notifications listed in Schedule 3.5 of the Disclosure Schedule have been made, the execution, delivery and performance of this Agreement by the Seller, and the issuance of the Shares and the performance of the Seller's obligations in accordance with the Certificate of Designations, do not and will not: (i) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws (or similar organizational documents) of the Seller or any Subsidiary as in effect on the date hereof or on the Closing Date; (ii) conflict with or violate (or cause an event which could have a Material Adverse Effect as a result of) any Law or Governmental Order as in effect on the date hereof or on the Closing Date applicable to the Seller, any Subsidiary or any of their respective assets, properties or businesses; or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Shares or on any of the assets or properties of the Seller or any Subsidiary pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement as in effect on the date hereof or on the Closing Date to which the Seller or any Subsidiary is a party or by which any of the Shares or any of such assets or properties is bound or affected.

     SECTION 3.5 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Seller and the performance of the Seller's obligations in accordance with the Certificate of Designations do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority on the part of the Seller pursuant to Laws as they are in effect on the Closing Date (collectively, the "Approvals"), except: (i) as described in Schedule 3.5 of the Disclosure Schedule; (ii) pursuant to the notification requirements of the HSR Act; (iii) the filing with the Secretary of State of the State of Delaware of the Certificate of Designations contemplated by Section 5.1; and (iv) any filings required to effect any registration pursuant to Section 5.5. Subject to the exceptions set forth in clauses (i), (ii) and (iv) above, the Seller will obtain all such Approvals on or before the Closing Date.

     SECTION 3.6  Seller SEC Reports; Financial Statements.

     (a) The Seller has filed all forms, reports and documents required to be filed by it with the Commission, and has heretofore made available to the Purchaser, in the form filed with the Commission (excluding any exhibits thereto), (i) its Annual Report on Form 10-K for the fiscal years ended December 31, 1995, 1996 and 1997, (ii) its Quarterly Report on Form 10-Q for the period ended March 31, 1998 and (iii) all proxy statements relating to the Seller's meetings of stockholders (whether annual or special) held since December 31, 1995 (collectively, the "SEC Reports").

     (b) Except as set forth in Schedule 3.6 of the Disclosure Schedule, the SEC Reports and any other forms, reports and other documents filed by the Seller with the Commission as of the date of this Agreement (i) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (c) The financial statements (including, in each case, any notes thereto) contained in the SEC Reports were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each fairly presented the financial position, results of operations and cash flows of the Seller and its consolidated subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not known or reasonably expected, individually or in the aggregate, to be material in amount).

     (d) Since March 31, 1998 there has not been any change, occurrence or circumstance affecting the Business, results of operations or financial condition of the Seller or any Subsidiary that has had, individually or in the aggregate, a Material Adverse Effect, other than changes, occurrences and circumstances referred to in any subsequently filed SEC Reports or otherwise Disclosed by Seller.

     SECTION 3.7 No Undisclosed Liabilities. There are no Liabilities of the Seller or any Subsidiary, other than Liabilities (i) disclosed in Schedule 3.7 of the Disclosure Schedule, (ii) reflected in the SEC

Reports, the 1997 Financial Statements, the 1998 Financial Statements or otherwise Disclosed by Seller, (iii) not required to be reflected in a consolidated balance sheet of the Seller and its Subsidiaries or in the notes thereto prepared in accordance with U.S. GAAP or (iv) incurred since the Reference Balance Sheet Date in the ordinary course of business and which do not have a Material Adverse Effect.

     SECTION 3.8 Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the Reference Balance Sheet Date, except as Disclosed by Seller in any subsequently filed SEC Reports or Press Releases, as reflected in the 1997 Financial Statements, the 1998 Financial Statements or as contemplated by this Agreement, the Business of the Seller and the Subsidiaries has been conducted in the ordinary course, and the Seller has not suffered any Material Adverse Effect.

     SECTION 3.9 Litigation. Except as set forth in the SEC Reports, as reflected in the 1997 Financial Statements or the 1998 Financial Statements, as disclosed in Schedule 3.9 of the Disclosure Schedule or otherwise Disclosed by Seller, there are no Actions by or against the Seller or any Subsidiary (or by or against any Affiliate thereof and relating to the Business, the Seller or any Subsidiary), or affecting the Business or any of the Assets, pending before any Governmental Authority (or, to the knowledge of the Seller, threatened to be brought by or before any Governmental Authority) that has, has had or could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby. None of the Seller, the Subsidiaries nor any of the Assets is subject to any Governmental Order (nor, to the knowledge of the Seller, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has, has had or could have a Material Adverse Effect.

     SECTION 3.10 Compliance with Laws. The Seller and the Subsidiaries have each conducted and continue to conduct the Business in all material respects in accordance with all Laws and Governmental Orders applicable to the Seller or any Subsidiary or any of the Assets or the Business, and neither the Seller nor any Subsidiary is in material violation of any such Law or Governmental Order.

     SECTION 3.11 Full Disclosure. The Seller is not aware of any facts pertaining to the Seller, any Subsidiary or the Business which could reasonably be expected to have a Material Adverse Effect and which have not been disclosed in this Agreement, the Disclosure Schedule or the SEC Reports or otherwise Disclosed by Seller.

     SECTION 3.12 Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser contained in Sections 4.5 and 4.6, the offer and sale of the Shares to the Purchaser pursuant to this Agreement are, and the issuance of Common Stock (i) upon conversion of the Shares and (ii) as dividends with respect to the Shares will be, exempt from registration under the Securities Act as in effect on the Closing Date.

     SECTION 3.13 FCC Regulations. After giving effect to the issuance of the Shares to the Purchaser, the ownership of capital stock of the Seller by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country does not exceed the limitations set forth in the rules and regulations of the FCC.

     SECTION 3.14 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

     SECTION 3.15 Delivery of Certain Documents. The Seller has delivered (or will deliver pursuant to Section 5.9) to the Purchaser a true and complete copy of: (i) the 1997 Financial Statements, the 1998 Financial Statements and the Certificate of Designations; and (ii) all agreements set forth on Schedule 3.15 of the Disclosure Schedule (including all appendices, schedules, exhibits and other attachments thereto), including, without limitation, the Series E Stock Purchase Agreement (collectively, the "Related Agreements"). Assuming due execution and delivery thereof by all parties thereto, each of the Related Agreements to which the Seller is a party creates a legally binding obligation of each party thereto, enforceable against such parties in accordance with the respective terms and conditions thereof, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential transfers), and (ii) as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether such agreements are considered in a proceeding in equity or at law).

     SECTION 3.16 No Consideration for Consent. No Person has received or will receive any consideration of any kind for or in connection with the granting of any consent by such Person to the sale and issuance of the Preferred Stock or of the Seller's Series E 6.5% Cumulative Convertible Preferred Stock.

     SECTION 3.17 Delivery of Business Plan. The Seller has delivered (or will deliver pursuant to Section 5.9) to the Purchaser a true and complete copy of the Seller's business plan and such plan is, on and as of the date hereof, the current business plan of the Seller. The historical factual information contained in such business plan is correct in all material respects, does not, when read together with the SEC Reports, omit to state any material fact necessary to make the statements therein not misleading and fairly reflects the Seller's projections as of the date hereof.

     SECTION 3.18 Licenses. Except to the extent it would not have a Material Adverse Effect: (i) all FCC Licenses are in full force and effect and have been duly issued in the name of, or validly assigned to, the Seller or one of its Subsidiaries and no default or breach exists thereunder; (ii) no event has occurred with respect to the FCC Licenses that permits, or after giving notice, lapse of time or both would permit, revocation or termination of such FCC Licenses or would result in any material impairment of the rights of the holder thereof; and (iii) all FCC Licenses are in effect for the usual FCC License terms and are unimpaired by any condition or other restriction imposed by the FCC or other Governmental Authority (other than restrictions and conditions generally applicable to licenses of the same or similar type or class).

     Except to the extent it would not have a Material Adverse Effect: (i) all applications necessary for renewal or extension of the FCC Licenses have been timely filed in accordance with the requirements of the FCC or other Governmental Authority issuing such FCC Licenses; (ii) the Seller has not been informed that any of the FCC Licenses will not be renewed in the ordinary course; and (iii) no allegations, complaints, charges, investigations, renewal or revocation hearings, or other proceedings have been threatened or initiated in any forum, nor has any Governmental Authority (including, but not limited to, the FCC) proposed, announced, used, or adopted any amendment, modification, or change to any law or regulation, with respect to or impacting upon such FCC Licenses.

     Except to the extent that it would not have a Material Adverse Effect, each of the Seller and its Subsidiaries: (i) is in compliance with the provisions of the Communications Act as implemented, interpreted and applied by the FCC; (ii) is in compliance with FCC requirements immediately following the Closing; (iii) has duly and timely filed all reports and other filings which are required to be filed by it under the Communications Act or any other applicable law, rule or regulation of any Governmental Authority; and (iv) is in compliance with all such laws, rules and regulations, the noncompliance with which would have a Material Adverse Effect on the continuation of any License held by the Seller or any of its Subsidiaries. Except to the extent it would not have a Material Adverse Effect, all information provided by or on behalf of Seller or any Subsidiary in any filing with the FCC was, at the time of filing, true, complete and correct in all material respects when made, and the FCC has been notified of any substantial or significant changes in such information as may be required in accordance with applicable laws, rules and regulations.

     SECTION 3.19 Other Licenses and Approvals. Except to the extent it would not have a Material Adverse Effect, each of the Seller and its Subsidiaries has or has the right to use all Licenses and Approvals that are necessary for the Seller and its Subsidiaries to carry on the Business as currently conducted.

     SECTION 3.20 Tax Matters. Except to the extent it would not have a Material Adverse Effect: (i) each of Seller and its Subsidiaries has filed all federal, state, local and other tax returns which are required to be filed by it within the period required for such filings and any extensions granted therefor and within the period that the same may be filed without interest or penalties;
(ii) each such Person has paid, or made adequate provision for the payment of, all taxes (if any), including any interest and penalties thereon, which have or may become due and payable pursuant to any of the said returns or pursuant to any matters raised by audits or for other reasons known to it; and
(iii) each such Person has made adequate provision for all current taxes. Except as disclosed in Schedule 3.20 of the Disclosure Schedule, no audit by any Governmental Authority of the federal, state, local or other tax returns, forms or information statements of the Seller or any of its Subsidiaries with respect to such taxes is currently in progress or overtly threatened.

     SECTION 3.21 FCC Change of Control. Based upon the Seller's knowledge of the ownership of its stock as of the Closing Date, no assignment or transfer of control for purposes of the rules and regulations of the FCC will occur by reason of the sale of the Shares and the Series E 6.5% Cumulative Convertible Preferred Stock; provided, however, that no representation or warranty is made as to the effect of the issuance of dividends or other distributions with respect to the Shares.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     As an inducement to the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as follows:

     SECTION 4.1 Organization and Authority of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its obligations hereunder and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and (assuming due authorization, execution and delivery by the Seller) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

     SECTION 4.2 No Conflict. Except as disclosed by the Purchaser to the Seller in writing prior to Closing, assuming compliance with the notification requirements of the HSR Act and the making and obtaining of all filings, notifications, consents, approvals, authorizations and other actions referred to in Section 4.3, except as may result from any facts or circumstances relating solely to the Seller, the execution, delivery and performance of this Agreement by the Purchaser do not and will not as of the Closing Date: (i) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws of the Purchaser; (ii) conflict with or violate any Law or Governmental Order applicable to the Purchaser; or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent that has not been obtained under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Purchaser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Purchaser is a party or by which any of such assets or properties are bound or affected, which in any such case would have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

     SECTION 4.3 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Purchaser do not and will not require any Approvals on the part of the Purchaser except pursuant to the notification requirements of the HSR Act and the filing requirements of Sections 13 and 16(a) of the Exchange Act. The Purchaser shall obtain or comply with such Approval requirements in a timely manner.

     SECTION 4.4 Litigation. There are no Actions by or against the Purchaser, pending before any Governmental Authority (or, to the knowledge of the Purchaser, threatened to be brought by or before any Governmental Authority) that could reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby. The Purchaser is not subject to any Governmental Order (nor, to the knowledge of the Purchaser, are there any such Governmental Orders threatened to be imposed by any Governmental Authority), which could reasonably be expected to materially adversely affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 4.5 Investment Purpose. The Purchaser is acquiring the Shares and, if any of the Common Stock to be issued upon conversion of the Shares or as dividends with respect to the Shares is, when acquired, not subject to immediate resale under Rule 144 promulgated pursuant to the Securities Act or is not to be resold solely pursuant to a registration statement to be filed and declared effective pursuant to the Securities Act, the Purchaser will acquire such shares of Common Stock for the Purchaser's own account solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

     SECTION 4.6 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

     SECTION 4.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     SECTION 5.1 Filing of Certificate of Designations. The Seller covenants and agrees that at or prior to the Closing, the Seller will file the Certificate of Designations with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.

     SECTION 5.2 Treatment of Shares as Equity. The Seller covenants and agrees that it will treat the Shares as equity, and not as debt, for accounting and tax purposes and further covenants and agrees that it will not take any action or position that is inconsistent with such treatment.

     SECTION 5.3  Regulatory and Other Authorizations; Notices and Consents.

     (a) The Seller and the Purchaser shall use all reasonable efforts to obtain all Approvals of all Governmental Authorities that may be or become necessary for each of them to obtain for their execution and delivery of, and the performance of their respective obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing pursuant to the HSR Act, if required, with respect to the conversion of the Shares and any shares of Common Stock issued as dividends with respect thereto at such times as the Purchaser may request and to supply as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the HSR Act.

     (b) The Seller shall or shall cause the Subsidiaries to give promptly such notices to third parties and use its or their reasonable efforts to obtain such third party consents as are necessary in connection with the transactions contemplated by this Agreement.

     (c) The Purchaser shall cooperate and use all reasonable efforts to assist the Seller in giving such notices and obtaining such consents; provided, however, that the Purchaser shall have no obligation to give any guarantee or other consideration of any nature in connection with any such notice or consent or to consent to any change in the terms of any agreement or arrangement which the Purchaser in its sole and absolute discretion may deem adverse to the interests of the Purchaser.

     SECTION 5.4  Notice of Developments.

     (a) Prior to the Closing, the Seller shall promptly notify the Purchaser in writing of (i) all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Seller in this Agreement or which could reasonably be expected to have the effect of making any representation or warranty of the Seller in this Agreement untrue or incorrect and (ii) all other developments material to the Seller and the

Subsidiaries, taken as a whole, affecting the Assets, Liabilities, business, financial condition, operations, results of operations or prospects of the Seller, any Subsidiary or the Business.

     (b) Prior to the Closing, the Purchaser shall promptly notify the Seller in writing of all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Purchaser in this Agreement or which could reasonably be expected to have the effect of making any representation or warranty of the Purchaser in this Agreement untrue or incorrect.

     SECTION 5.5 Registration Rights. Effective at the Closing, the Purchaser and the Seller shall each have the rights and obligations set forth in Annex II, which is incorporated by reference herein.

     SECTION 5.6  Resale Restrictions.

     (a) The Purchaser acknowledges that the Shares, the shares of Common Stock into which the Shares are convertible and all shares of Common Stock that are to be issued as dividends with respect to the Shares have not been registered under the Securities Act or any state securities law, and the Purchaser hereby agrees not to offer, sell or otherwise transfer, pledge or hypothecate such shares unless and until registered under the Securities Act and any applicable state securities law or unless such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with the Securities Act and such laws.

     (b) During the period ending one year after the Closing Date, the Purchaser shall not, without the prior written consent of the Seller which shall not be unreasonably withheld, (i) offer, pledge, sell or otherwise transfer or dispose of, directly or indirectly, any Shares or any shares of Common Stock into which any of such Shares may be converted, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, any of the economic consequences of ownership of such Shares or any shares of Common Stock into which such Shares may be converted, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise, other than a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee; provided, however, that the Purchaser may at any time enter into any such transaction described in clause (i) or (ii) above with an Affiliate of the Purchaser without the prior written consent of the Seller.

     SECTION 5.7 Registration of Shares. The Seller shall, upon issuance of the Shares and prior to the delivery of stock certificates evidencing the Shares pursuant to Section 2.4, register the Shares in the name of the Purchaser in the stock records of the Seller.

     SECTION 5.8 Reservation of Common Stock. The Seller agrees that as of the Closing Date the Seller will reserve and will thereafter keep reserved for issuance out of the authorized but unissued shares of the Common Stock such number of shares of Common Stock into which the outstanding shares of the Preferred Stock are from time to time convertible.

     SECTION 5.9 Delivery of Certain Documents. The Seller shall deliver to the Purchaser true and correct copies of this Agreement and the Related Agreements, all exhibits, schedules, annexes and agreements related hereto as soon as practicable following the execution and delivery hereof by the parties hereto.

     SECTION 5.10 Certain Information. For a period commencing on the date of this Agreement and ending not earlier than two years from the date that the Preferred Stock first becomes convertible into Common Stock, for so long as the Seller is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Seller shall file all reports and other information required to be filed by Section 13 or 15(d) under the Exchange Act, as the case may be, as shall be necessary in order that the conditions to the availability of Rule 144 under the Securities Act, as such Rule may be amended, in connection with any Sale of shares of Common Stock by the Purchaser shall be met. For so long as the Seller is required to file reports and other information pursuant to Section 13 or 15(d) of the Exchange Act and this Section 5.10, unless the Purchaser no longer holds any Shares or shares of Common Stock issued upon conversion of the Shares, the Seller shall provide the Purchaser with a paper copy of each such report and other information within a reasonable period of time following the filing of such report or other information with the Commission.

     SECTION 5.11 Conduct of Business of the Seller. Prior to the Closing, the Seller agrees (except to the extent that the Purchaser shall otherwise consent in writing) as follows:

          (a) Dividends; Changes in Stock. The Seller shall not take or permit to be taken any action that would result in an adjustment to the Conversion Price (as defined in the Certificate of Designations) pursuant to Section
     (7)(d) of the Certificate of Designations if the Shares were issued and outstanding at the time of such action.

          (b) Certain Matters. The Seller shall not take or permit to be taken any action in respect of which holders of Shares would be entitled to vote pursuant to Section (9) of the Certificate of Designations if the Shares were outstanding at the time of such action.

     SECTION 5.12 Use of Funds. The Seller shall use the proceeds from the sale of the Preferred Stock and the Seller's Series E 6.5% Cumulative Convertible Preferred Stock by December 31, 1999 solely for the buildout of existing personal communications services (PCS) markets for which Licenses have been issued to Powertel or its Subsidiaries.

     SECTION 5.13 Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE VI

                             CONDITIONS TO CLOSING

     SECTION 6.1 Conditions to Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by the Seller, at its sole discretion), at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Purchaser contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 6.1(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by the Purchaser at or before the Closing shall have been complied with in all material respects, and the Seller shall have received a certificate from the Purchaser to such effect signed by a duly authorized officer thereof;

          (b) No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against either the Seller or the Purchaser seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of the Seller, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 6.1(b) shall not apply if the Seller has directly or indirectly solicited or encouraged any such Action;

          (c) Resolutions of the Purchaser. The Seller shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Purchaser, of the resolutions duly and validly adopted by the Board of Directors of the Purchaser evidencing its authorization, if required by law, of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

          (d) Incumbency Certificate of the Purchaser. The Seller shall have received a certificate of the Secretary or an Assistant Secretary of the Purchaser certifying the names and signatures of the officers of the Purchaser authorized to sign this Agreement and the other documents to be delivered hereunder;

          (e) Legal Opinion. The Seller shall have received from counsel to the Purchaser a legal opinion, addressed to the Seller and dated the Closing Date, the form and substance of which shall be substantially as set forth in Exhibit 6.1(e) attached hereto;

          (f) Consents and Approvals. The Seller shall have received (or received evidence of), each in form and substance reasonably satisfactory to the Seller, all Approvals and all third party consents necessary or desirable for the consummation of the transactions contemplated by this Agreement; and

          (g) Closing of Series E Transaction. Closing of the transaction contemplated by the Series E Stock Purchase Agreement shall have occurred or shall occur simultaneously with the Closing.

     SECTION 6.2 Conditions to Obligations of the Purchaser. The obligations of the Purchaser shall be subject to the satisfaction (or waiver by the Purchaser, at its sole discretion), at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Seller contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 6.2(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by the Seller at or before the Closing shall have been complied with in all material respects, and the Purchaser shall have received a certificate of the Seller to such effect signed by a duly authorized officer thereof;

          (b) No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against either the Seller or the Purchaser, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of the Purchaser, is likely to render it impossible or unlawful to consummate such transactions or which could have a Material Adverse Effect; provided, however, that the provisions of this Section 6.2(b) shall not apply if the Purchaser has directly or indirectly solicited or encouraged any such Action;

          (c) Resolutions of the Seller. The Purchaser shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Seller, of the resolutions duly and validly adopted by the Board of Directors of the Seller and, to the extent that such authorization is necessary, the stockholders of the Seller evidencing their authorization of the execution and delivery of this Agreement, the issuance and terms of the Shares including, without limitation, the convertibility thereof into shares of Common Stock, and the consummation of the transactions contemplated hereby;

          (d) Incumbency Certificate of the Seller. The Purchaser shall have received a certificate of the Secretary or an Assistant Secretary of the Seller certifying the names and signatures of the officers of the Seller authorized to sign this Agreement and the other documents to be delivered hereunder;

          (e) Legal Opinion. The Purchaser shall have received from Nelson Mullins Riley & Scarborough, L.L.P., counsel to the Seller, a legal opinion, addressed to the Purchaser and dated the Closing Date, the form and substance of which shall be substantially as set forth in Exhibit 6.2(e) attached hereto;

          (f) Consents and Approvals. The Purchaser shall have received (or received evidence of), each in form and substance reasonably satisfactory to the Purchaser, all Approvals and all third party consents necessary or desirable for the consummation of the transactions contemplated by this Agreement which the Seller has the obligation to obtain;

          (g) Financing. The Purchaser shall have obtained a commitment from a lender acceptable to the Purchaser to enable the Purchaser to borrow such funds as are necessary to pay the Purchase Price in cash on the Closing Date, and such commitment shall be in effect and all conditions thereto satisfied on the Closing Date;

          (h) Organizational Documents. The Purchaser shall have received a copy of the certificate of incorporation and by-laws of the Seller, certified by the Secretary or an Assistant Secretary of the Seller, and a true and correct copy of the Certificate of Designations and evidence of the filing thereof;

          (i) Good Standing. The Purchaser shall have received a good standing certificate for the Seller from the Secretary of State of the State of Delaware, dated as of a date not earlier than five Business Days prior to the Closing Date and accompanied by a bring-down certificate signed by the Secretary or an Assistant Secretary of the Seller dated within one day prior to the Closing Date;

          (j) No Material Adverse Effect. No event or events shall have occurred which, individually or in the aggregate, have, or could have, a Material Adverse Effect; and

          (k) Closing of Series E Transaction. Closing of the transaction contemplated by the Series E Stock Purchase Agreement shall have occurred or shall occur simultaneously with the Closing.

                                  ARTICLE VII

                                INDEMNIFICATION

     SECTION 7.1  Survival of Representations and Warranties.

     (a) The representations and warranties of the Seller to the Purchaser contained in this Agreement shall survive the Closing until the later of the second anniversary of the Closing Date or the conversion of all Shares into Common Stock. Neither the period of survival nor the liability of the Seller with respect to the Seller's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Purchaser. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the Purchaser to the Seller, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

     (b) The representations and warranties of the Purchaser to the Seller contained in this Agreement shall survive the Closing until the later of the second anniversary of the Closing Date or the conversion of all Shares into Common Stock. Neither the period of survival nor the liability of the Purchaser with respect to the Purchaser's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Seller. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the Seller to the Purchaser, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

     SECTION 7.2  Indemnification.

     (a)(i) The Purchaser, its successors and assigns, and the stockholders, officers, directors, employees, Affiliates and agents of the Purchaser and its successors and assigns shall be indemnified and held harmless by the Seller for any and all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by them (including, without limitation, any Action brought or otherwise initiated by any of them) (hereinafter a "Loss"), arising out of or resulting from:

          (A) the breach of any representation or warranty made by the Seller contained in this Agreement; or

          (B) the breach of any covenant or agreement by the Seller contained in this Agreement.

     (ii) The Seller, its successors and assigns, and the stockholders, officers, directors, employees, Affiliates and agents of the Seller and its successors and assigns shall be indemnified and held harmless by the Purchaser for any and all Losses actually suffered or incurred by them, arising out of or resulting from:

          (A) the breach of any representation or warranty made by the Purchaser in this Agreement; or

          (B) the breach of any covenant or agreement by the Purchaser contained in this Agreement.

To the extent that the Seller's or the Purchaser's undertakings set forth in this Section 7.2 may be unenforceable, the Seller or the Purchaser, as the case may be, shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by the Purchaser or the Seller, as the case may be.

     (b) An indemnified party shall give the party from which indemnification is sought notice of any matter which an indemnified party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release the indemnifying party from any of its obligations under this Article VII except to the extent the indemnifying party is materially prejudiced by such failure and shall not relieve the indemnifying party from any other obligation or Liability that it may have to any indemnified party otherwise than under this
Article VII. The obligations and Liabilities of an indemnifying party under this
Article VII with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VII ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: If an indemnified party shall receive notice of any Third Party Claim, the indemnified party shall give the indemnifying party notice of such Third Party Claim within 30 days of the receipt by the indemnified party of such notice; provided, however, that the failure to provide such notice shall not release the indemnifying party from any of its obligations under this
Article VII except to the extent the indemnifying party is materially prejudiced by such failure and shall not relieve the indemnifying party from any other obligation or Liability that it may have to any indemnified party otherwise than under this Article VII. If the indemnifying party acknowledges in writing its obligation to indemnify the indemnified party hereunder against any Losses that may result from such Third Party Claim, then the indemnifying party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the indemnified party within five days of the receipt of such notice from the indemnified party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the indemnified party, in its sole and absolute discretion, for the same counsel to represent both the indemnified party and the indemnifying party, then the indemnified party shall be entitled to retain its own counsel, in each jurisdiction for which the indemnified party determines counsel is required, at the expense of the indemnifying party. In the event the indemnifying party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the indemnified party shall cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party's expense, all witnesses, pertinent records, materials and information in the indemnified party's possession or under the indemnified party's control relating thereto as is reasonably required by the indemnifying party. Similarly, in the event the indemnified party is, directly or indirectly, conducting the defense against any such Third Party Claim, the indemnifying party shall cooperate with the indemnified party in such defense and make available to the indemnified party, at the indemnifying party's expense, all such witnesses, pertinent records, materials and information in the indemnifying party's possession or under the indemnifying party's control relating thereto as is reasonably required by the indemnified party. No such Third Party Claim may be settled by the indemnifying party or the indemnified party without the prior written consent of the other.

     SECTION 7.3 Limits on Indemnification. Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable Losses which may be recovered from an indemnifying party arising out of or resulting from the causes enumerated in Section 7.2 shall be an amount equal to the Purchase Price. The provisions of this Article VII shall survive the Closing and any termination of this Agreement.

                                  ARTICLE VIII

                             TERMINATION AND WAIVER

     SECTION 8.1  Termination.  This Agreement may be terminated as follows:

          (a) by the Purchaser if, between the date hereof and the time scheduled for the Closing: (i) an event or condition occurs that has resulted in a Material Adverse Effect; (ii) any representation or warranty of the Seller contained in this Agreement shall not have been true and correct in all material respects when made or as of the Closing Date; (iii) the Seller shall not have complied in all material respects with any covenant or agreement to be complied with by it and contained in this Agreement; or (iv) the Seller or any Subsidiary makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Seller or any Subsidiary seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

          (b) by the Seller if, between the date hereof and the time scheduled for the Closing: (i) any representation or warranty of the Purchaser contained in this Agreement shall not have been true and correct in all material respects when made; (ii) the Purchaser shall not have complied in all material respects with any covenant or agreement to be complied with by it and contained in this Agreement; or (iii) the Purchaser makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Purchaser seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

          (c) by either the Seller or the Purchaser if the Closing shall not have occurred on or prior to June 30, 1998; or

          (d) by either the Purchaser or the Seller in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; or

          (e) by the mutual written consent of the Seller and the Purchaser.

     SECTION 8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement occurring prior to termination.

     SECTION 8.3 Waiver. Either party to this Agreement may: (i) extend the time for the performance of any of the obligations or other acts of the other party; (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto; or (iii) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.1 Expenses. If the Closing occurs, upon presentation to the Seller of reasonably detailed invoices, the Seller shall reimburse the Purchaser for (i) up to $100,000 in costs and expenses, including, without limitation, fees and disbursements of counsel, actually incurred by the Purchaser in connection with this Agreement and the transactions contemplated hereby (but excluding all amounts subject to reimbursement pursuant to clause (ii) of this Section 9.1), and (ii) up to $100,000 in costs and expenses actually required to be paid by the Purchaser to a lender to reimburse such lender for reasonable out-of-pocket costs and expenses actually incurred by such lender (including, without limitation, the reasonable fees and expenses for counsel to such lender) in connection with a loan of all or substantially all of the Purchase Price to the Purchaser on or prior to the date of this Agreement. Except as otherwise specified in this Agreement (including in the preceding sentence of this Section 9.1), all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

     SECTION 9.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.2):

        (a)  if to the Seller:

            Powertel, Inc.
            1233 O.G. Skinner Drive
            West Point, Georgia 31833
            Telecopy: (706) 645-9523
            Attention: Jill F. Dorsey, Esq.
            with a copy (which shall not constitute notice) to:

            Nelson Mullins Riley & Scarborough, L.L.P.
            999 Peachtree Street
            Suite 1400
            Atlanta, Georgia 30309
            Telecopy: (404) 817-6050
            Attention: James Walker IV, Esq.

        (b)  if to the Purchaser:

            ITC Wireless, Inc.
            1239 O.G. Skinner Drive
            West Point, Georgia 31833
            Telecopy: (706) 643-5067
            Attention: Campbell B. Lanier, III

            with a copy (which shall not constitute notice) to:

            ITC Wireless, Inc.
            4717 Dolphin Lane
            Alexandria, Virginia 22309
            Telecopy: (703) 619-9720
            Attention: Kimberley E. Thompson

     SECTION 9.3 Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such press release or public announcement; provided, however, that with respect to any disclosure required by law or by a listing agreement with the National Association of Securities Dealers, Inc. Automated Quotation System National Market System or any national securities exchange to which the Purchaser or the Seller is a party, the party required to make such disclosure shall use its best efforts to consult with the other party as to the timing and contents of such disclosure and to obtain such consent prior to the time such disclosure is required to be made.

     SECTION 9.4 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     SECTION 9.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Seller and the Purchaser with respect to the subject matter hereof.

     SECTION 9.7 Assignment. This Agreement may not be assigned by operation of Law or otherwise without the express written consent of the Seller and the Purchaser (which consent may be granted or withheld in the sole discretion of the Seller or the Purchaser); provided, however, that the Purchaser may, without the consent of the Seller, assign this Agreement to an entity that is an Affiliate of the Purchaser, but no such assignment shall relieve the Purchaser of any of its obligations under this Agreement; and provided further, however, that the rights granted pursuant to Annex II may be transferred in accordance with Annex II.

     SECTION 9.8  No Third Party Beneficiaries.  Except for the provisions of
Article VII relating to indemnified parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.9 Amendment. This Agreement may not be amended or modified, except: (i) by an instrument in writing signed by, or on behalf of, the Seller and the Purchaser; or (ii) by a waiver in accordance with Section 8.3.

     SECTION 9.10 Governing Law. This Agreement shall be governed by the laws of the State of New York without reference to the principles or rules governing conflicts of laws.

     SECTION 9.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 9.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the term hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          POWERTEL, INC.

                                          By:      /s/ ALLEN E. SMITH
                                            ------------------------------------
                                            Name: Allen E. Smith
                                            Title: President and Chief Executive
                                              Officer

                                          ITC WIRELESS, INC.

                                          By:   /s/ KIMBERLEY E. THOMPSON
                                            ------------------------------------
                                            Name: Kimberley E. Thompson
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

                                    ANNEX I

CERTIFICATE OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE PARTICIPATING OR OTHER RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF

              SERIES F 6.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                               ($0.01 Par Value)

                                       OF

                                 POWERTEL, INC.
                 ---------------------------------------------

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware
                 ---------------------------------------------

     POWERTEL, INC., a Delaware corporation (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, which authorizes the issuance of up to 1,000,000 shares of preferred stock, by consent of the Board of Directors dated June 15, 1998:

     RESOLVED, that the issue of a series of preferred stock, $0.01 par value, of the Corporation is hereby authorized and the designations, powers, preferences and relative, participating or other rights, and qualifications, limitations or restrictions thereof, in addition to those set forth in the Certificate of Incorporation of the Corporation, are hereby fixed as follows:

     Section (1) Number of Shares and Designation. 50,000 shares of the preferred stock, $0.01 par value, of the Corporation are hereby constituted as a series of the preferred stock designated as Series F 6.5% Cumulative Convertible Preferred Stock (the "Series F Preferred Stock"). Without the consent of the then current holders of shares of Series F Preferred Stock as provided for herein, the number of shares of Series F Preferred Stock may not be increased and may not be decreased below the number of then currently outstanding shares of Series F Preferred Stock.

     Section (2) Definitions. For purposes of the Series F Preferred Stock, the following terms shall have the meanings indicated:

          "Base Shares" shall have the meaning set forth in paragraph (a) of Section (3).

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series F Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Common Stock" shall mean the Common Stock of the Corporation, par value $0.01 per share.

          "Conversion Price" shall mean the conversion price per share of Common Stock into which the Series F Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section (7). The initial Conversion Price shall be $22.01 (equivalent to the rate of approximately
     68.15 shares of Common Stock for each share of Series F Preferred Stock).

          "Current Market Price" shall mean, as of a particular date, the average of the closing high bid and low asked prices per share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or such other exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted.

          "Dividend Junior Stock" shall have the meaning set forth in paragraph
     (d) of Section (3).

          "Dividend Parity Stock" shall have the meaning set forth in paragraph
     (c) of Section (3).

          "Dividend Payment Date" shall have the meaning set forth in paragraph
     (a) of Section (3).

          "Dividend Period" shall have the meaning set forth in paragraph (a) of Section (3).

          "Dividend Value" shall have the meaning set forth in paragraph (a) of Section (3).

          "Excess Dividend Amount" shall have the meaning set forth in paragraph
     (e) of Section 3.

          "Initial Convertibility Date" shall mean the fifth anniversary of the Issue Date.

          "Initial Market Price" shall mean $17.75 per share, and shall be proportionately adjusted for any: (i) dividend or distribution made on the Common Stock in shares of Common Stock; (ii) subdivision of the Common Stock into a greater number of shares; (iii) combination of the Common Stock into a smaller number of shares; or (iv) issuance of shares of capital stock by reclassification of the Common Stock.

          "Issue Date" shall mean the first date on which shares of Series F Preferred Stock are issued.

          "Liquidation Preference" shall have the meaning set forth in paragraph
     (a) of Section (4).

          "Mandatory Redemption Date" shall have the meaning set forth in paragraph (b) of Section (5).

          "Mandatory Redemption Price" shall have the meaning set forth in paragraph (b) of Section (5).

          "Minimum Price" shall have the meaning set forth in paragraph (d)(ii) of Section (7).

          "Nasdaq Stock Market" shall mean the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System.

          "Optional Redemption Date" shall have the meaning set forth in paragraph (a) of Section (5).

          "Optional Redemption Price" shall have the meaning set forth in paragraph (a) of Section (5).

          "Person" shall mean any individual, firm, partnership, joint venture, corporation, limited liability company, association or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section (5).

          "Redemption Notice" shall have the meaning set forth in paragraph (c) of Section (5).

          "Redemption Price" shall have the meaning set forth in paragraph (c) of Section (5).

          "Securities" shall have the meaning set forth in paragraph (d)(iii) of Section (7).

          "Series A Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series A Convertible Preferred Stock.

          "Series B Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series B Convertible Preferred Stock.

          "Series C Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series C Convertible Preferred Stock.

          "Series D Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series D Convertible Preferred Stock.

          "Series E Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series E 6.5% Cumulative Convertible Preferred Stock.

          "Series E Certificate of Designations" shall mean the Certificate of the Designations, Powers, Preferences and Relative Participating or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of Series E 6.5% Cumulative Convertible Preferred Stock ($0.01 Par Value) of Powertel,

     Inc., as filed with the Secretary of State of the State of Delaware, as such may be amended from time to time.

          "Specified Indentures" shall mean the following: (i) the Indenture dated June 10, 1997 governing the 11 1/8% Senior Notes Due 2007 of the Corporation; (ii) the Indenture dated April 19, 1996 governing the 12% Senior Discount Notes Due May 2006 of the Corporation; and (iii) the Indenture dated February 7, 1996 governing the 12% Senior Discount Notes Due February 2006 of the Corporation.

          "Subsidiaries" shall mean any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by the Corporation directly or indirectly through one or more intermediaries.

          "Trading Day" means a day on which the Nasdaq Stock Market, or such other exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted, is open for the transaction of business.

          "Transaction" shall have the meaning set forth in paragraph (e) of Section (7).

          "Transfer Agent" means such agent or agents of the Corporation as may be designated by the Board of Directors as the transfer agent for the Series F Preferred Stock.

     Section (3)  Dividends.

     (a) Holders of the outstanding shares of Series F Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends on each share of the Series F Preferred Stock, calculated and payable quarterly (each such quarterly period being hereinafter called a "Dividend Period"), at a rate per annum equal to 6.5% of the Liquidation Preference of such share; provided, however, that without first obtaining stockholder approval pursuant to the rules of the Nasdaq Stock Market, or, in lieu thereof, if allowed by the Nasdaq Stock Market, otherwise delivering notice to stockholders, the aggregate number of shares of Common Stock that are issued as dividends pursuant to this Section (3) at a price below the Initial Market Price shall not exceed 20% of the number of shares of Common Stock that are issued and outstanding as of the Issue Date (the "Base Shares"). If the aggregate number of shares of Common Stock that have been issued as dividends on the Series F Preferred Stock pursuant to this Section (3) at a price below the Initial Market Price exceeds at any time 5% of the Base Shares, the Corporation agrees, for the benefit of the holders of the Series F Preferred Stock, to seek (if not previously obtained) approval at the next annual meeting of the Corporation's stockholders of the issuance of any future dividends payable in Common Stock pursuant to this paragraph (a) of this Section (3) which may exceed 20% of the Base Shares.

     All dividends on shares of the Series F Preferred Stock, to the extent accrued, shall be cumulative, whether or not earned or declared, on a daily basis from the last date through which dividends have been paid or, if no dividends have been paid, from the date upon which each such share of Series F Preferred Stock was initially issued, and shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each a "Dividend Payment Date"), commencing on September 15, 1998, to holders of record on the Business Day immediately preceding the relevant Dividend Payment Date. Such dividends shall accrue whether or not they have been declared and whether or not there are net profits, surplus or other funds of the Corporation legally available for the payment of dividends.

     Dividends on the Series F Preferred Stock shall be, at the option of the Corporation, payable (i) in cash or (ii) through the issuance of a number of fully paid and nonassessable shares (rounded up or down to the nearest whole number) of Common Stock equal to the amount of the dividend owed divided by the Dividend Value of the Common Stock; provided, however, that the Corporation shall not pay any dividends on the Series F Preferred Stock in cash prior to the date that all obligations under each of the Specified Indentures shall have been satisfied in full unless all restrictions set forth in the Specified Indentures with respect to the payment of such cash dividends have been waived or otherwise satisfied in accordance with the terms of such Specified Indentures; and provided further, however, that dividends with respect to a Dividend Payment Date that are not paid in cash within 90 days of such Dividend Payment Date shall thereafter be payable solely in shares of Common Stock on the basis of the Dividend Value with respect to such Dividend Payment Date, as set forth in this Section (3), and shall no longer be payable in cash.

     The "Dividend Value" of the Common Stock with respect to a Dividend Payment Date means the product of (x) 95% and (y) the average of the last sales price for the Common Stock as reported by the Nasdaq Stock Market, or the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five Trading Days immediately preceding such Dividend Payment Date.

     (b) All dividends paid with respect to shares of the Series F Preferred Stock pursuant to paragraph (a) of this Section (3) shall be paid pro rata to the holders entitled thereto.

     (c) No dividend whatsoever shall be declared or paid upon, or any funds or shares of Common Stock set apart for the payment of dividends upon, any outstanding share of the Series F Preferred Stock with respect to any Dividend Period unless all dividends for all preceding Dividend Periods have been declared and paid (or declared and a sufficient sum or number of shares of Common Stock set apart for the payment of such dividend) upon all outstanding shares of Series F Preferred Stock. No dividend will be declared or paid upon any stock that ranks on a parity with the Series F Preferred Stock with respect to dividends (the "Dividend Parity Stock"), and no shares of Dividend Parity Stock shall be redeemed, purchased or otherwise acquired by the Corporation for consideration through a sinking fund or otherwise, unless (A) all accrued and unpaid dividends have been paid on the Series F Preferred Stock for all prior Dividend Periods and (B) sufficient funds or shares of Common Stock have been paid or set apart for the payment of the dividend for the Dividend Period for which a dividend is next payable on the Series F Preferred Stock. Notwithstanding the provisions of this paragraph (c), if accrued dividends on the Series F Preferred Stock for all prior Dividend Periods have not been paid in full and sufficient funds or shares of Common Stock have not been paid or set apart for the payment of the dividend for the Dividend Period for which a dividend is next payable on the Series F Preferred Stock, the Corporation may declare a dividend on the Series F Preferred Stock and any Dividend Parity Stock for any Dividend Period if such dividend will be declared ratably in proportion to accrued and unpaid dividends on the Series F Preferred Stock and such Dividend Parity Stock.

     (d) The Corporation will not (i) declare, pay or set apart funds or shares of Common Stock for the payment of any dividend or other distribution with respect to any stock that ranks junior to the Series F Preferred Stock with respect to dividends ("Dividend Junior Stock") or (ii) redeem, purchase or otherwise acquire for consideration any Dividend Junior Stock through a sinking fund or otherwise, unless (A) all accrued and unpaid dividends with respect to the Series F Preferred Stock at the time of such event have been paid or funds or shares of Common Stock have been set apart for payment of such dividends and
(B) sufficient funds or shares of Common Stock have been paid or set apart for the payment of the dividend for the Dividend Period for which a dividend is next payable on the Series F Preferred Stock. Notwithstanding anything in this Certificate of Designations to the contrary, the Corporation may repurchase, redeem or otherwise acquire Dividend Junior Stock in exchange for Dividend Junior Stock and Dividend Parity Stock in exchange for Dividend Parity Stock or Dividend Junior Stock.

     (e) So long as any shares of the Series F Preferred Stock are outstanding, if dividends in excess of the quarterly dividend amount set forth in paragraph
(a) of Section (3) (such excess being the "Excess Dividend Amount") shall be declared or paid or set apart for payment in any Dividend Period on any Dividend Junior Stock or Dividend Parity Stock, dividends equal to the Excess Dividend Amount shall be contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Stock with such payment with respect to each share of Series F Preferred Stock being equal to the distributions that would be made in respect of the aggregate of: (i) the number of shares of Common Stock into which such share of Series F Preferred Stock is then convertible; and (ii) the number of shares of Common Stock that the Corporation would be required to issue as of such date in payment of all dividends that, pursuant to paragraph (a) of Section
(3), have accrued but remain unpaid as of such date.

     (f) Dividends on the Series F Preferred Stock on account of arrears for any past Dividend Period and dividends on the Series F Preferred Stock in connection with any optional redemption may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on the Business Day immediately prior to the payment thereof, as may be fixed by the Board of Directors.

     (g) Dividends payable on the Series F Preferred Stock for any period other than a Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If a Dividend Payment Date is not a Business Day, payment of dividends shall be made on the next succeeding Business Day and dividends accruing for the intervening period shall be paid on the next succeeding Dividend Payment Date.

     Section (4)  Liquidation Preference.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Common Stock or any other series or class or classes of stock of the Corporation ranking junior to the Series F Preferred Stock upon liquidation, dissolution or winding up, the holders of the shares of Series F Preferred Stock shall be entitled to receive $1,500.00 per share (the "Liquidation Preference"); thereafter, such holders shall be entitled, with respect to their Series F Preferred Stock and all dividends accrued and unpaid thereon to the date of final distribution to such holders, to share on an as if converted to Common Stock basis with the holders of the shares of Common Stock as provided in paragraph (b) of this Section (4). If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any other shares of stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series F Preferred Stock, shall be insufficient to pay in full the liquidation preferences of all of such series and liquidating payments in respect thereof, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any such other stock ratably in accordance with the respective amounts which would be payable with respect to the liquidation preferences of such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any such other stock if all liquidation preferences payable thereon were paid in full. For the purposes of this Section (4), (i) a consolidation or merger of the Corporation with one or more entities, (ii) a sale or transfer of all or substantially all of the Corporation's assets or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary; provided, however, that any subsequent distribution, liquidation, dissolution or winding up of the Corporation shall remain subject to this Section (4).

     (b) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to Series F Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series F Preferred Stock, as provided in paragraph (a)of this Section (4), holders of shares of Series F Preferred Stock shall be entitled to share ratably with holders of shares of Common Stock and any other class or series entitled to participate with the Common Stock in the event of liquidation, dissolution or winding up, in any and all assets remaining to be paid or distributed, such that distributions shall be made in respect of each share of Series F Preferred Stock in an amount equal to the distributions made in respect of the aggregate of: (i) the number of shares of Common Stock into which such share of Series F Preferred Stock is then convertible; and (ii) the number of shares of Common Stock that the Corporation would be required to issue as of such date in payment of all dividends that, pursuant to paragraph (a) of Section (3), have accrued but remain unpaid as of such date.

     Section(5)  Redemption.

     (a) Series F Preferred Stock may not be redeemed by the Corporation prior to the Initial Convertibility Date. After the Initial Convertibility Date and subject to the restrictions set forth in Section (3) hereof, the Corporation, at its option, may redeem the shares of Series F Preferred Stock, in whole or in part, at any time or from time to time upon such date or dates as may be fixed by the Corporation for redemption (each an "Optional Redemption Date"), for an aggregate redemption price in cash equal to the Liquidation Preference per share plus an amount per share equal to the value on a day selected by the Board of Directors of the Corporation that is within five days of the Optional Redemption Date of all accrued and unpaid dividends, if any, to the applicable Optional Redemption Date (the "Optional Redemption Price"), out of funds legally available therefor, subject to the notice provisions and provisions for partial redemption described below;

provided, however, that in connection with any redemption effected pursuant to this paragraph (a) of Section (5), the Corporation must redeem the shares of Series A Preferred Stock, the shares of Series B Preferred Stock, the shares of Series C Preferred Stock, the shares of Series D Preferred Stock, the Shares of Series E Preferred Stock and the shares of Series F Preferred Stock then eligible for redemption pro rata in proportion to their respective liquidation preferences.

     (b) Each share of Series F Preferred Stock (if not earlier redeemed or converted) shall be subject to mandatory redemption in whole (to the extent of lawfully available funds therefor) on June 1, 2010 (the "Mandatory Redemption Date") at a redemption price in cash equal to the Liquidation Preference per share plus the value on a day selected by the Board of Directors of the Corporation that is within five days of the Mandatory Redemption Date of an amount per share equal to all accrued and unpaid dividends thereon, if any, to the Mandatory Redemption Date (the "Mandatory Redemption Price"). The Corporation shall take all actions required or permitted by the Delaware General Corporation Law to permit the redemption described in this paragraph (b) of Section (5).

     (c) In the event of a redemption pursuant to paragraph (a) or (b) of this Section (5), the Corporation shall give notice of such redemption (a "Redemption Notice") by first class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Optional Redemption Date or the Mandatory Redemption Date, as the case may be (each a "Redemption Date"), to each holder of record of the shares of Series F Preferred Stock to be redeemed, at such holder's address as the same appears on the stock records of the Corporation, which Redemption Notice shall be unconditional and irrevocable. Each such Redemption Notice shall state: (1) the Redemption Date; (2) the number of shares of each series to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the Optional Redemption Price or the Mandatory Redemption Price, as the case may be (each a "Redemption Price"); (4) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; (5) the then current Conversion Price; and (6) that no default of the Corporation is then existing under any material loan document, indenture or other borrowing, which default has a material adverse effect on the Corporation. The Redemption Notice having been mailed as aforesaid, from and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the prompt payment of the applicable Redemption Price), (i) the shares of the Series F Preferred Stock so called for redemption and not converted prior to 5:00 p.m. New York time on the Redemption Date shall no longer be deemed to be outstanding, and (ii) all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price without interest thereon after the Redemption Date) shall cease. If the Corporation fails to provide money for the payment of the Redemption Price within 30 days after the Redemption Date, the Redemption Price shall accrue interest at the rate of 15% per annum until paid.

     Upon surrender in accordance with a Redemption Notice of the certificates for the shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the Redemption Notice shall so state), such shares shall be redeemed by the Corporation at the applicable Redemption Price. If fewer than all the outstanding shares of Series F Preferred Stock are to be redeemed, the shares of Series F Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be possible) by the Corporation from outstanding shares of Series F Preferred Stock held by each holder thereof and not previously called for redemption. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     Section(6) Shares to be Retired. All shares of Series F Preferred Stock purchased or redeemed by the Corporation or converted shall be retired and canceled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series.

     Section(7) Conversion. Holders of shares of Series F Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock as follows:

          (a) Subject to and upon compliance with the provisions of this Section
     (7), a holder of shares of Series F Preferred Stock shall have the right, at his, her or its option, at any time on or after the Initial Convertibility Date, to convert such shares, in whole or in part, into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the aggregate Liquidation Preference of such shares by the Conversion Price and by surrender of such shares so to be converted by the holder thereof, such surrender to be made in the manner provided in paragraph (b) of this Section (7); provided, however, that the right to convert shares called for redemption pursuant to Section (5) shall terminate at 5:00 p.m. New York time on the Redemption Date for such redemption, unless the Corporation shall default in making prompt payment of the amount payable upon such redemption. Any share of Series F Preferred Stock may be converted, at the request of its holder, in part into Common Stock. If a part of a share of Series F Preferred Stock is converted, then the Corporation will convert such share into the requested shares of Common Stock (subject to paragraph (c) of this Section (7)) and issue a fractional share of Series F Preferred Stock evidencing the remaining interest of such holder. The Corporation shall issue, pay and deliver all accrued and unpaid dividends with respect to the shares of Series F Preferred Stock so converted in accordance with paragraph (b) of this Section (7).

          (b) In order to exercise the conversion right, the holder of each share of Series F Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent or, if no Transfer Agent has been appointed by the Corporation, at the principal office of the Corporation, accompanied by written notice to the Corporation that the holder thereof elects to convert its shares of Series F Preferred Stock or a specified portion thereof. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series F Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

          Holders of shares of Series F Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares (except that holders of shares called for redemption on a Redemption Date between such record date and the Dividend Payment Date shall not be entitled to receive such dividend on such Dividend Payment
     Date) on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date.

          As promptly as practicable after the surrender of certificates for shares of Series F Preferred Stock as aforesaid, the Corporation shall issue, pay and deliver at such office to such holder, or on his, her or its written order, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section (7), (ii) if less than the full number of shares of Series F Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificates less the number of shares being converted, (iii) all accrued and unpaid dividends with respect to the shares of Series F Preferred Stock so converted and (iv) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Section (7).

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series F Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Series F Preferred Stock shall upon delivery be duly and validly issued and fully paid and nonassessable.

          (c) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series F Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Series F Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to such fraction of a share multiplied by the Current Market Price of one share of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series F Preferred Stock so surrendered.

          (d) The Conversion Price shall be adjusted from time to time as follows:

             (i) In case the Corporation shall after the Issue Date (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock without making a corresponding dividend or distribution with respect to its Series F Preferred Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any share of Series F Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or capital stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series F Preferred Stock been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in paragraph (h) below) and shall become effective immediately after the close of business on the record date in the case of a subdivision, combination or reclassification.

             (ii) In case the Corporation shall issue after the Issue Date (a) options, warrants or other rights to all holders of Common Stock entitling them (for a period expiring within 180 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the lower of the Initial Market Price or the Conversion Price (the "Minimum Price") at the record date for the determination of stockholders entitled to receive such options, warrants or other rights or (b) shares of Common Stock (excluding shares of Common Stock issued or issuable as dividends with respect to the Series F Preferred Stock pursuant to paragraph (a) of Section (3) hereof and Common Stock issued or issuable as dividends with respect to the Series E Preferred Stock pursuant to paragraph (a) of Section (3) of the Series E Certificate of Designations) or securities exercisable for (including options, warrants or other rights other than those referred to in clause
        (a) above and subparagraph (iii) below) or exchangeable or convertible into shares of Common Stock) at a price per share (or having an exercise, exchange or conversion price per share) less than the then current Minimum Price (other than securities issued in a transaction in which a pro rata share of such securities have been reserved by the Corporation for distribution to the holders of Series F Preferred Stock upon conversion), then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the date of issuance of such options, warrants, other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock) by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the date of issuance of such options, warrants or other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock) (without giving effect to any such issuance) and (B), in the case of (a) above, the number of shares which the aggregate proceeds from the exercise of such options, warrants or other rights for Common Stock or, in the case of (b) above, the number of shares which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock) so issued would purchase at the Minimum Price in effect immediately prior to the date of issuance, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the date of issuance of such options, warrants or other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into Common Stock) (without giving effect to any such issuance) and (B), in the case of clause (a) above, the number of additional shares of Common Stock offered for subscription or purchase or, in the case of clause (b) above, the number of shares of Common Stock so issued or into which the exercisable, exchangeable or convertible securities may be exercised, exchanged or converted. Such adjustment shall be made successively whenever any such options, warrants or other rights or shares of Common Stock (or securities exercisable for or exchangeable or convertible into Common Stock) are issued, and shall become effective immediately after such record date or, in the case of the issuance of Common Stock, after the date of issuance thereof (or in the case of securities exercisable for or exchangeable or convertible into shares of Common Stock, the date on which holders may first exercise, exchange or convert the same in accordance with the respective terms thereof). In determining whether any options, warrants or other rights entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than the Minimum Price in effect immediately prior to the date of such issuance, and in determining the aggregate offering price of shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock), there shall be taken into account any net consideration received or receivable by the Corporation upon issuance and upon exercise of such options, warrants or other rights or upon issuance of shares of Common Stock (or securities exercisable for or exchangeable or convertible into shares of Common Stock), the value of such consideration, if other than cash, to be determined by the Board of Directors in good faith or, if higher, the aggregate exercise, exchange or conversion price set forth in such exercisable, exchangeable or convertible securities. The aggregate consideration received by the Corporation in connection with the issuance of shares of Common Stock or of options, warrants or other rights or securities exercisable for or exchangeable or convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate net offering price of all such securities plus the minimum aggregate amount, if any, payable upon the exercise of such options, warrants or other rights and conversion of any such exercisable, exchangeable or convertible securities into shares of Common Stock.

             (iii) In case the Corporation shall distribute to all holders of its Common Stock as a class any shares of capital stock of the Corporation (other than Common Stock) or evidences of its indebtedness or assets (other than a regular cash dividend that the Board of Directors determines, in good faith, can be maintained by the Corporation for at least four consecutive periods covering not less than one year and that the Board of Directors intends to maintain for at least four consecutive periods covering not less than one year, out of profits or surplus) or options, warrants or other rights to subscribe for or purchase any of its securities (excluding those referred to in subparagraph (ii)(a) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case, unless the Corporation elects to reserve shares or other units of such Securities for distribution to the holders of the Series F Preferred Stock upon the conversion of the shares of Series F Preferred Stock so that any such holder converting shares of Series F Preferred Stock will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities, converted his or her shares of Series F Preferred Stock into Common Stock (such election to be based upon a determination by the Board of Directors that such reservation will not materially adversely affect the interests of any holder of Series F Preferred Stock in any such reserved Securities), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the date of such distribution by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in paragraph (h) below, after the record date for the determination of stockholders entitled to receive such distribution.

             (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further that any adjustment shall be required and made in accordance with the provisions of this Section (7) (other than this subparagraph (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section (7) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/100 of a share (with .005 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of options, warrants or other rights to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

             (v) No adjustment in the Conversion Price shall be required in the event of any dividend, distribution or issuance to holders of shares of Common Stock pursuant to subparagraph (i), (ii) or (iii) above if holders of shares of Series F Preferred Stock have received the same dividend, distribution or issuance in accordance with Section (3) hereof.

          (e) In case the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which paragraph (d)(i) of this Section (7) applies) (each of the foregoing being referred to as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of Series F Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which one share of Series F Preferred Stock was convertible immediately prior to such Transaction. The Corporation shall use reasonable efforts to deliver notice of any Transaction to the holders of Series F Preferred Stock at least 20 days prior to the earlier of the consummation or the record date therefor; provided however, that any unintentional failure by the Corporation to deliver such required notice shall not impair or affect the validity or provisions of any such Transaction; and provided, further, that any failure by the Corporation to deliver such required notice shall toll the time period in which the holders of Series F Preferred Stock may convert their shares as aforementioned until such notice is delivered by the Corporation. The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e) and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series F Preferred Stock which will contain provisions enabling the holders of the Series F Preferred Stock which remains outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price immediately after such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f) If:

             (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than a regular cash dividend that the Board of Directors determines can be maintained by the Corporation for at least four consecutive periods covering at least one year and that the Board of Directors intends to maintain for at least four consecutive periods covering at least one year out of profits or surplus); or

             (ii) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any options, warrants or other rights; or

             (iii) there shall be any reclassification of the Common Stock (other than an event to which paragraph (d)(i) of this Section (7) applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation, then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of shares of the Series F Preferred Stock at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date specified in clauses (A) and (B) below, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or
     (B) the date on which such reclassification, consolidation, merger, sale or transfer is expected, that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale or transfer. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section (7).

          (g) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price, the calculation of such adjusted Conversion Price and the date on which such adjustment becomes effective and shall promptly mail such notice of such adjustment of the Conversion Price to the holder of each share of Series F Preferred Stock at his, her or its last address as shown on the stock records of the Corporation.

          (h) In any case in which paragraph (d) of this Section (7) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event
     (A) issuing to the holder of any share of Series F Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph (c) of this Section (7).

          (i) For purposes of this Section (7), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

          (j) If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section (7), only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

          (k) In case the Corporation shall take any action affecting the Common Stock other than action described in this Section (7), which in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series F Preferred Stock, the Conversion Price for the Series F Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

          (l) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Series F Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series F Preferred Stock not theretofore converted. For purposes of this paragraph (1), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series F Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

          (m) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock deliverable upon conversion of the Series F Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          (n) The Corporation shall use all reasonable efforts to list the shares of Common Stock required to be delivered upon conversion of the Series F Preferred Stock and all shares of Common Stock issued as dividends with respect to the Shares, prior to such issuance and delivery, on the Nasdaq Stock Market or such other exchange or interdealer quotation system on which the Common Stock is principally traded or authorized to be quoted.

          (o) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series F Preferred Stock or upon the payment of dividends with respect to the Shares, the Corporation shall use all reasonable efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority, and any such conversion or delivery shall be subject to any applicable requirements of law or regulation.

          (p) The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes or fees payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series F Preferred Stock or upon the payment of dividends with respect to the Shares pursuant hereto imposed by any Governmental Authority (including, without limitation, any fee in respect of an HSR Act filing); provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series F Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

     Section (8) Ranking. Any class or series of stock of the Corporation shall be deemed to rank:

          (i) prior to the Series F Preferred Stock, as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series F Preferred Stock;

          (ii) on a parity with the Series F Preferred Stock, (A) as to dividends, if such stock is Series E Preferred Stock or if the holders of such class of stock and the Series F Preferred Stock shall be entitled to the receipt of dividends in proportion to their respective amounts of declared and unpaid dividends per share, without preference or priority one over the other, or (B) as to distribution of assets upon liquidation, dissolution or winding up, whether or not the redemption or liquidation prices per share thereof be different from those of the Series F Preferred Stock, if such stock shall be Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock or if the holders of such class of stock and the Series F Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of liquidation prices, without preference or priority one over the other; and

          (iii) junior to the Series F Preferred Stock, (A) as to dividends payable pursuant to paragraph (a) of Section (3) hereof, if such stock is Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock, or as to all dividends, if holders of Series F Preferred Stock shall be entitled to the receipt of all dividends in preference or priority to the holders of shares of such stock, or (B) as to distribution of assets upon liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series F Preferred Stock shall be entitled to receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such stock.

     Section (9)  Voting.

     (a) Except as herein provided or as otherwise from time to time required by law, holders of Series F Preferred Stock shall have no voting rights.

     (b) So long as any shares of the Series F Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Series F Preferred Stock outstanding at the time given in person or by proxy, either in writing or at any special or annual meeting, shall be necessary to permit, effect or validate any one or more of the following:

          (i) the authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to (or convertible, exercisable or exchangeable into any class or series of stock ranking prior to) Series F Preferred Stock as to dividends or the distribution of assets upon liquidation, dissolution or winding up;

          (ii) the increase in the authorized or issued amount of Series F Preferred Stock; or

          (iii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation of the Corporation (including any of the provisions hereof) which would affect any right, preference or voting power of Series F Preferred Stock or of the holders thereof, provided, however, that any increase in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the Series F Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to affect such rights, preferences or voting powers.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series F Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption, scheduled to be consummated within 30 days after such time.

     Section (10) Record Holders. The Corporation and the Transfer Agent may deem and treat the record holder of any shares of Series F Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be made under the seal of the Corporation and signed by [ ], its [ ], and attested by [ ] its [ ], this [ ] day of [ ], 1998.

                                          POWERTEL, INC.

                                          By
                                          --------------------------------------

     (Corporate Seal)

     Attest:

     By
     -------------------------------------------------------

                                    ANNEX II

                              REGISTRATION RIGHTS

     (a) The Purchaser or any party to whom the rights granted pursuant to this Annex II are transferred pursuant to paragraph (i) of this Annex II shall have the right at any time following the second anniversary of the Closing to make an aggregate of three requests of the Seller in writing for registration under the Securities Act of shares of Common Stock into which Shares have been converted or are to be converted prior to the closing of the offering pursuant to such registration and/or shares of Common Stock that have been issued with respect to the Shares (the "Securities"). Any party who loans the Purchase Price (the "Loan") to the Purchaser in connection with the purchase of the Shares (the "Lender"), and any transferee of the rights of the Lender set forth in this Annex II pursuant to paragraph (i) of this Annex II (a "Lender Transferee"), shall have the right beginning as of the Closing Date to make in writing that number of registration requests of Seller determined by subtracting the number of registration requests that have previously been made pursuant to this Section
(a) from three, for registration under the Securities Act with respect to shares of Common Stock pledged by the Purchaser as of the Closing Date (the "Pledged Common Stock") to the Lender as security for the Loan, to the extent that (x) the Lender or a Lender Transferee acquires the Pledged Common Stock pursuant to the exercise of remedies in connection with the Loan, or is otherwise entitled to and desires to sell such Pledged Common Stock pursuant to the exercise of such remedies, and (y) at the time the Pledged Common Stock is acquired or is entitled and desired to be sold by the Lender or a Lender Transferee pursuant to the exercise of such remedies, such Pledged Common Stock may not be resold without restriction pursuant to the Securities Act (including pursuant to Rule 144(k) thereunder), and in such case, the term "Securities" as used in this Annex II shall be deemed to include the Pledged Common Stock. With respect to the first such request to register under the Securities Act, at least $20 million in market value of Securities Beneficially Owned by the Purchaser shall be registered (the shares subject to such request and any other request hereunder being referred to as the "Subject Stock"), and each subsequent such request must be at least 6 months following the completion of the prior offering pursuant to a registration statement with respect to the Subject Stock which was effective until the earlier of the completion of such offering or three months; provided, however, that the Purchaser shall not be entitled to exercise, and the Seller shall be obligated not to recognize the exercise of, the third of such requests unless and until (i) the Purchaser has repaid all loans of funds used by the Purchaser to acquire the Shares and provides written evidence to the Seller from the Purchaser's lender(s) of such repayment or (ii) the Purchaser provides written evidence to the Seller of the consent of the Purchaser's lender(s) to the exercise of the Purchaser's third registration request. The Seller shall use all reasonable efforts to cause the Subject Stock to be registered under the Securities Act as soon as reasonably practicable after receipt of a request so as to permit promptly the sale thereof, and in connection therewith, the Seller shall prepare and file, on such appropriate form as the Seller in its discretion shall determine, a registration statement under the Securities Act to effect such registration. The Seller shall use all reasonable efforts to list all Subject Stock covered by such registration statement on any national securities exchange on which the Common Stock is then listed or to list such Subject Stock on the National Association of Securities Dealers, Inc. Automated Quotation System or National Market System. The Purchaser hereby undertakes to provide all such information and materials and take all such action as may be required in order to permit the Seller to comply with all applicable requirements of the Commission and to obtain any desired acceleration of the effective date of such registration statement. Any registration statement filed at the Purchaser's request hereunder will not count as a requested registration unless effectiveness is maintained until the earlier of completion of the offering or three months. Notwithstanding the foregoing, the Seller (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration (provided that this provision shall not relieve the Seller of its obligation to obtain any required consents with respect to financial statements in prior periods) and (ii) shall be entitled to postpone for a reasonable period (not to exceed 90 days) of time the filing of any registration statement otherwise required to be prepared and filed by the Seller if the Seller is, at such time, either (A) conducting, or proposing to file with the Commission within 90 days a registration statement with respect to, an underwritten public offering for the account of the Seller of equity securities (or securities convertible into equity securities) or is subject to a contractual obligation not to engage in a public offering and is advised in writing by its managing underwriter or underwriters (with a copy to the Purchaser) that such offering would in its or their opinion be adversely affected by the registration so requested or (B) subject to an existing contractual obligation to its underwriters not to engage in a public offering. Notwithstanding any other provision of this Annex II, the Seller may postpone action under this Annex II for as long as it reasonably deems necessary (but no longer than 90 days) if the Seller determines, in its reasonable discretion, that effecting the registration at such time might (i) adversely affect a pending or contemplated financing, acquisition, disposition of assets or stock, merger or other significant transaction, or (ii) require the Seller to make public disclosure of information the public disclosure of which at such time the Seller in good faith believes could have a significant adverse effect upon the Seller.

     No securities may be registered on a registration statement requested by the Purchaser pursuant to the first paragraph of paragraph (a) of this Annex II without the Purchaser's express written consent, unless the amount of such securities is subject to reduction prior to any reduction in the number of securities originally requested by the Purchaser in the event the lead underwriter of the related offering believes that the success of such offering would be materially and adversely affected by inclusion of all the securities requested to be included therein.

     At any time after the Closing, if the Seller proposes to file a registration statement under the Securities Act with respect to an offering of its equity securities (i) for its own account (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the Commission) or (ii) for the account of any holders of its securities (including pursuant to a demand registration), then the Seller shall give written notice of such proposed filing to the Purchaser as soon as practicable (but in any event not less than 5 Business Days before the anticipated filing date), and such notice shall offer the Purchaser the opportunity to register such number of shares of Securities as the Purchaser requests. If the Purchaser wishes to register securities of the same class or series as the Seller or such holder, such registration shall be on the same terms and conditions as the registration of the Seller's or such holders' securities (a "Piggyback Registration"). Notwithstanding anything contained herein, if the lead underwriter of an offering involving a Piggyback Registration delivers a written opinion to the Seller that the success of such offering would be materially and adversely affected by inclusion of all the securities requested to be included, then the number of securities to be registered by the Purchaser shall be reduced prior to any reduction in the number of securities to be registered pursuant to clauses
(i) and (ii) of the first sentence of this paragraph; provided, however, that the Seller must provide prompt written notice of such written opinion to the Purchaser. The Purchaser shall have the right at any time to convert its request for a Piggyback Registration into a requested registration pursuant to the first paragraph of paragraph (a) of this Annex II.

     (b) In connection with any offering of shares of Subject Stock registered pursuant to this Annex II, the Seller (i) shall furnish to the Purchaser such number of copies of any prospectus (including any preliminary prospectus) as it may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Seller shall be required under the provisions hereof to cause the registration statement to remain current and
(ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such "blue sky" or other state securities laws for offer and sale as the Purchaser shall reasonably request; provided, however, that the Seller shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. If applicable, the Seller and the Purchaser shall enter into an underwriting agreement with a managing underwriter or underwriters selected by the Purchaser (reasonably satisfactory to the Seller) containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that such underwriter or underwriters shall agree to use their best efforts to ensure that the offering results in a distribution of the Subject Stock sold in accordance with the terms of this Agreement. In connection with any offering of Subject Stock registered pursuant to this Annex II, the Seller shall (x) furnish to the underwriter, at the Seller's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as reasonably requested and (y) instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock. If Purchaser enters into an underwriting agreement with respect to the Subject Stock, Purchaser's representations, warranties and indemnities contained therein shall be made severally rather than jointly with the Company or any other selling stockholder and shall be limited to (i) Purchaser's ownership of the Subject Stock, (ii) Purchaser's authority to enter into the underwriting agreement and related matters, (iii) any information provided by Purchaser for inclusion in the registration statement, and (iv) such other matters as are at the time of such underwriting customarily included in underwriting agreements with the Managing Underwriter relating to sales of common stock by a selling stockholder where the failure by the Purchaser to make such representations, warranties or indemnities causes the Managing Underwriter to refuse to conduct or complete the offering. In the event an offering of Subject Stock fails to close due to the Purchaser's unwillingness, inability or other failure to comply with clause (iv) of the immediately preceding sentence, then Purchaser agrees that the Seller shall be deemed to have satisfied all of its obligations to conduct the related offering of such Subject Stock, shall be excused from any failure of any obligation of Seller with respect thereto and shall not be liable for the failure of such offering of such Subject Stock to close. Upon any registration becoming effective pursuant to this Annex II, the Seller shall use all reasonable efforts to keep such registration statement current for such period as shall be required for the disposition of all of said Subject Stock; provided, however, that such period need not exceed three months.

     (c) The Purchaser shall pay all underwriting discounts and commissions related to shares of Subject Stock being sold by the Purchaser and the fees and disbursements of counsel and other advisors to the Purchaser. All other fees and expenses in connection with the first requested registration pursuant to the first paragraph of paragraph (a) of this Annex II, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or "blue sky" laws, fees and disbursements of the Seller's counsel and accountants (including the expenses of "cold comfort" letters required by or incident to such performance and compliance) and any fees and disbursements of underwriters customarily paid by issuers in secondary offerings, shall be paid by the Seller, and all such other fees and expenses in connection with the second and third requested registrations pursuant to this Annex II shall be borne equally by the Purchaser and the Seller; provided, however, that in the event the Purchaser fails to convert Shares into Common Stock prior to any such offering, such that such offering is not able to be completed, the Purchaser shall pay all such other fees and expenses.

     (d) In the case of any offering registered pursuant to this Annex II, the Seller agrees to indemnify and hold the Purchaser, each underwriter of Securities under such registration and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act and the directors and officers of the Purchaser, harmless against any and all losses, claims, damages, liabilities or action to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Subject Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Seller shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Seller shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this paragraph (d) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of Subject Stock by the Purchaser if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, (x) made in reliance upon and in conformity with information furnished in writing to the Seller by the Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (y) made in any preliminary prospectus, and the prospectus contained in the registration statement in the form filed by the Seller with the Commission pursuant to Rule 424(b) under the

Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him.

     (e) In the case of each offering registered pursuant to this Annex II, the Purchaser and each underwriter participating therein shall agree, in the same manner and to the same extent as set forth in paragraph (d) of this Annex II, severally to indemnify and hold harmless the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act, and the directors and officers of the Seller, and in the case of each such underwriter, the Purchaser, each person, if any, who controls the Purchaser within the meaning of the Securities Act and the directors, officers and partners of the Purchaser, with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Seller by the Purchaser or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

     (f) Each party indemnified under paragraph (d) or (e) of this Annex II shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (d) or (e) of this Annex II, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (d) or (e) of this Annex II for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the indemnified party, in its sole and absolute discretion, for the same counsel to represent both the indemnified party and the indemnifying party, then the indemnified party shall be entitled to retain its own counsel, in each jurisdiction for which the indemnified party determines counsel is required, at the expense of the indemnifying party. No such third party claim may be settled by the indemnifying party or the indemnified party without the prior written consent of the other, which consent shall not be unreasonably withheld.

     (g) If the indemnification provided for under paragraph (d) or (e) shall for any reason be held by a court to be unavailable to an indemnified party under paragraph (d) or (e) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph (d) or (e) hereof, the indemnified party and the indemnifying party under paragraph (d) or (e) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Seller and the prospective seller of Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller and such prospective seller from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     (h) Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable losses which may be recovered from an indemnifying party arising out of or resulting from the causes enumerated in paragraph (d) or (e) shall be an amount equal to the Purchase Price.

     (i) All, but not less than all, of the rights and obligations granted under this Annex II to cause the Seller to register Securities may be assigned, transferred or otherwise conveyed, in whole but not in part, by the Purchaser to
(i) any Affiliate of the Purchaser, or (ii) to any transferee other than an Affiliate of the Purchaser who acquires at least 500,000 shares of Securities, provided that in either circumstance the Purchaser gives the Seller written notice (at the time of, or within a reasonable time after, such transfer) stating the name and address of such Affiliate or other transferee, and such Affiliate or other transferee provides its agreement, in a form reasonably satisfactory to the Seller, to be bound by the provisions of this Annex II. The rights and corresponding obligations granted under this Annex II also may be assigned, transferred or otherwise conveyed, in whole or in part, from time to time: (i) by the Purchaser to the Lender or a party that is serving as collateral agent or that has otherwise been appointed an agent in connection with the Loan (the "Agent"); (ii) by the Lender to the Agent or to a single transferee (or to a single party acting as agent for multiple transferees) of all or a portion of the Loan; or (iii) by the Lender, the Agent or a transferee of the Lender pursuant to clause (ii) above to the Purchaser with respect to any Securities that are released from a lien imposed in connection with the Loan.

     (j) Capitalized terms not defined in this Annex II shall have the meanings set forth in the Agreement.

     (k) Any successor to Seller (whether by merger, consolidation, sale of assets, assignment or otherwise) shall expressly assume in writing the Seller's obligations hereunder.

     (l) Notwithstanding the foregoing, to the extent that the provisions of indemnification and contribution contained in an underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions set forth in the underwriting agreement shall control.

                                                                      APPENDIX C

                                 POWERTEL, INC.

                  AMENDED AND RESTATED 1991 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
 1.  PURPOSE............................................................   C-3
 2.  ADMINISTRATION.....................................................   C-3
     2.1.   Board.......................................................   C-3
     2.2.   Committee...................................................   C-3
     2.3.   No Liability................................................   C-3
 3.  STOCK..............................................................   C-3
 4.  ELIGIBILITY........................................................   C-4
 5.  EFFECTIVE DATE AND TERM OF THE PLAN................................   C-4
     5.1.   Effective Date..............................................   C-4
     5.2.   Term........................................................   C-4
 6.  GRANT OF OPTIONS...................................................   C-4
 7.  LIMITATION ON INCENTIVE STOCK OPTIONS..............................   C-4
 8.  OPTION AGREEMENTS..................................................   C-4
 9.  OPTION PRICE.......................................................   C-5
10.  TERM AND EXERCISE OF OPTIONS.......................................   C-5
     10.1.  Term........................................................   C-5
     10.2.  Option Period and Limitations on Exercise...................   C-5
     10.3.  Method of Exercise..........................................   C-6
11.  TRANSFERABILITY OF OPTIONS.........................................   C-6
12.  TERMINATION OF EMPLOYMENT..........................................   C-6
13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY.........................   C-7
     13.1.  Death.......................................................   C-7
     13.2.  Disability..................................................   C-7
14.  USE OF PROCEEDS....................................................   C-7
15.  SECURITIES ACT OF 1933.............................................   C-7
16.  SECURITIES EXCHANGE ACT OF 1934: RULE 16C-3........................   C-8
     16.1.  General.....................................................   C-8
     16.2.  Stock Option Committee......................................   C-8
     16.3.  Action by the Board.........................................   C-8
     16.4.  Additional Restriction on Transfer of Stock.................   C-8
     16.5.  Additional Requirement of Stockholders' Approval............   C-8
17.  AMENDMENT AND TERMINATION OF THE PLAN..............................   C-9
18.  EFFECT OF CHANGES IN CAPITALIZATION................................   C-9
     18.1.  Changes in Stock............................................   C-9
     18.2.  Reorganization With Corporation Surviving...................   C-9
     18.3.  Other Reorganizations; Sale of Assets/Stock.................   C-9
     18.4.  Adjustments.................................................  C-10
     18.5.  No Limitations on Corporation...............................  C-10
19.  DISCLAIMER OF RIGHTS...............................................  C-10
20.  NONEXCLUSIVITY OF THE PLAN.........................................  C-10

                                 POWERTEL, INC.

                  AMENDED AND RESTATED 1991 STOCK OPTION PLAN

     Powertel, Inc., a Delaware corporation (the "Corporation"), sets forth herein the terms of this Stock Option Plan (the "Plan") as follows:

1. PURPOSE

     The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) an opportunity to acquire (or increase) a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to remain in the employ or service of the Corporation or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code"), except to the extent that any such Option would exceed the limitations set forth in Section 7 below and except for Options specifically designated at the time of grant as not being "incentive stock options."

2. ADMINISTRATION

  2.1. BOARD

     The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

  2.2. COMMITTEE

     The Board may from time to time appoint a Stock Option Committee (the "Committee"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2.1. above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Corporation and applicable law. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

  2.3. NO LIABILITY

     No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3. STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock and/or shares of Preferred Stock of the Corporation (such shares of Common Stock and Preferred

Stock being collectively referred to herein as the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 5,000,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 18.4. below. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4. ELIGIBILITY

     Options may be granted under the Plan to any employee of the Corporation or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. An individual may hold more than one Option, subject to such restrictions as are provided herein. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any employee of the Corporation or any Subsidiary is 200,000 shares in any calendar year (subject to adjustment pursuant to Section 18 hereof).

5. EFFECTIVE DATE AND TERM OF THE PLAN

  5.1. EFFECTIVE DATE

     The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by the affirmative votes of the holders of a majority of the shares present, or represented, and entitled to vote at a duly held meeting of the stockholders of the Corporation at which a quorum is present, either in person or by proxy, or by written consent in accordance with applicable state law and the articles of incorporation and by-laws of the Corporation; provided, however, that upon approval of the Plan by the stockholders of the Corporation as set forth above, all options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null, void and of no effect.

  5.2. TERM

     The Plan shall terminate on the date ten years after the effective date.

6. GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees") Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted.

7. LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the
Code) does not exceed $100,000.

8. OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements") to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9. OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement. In the case of an Option that is intended to constitute an Incentive Stock Option, the option price shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of the Stock covered by the Option at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the date the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made. In the case of an Option not intended to constitute an Incentive Stock Option, the Option Price shall be not less than the par value of the Stock covered by the Option.

10. TERM AND EXERCISE OF OPTIONS

  10.1. TERM

     Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years (ten years and 30 days, in the case of an Option which is not designated as an Incentive Stock Option) from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

  10.2. OPTION PERIOD AND LIMITATIONS ON EXERCISE

     Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided above.

  10.3. METHOD OF EXERCISE

     An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Board and set forth in the Option Agreement pertaining to an Option, either (i) in cash or by check payable to the order of the Corporation (which check may, in the discretion of the Corporation, be required to be certified); (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him, and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

11. TRANSFERABILITY OF OPTIONS

     During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

12. TERMINATION OF EMPLOYMENT

     Upon the termination of the employment of an Optionee with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that in the event that such termination of employment is by reason of the Optionee's retirement with the consent of the Corporation or a Subsidiary in accordance with the normal retirement policies of the Corporation or a Subsidiary, as the case may be, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10.2. above), at any time within three months after such retirement and prior to termination of the Option pursuant to Section
10.1. above, to exercise, in whole or in part, any Option held by such Optionee at the date of such retirement, whether or not such Option was exercisable immediately prior to such retirement; provided further, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.2. above), in the event of termination of employment of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 10.1. above either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10.2. above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

Whether a termination of employment is to be considered by reason of retirement with the consent of the Corporation or a Subsidiary in accordance with the normal retirement policies of the Corporation or a Subsidiary, as the case may be, and whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan, shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed with the Corporation or any other Subsidiary.

13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

  13.1. DEATH

     If an Optionee dies while employed by the Corporation or a Subsidiary, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10.2. above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section
10.1. above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Board may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10.2. above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10.1. above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10.2. above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

  13.2. DISABILITY

     If an Optionee terminates employment with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10.2. above), at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 10.1. above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement that an Optionee may (subject to the general limitations on exercise set forth in Section 10.2. above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 10.1. above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.2. above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14. USE OF PROCEEDS

     The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

15. SECURITIES ACT OF 1933

     The Corporation shall not be required to sell or issue any shares of Stock, under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Corporation shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16. SECURITIES EXCHANGE ACT OF 1934: RULE 16C-3

  16.1. GENERAL

     The Plan is intended to comply )with Rule 16C-3 ("Rule 16C-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and after the date on which the Corporation first registers a class of equity security under Section 12 of the Exchange Act (the "Registration Date"). From and after the Registration Date, any provision inconsistent with Rule 16C-3 (as in effect on the Registration Date) shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 2.2.) or the Board (acting pursuant to Section 2.1.), be inoperative and void. Moreover, in the event the Plan does not include a provision required by Rule 16C-3 to be stated therein, such provision (other than one relating to eligibility requirements and the amount and timing of awards) shall be deemed automatically to be incorporated into the Plan insofar as participants subject to Section 16 are concerned. In addition, from and after the Registration Date the provisions set forth in Sections 16.2. through 16.5. shall apply.

  16.2. STOCK OPTION COMMITTEE

     From and after the Registration Date, the Committee appointed pursuant to
Section 2.2. shall consist of not fewer than two members of the Board, none of whom, during the twelve months prior to service on such Committee, shall have been granted an Option under this Plan and each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "disinterested person" as defined in Rule 16C-3.

  16.3. ACTION BY THE BOARD

     From and after the Registration Date, the Board may act under the Plan other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2.2. above, only if all members of the Board are "disinterested persons" as defined in Rule 16C-3.

  16.4. ADDITIONAL RESTRICTION ON TRANSFER OF STOCK

     From and after the Registration Date, no director, officer or other "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.

  16.5. ADDITIONAL REQUIREMENT OF STOCKHOLDERS' APPROVAL

     From and after the Registration Date, no amendment by the Board shall, without approval by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the amendment, or by written consent in accordance with applicable state law and the articles of incorporation and by-laws of the Corporation, materially increase the benefits accruing to eligible individuals under the Plan or take any other action that would require the approval of such stockholders pursuant to Rule 16C-3.

17. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time, and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by the affirmative votes of the holders of a majority of the shares present, or represented, and entitled to vote at a duly held meeting of the stockholders of the Corporation at which a quorum is present, either in person or by proxy, or by written consent in accordance with applicable state law and the articles of incorporation and by-laws of the Corporation, (i) change Plan eligibility requirements; (ii) increase the maximum number of shares subject to the Plan (except as permitted under Section 18 hereof); (iii) materially increase the benefits under the Plan; or (iv) otherwise cause the Plan to not comply with Rule 16C-3 (or any successor rule or other regulatory requirements) or the Code. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

18. EFFECT OF CHANGES IN CAPITALIZATION

  18.1. CHANGES IN STOCK

     If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of the conversion of the outstanding shares of Preferred Stock to shares of Common Stock of the Corporation pursuant to the terms of the Certificate of Incorporation of the Corporation, or by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly, so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

  18.2. REORGANIZATION WITH CORPORATION SURVIVING

     Subject to Section 18.3. hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

  18.3. OTHER REORGANIZATIONS; SALE OF ASSETS/STOCK

     Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10.2. above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to
Section 10.2. above, but subject to any additional limitations that the Board may, in its sole discretion, include in any Option Agreement. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

  18.4. ADJUSTMENTS

     Adjustments under this Section 18 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

  18.5. NO LIMITATIONS ON CORPORATION

     The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.

20. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF

                                 POWERTEL, INC.
                           TO BE HELD ON MAY 20, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby constitutes and appoints ALLEN E. SMITH and FRED G. ASTOR, JR. and each or either of them as true and lawful agents and proxies of the undersigned with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of Powertel, Inc. ("Powertel") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Powertel to be held on May 20, 1999 at The Cotton Duck, 6101 20th Avenue, Valley, Alabama 36854 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders, receipt of which is acknowledged, and upon any other business that may properly come before the meeting or any adjournment. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)
                                                                 SEE REVERSE
                                                                     SIDE

[X]

PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.

                                              FOR    AGAINST  ABSTAIN
1. PROPOSAL to ratify the issuance of the                                 2. PROPOSAL to approve the amendment to
   Series E Preferred and the Series F                                       the 1991 Stock Option Plan to increase
   Preferred and approve all the shares of                                   the number of shares of common stock
   common stock issuable upon conversion                                     reserved for issuance thereunder from
   of, or as dividends on, the Preferred                                     3,000,000 shares to 5,000,000 shares.
   Stock.

                FOR         WITHHELD                                         FOR       AGAINST         ABSTAIN

3. ELECTION                            NOMINEES   DONALD W. BURTON        4. PROPOSAL to ratify the appointment of
   OF                                             MAURICE P. O'CONNOR        Arthur Andersen LLP as independent public
  DIRECTORS:                                                                 accountants of the Company for the
                                                                             year ending December 31, 1999.

(INSTRUCTION: To withhold authority to vote for any individual            5. IN THEIR DISCRETION, to act upon such other
 nominee(s), write that nominee's name(s) in the space provided below.)      business as may properly come before the meeting
 ------------------------------------------------------------------          or any adjournment thereof.


SIGNATURE(S)
------------------------------------------------- DATE --------------- , 1999

NOTE: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity must give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.